UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

Litman Gregory Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory

4 Orinda Way, Suite 200-D

Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Value Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Focused Opportunities Fund
Litman Gregory Masters Alternative Strategies Fund

December 31, 2011

www.mastersfunds.com

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

°	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

°	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

°	The Value Fund includes managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

°	The Focused Opportunities Fund uses multiple managers with diverse investment styles. However, even with this diversification, the fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the fund could become more diversified.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii Litman Gregory Funds Trust

Contents

Our Commitment to Shareholders	2
Funds’ Performance	4
Letter to Shareholders	5
Litman Gregory Masters Equity Fund
Equity Fund Review	8
Equity Fund Managers	12
Equity Fund Stock Highlights	13
Equity Fund Schedule of Investments	16
Litman Gregory Masters International Fund
International Fund Review	18
International Fund Managers	23
International Fund Stock Highlights	24
International Fund Schedule of Investments	27
Litman Gregory Masters Value Fund
Value Fund Review	29
Value Fund Managers	33
Value Fund Stock Highlights	34
Value Fund Schedule of Investments	36
Litman Gregory Masters Smaller Companies Fund
Smaller Companies Fund Review	37
Smaller Companies Fund Managers	41
Smaller Companies Fund Stock Highlights	42
Smaller Companies Fund Schedule of Investments	45
Litman Gregory Masters Focused Opportunities Fund
Focused Opportunities Fund Review	46
Focused Opportunities Fund Managers	50
Focused Opportunities Fund Stock Highlights	51
Focused Opportunities Fund Schedule of Investments	52
Litman Gregory Masters Alternative Strategies Fund
Alternative Strategies Fund Review	53
Alternative Strategies Fund Managers	56
Alternative Strategies Fund Highlights	57
Alternative Strategies Fund Schedule of Investments	61
Expense Examples	71
Statements of Assets and Liabilities	73
Statements of Operations	75
Statements of Changes in Net Assets
Equity Fund	76
International Fund	76
Value Fund	77
Smaller Companies Fund	77
Focused Opportunities Fund	78
Alternative Strategies Fund	78
Financial Highlights
Equity Fund	79
International Fund	80
Value Fund	81
Smaller Companies Fund	82
Focused Opportunities Fund	83
Alternative Strategies Fund	84
Equity, International, and Alternative Strategies Investor Class	85
Notes to Financial Statements	86
Report of Independent Registered Public Accounting Firm	104
Other Information	105
Index Definitions	111
Industry Terms and Definitions	113
Tax Information	115
Trustee and Officer Information	116

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents 1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago we implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any of our funds.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2 Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Litman Gregory Masters Focused Opportunities Fund & Litman Gregory Masters Value Fund are non-diversified funds, which means that they may concentrate more assets in fewer individual holdings than diversified funds. Though primarily equity funds, they may invest a portion of their assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated. Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 9, 20, 30, 38, 47 and 54 for each fund’s top contributors. See pages 10, 21, 31, 39, 48 and 54 for each fund’s portfolio composition. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see page 111 for index definitions. You cannot invest directly in an index.

Please see page 113 for industry definitions.

Funds’ Performance 3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
					Since
Institutional Class Performance as of 12/31/2011	1-Year	3-Year	5-Year	10-Year	Inception
Litman Gregory Masters Equity Fund (12/31/1996)	-4.16%	18.13%	-1.70%	2.47%	6.03%
Russell 3000 Index	1.03%	14.88%	-0.01%	3.51%	5.68%
Custom Equity Index	-0.56%	13.91%	-0.48%	3.78%	5.61%
Lipper Multi-Cap Core Fund Index	-2.81%	15.33%	-0.31%	3.45%	5.37%
Gross Expense Ratio: 1.29% Net Expense Ratio* as of 4/29/2011: 1.27%

Litman Gregory Masters International Fund (12/1/1997)	-16.24%	10.37%	-2.41%	6.30%	7.51%
S&P Global (ex U.S.) LargeMidCap Index	-13.41%	11.39%	-2.13%	6.77%	5.25%
Lipper International Large-Cap Core Fund Index	-13.57%	6.73%	-4.97%	3.90%	3.75%
MSCI EAFE Index	-11.75%	8.15%	-4.27%	5.12%	3.95%
Gross Expense Ratio: 1.28% Net Expense Ratio* as of 4/29/2011: 1.14%

Litman Gregory Masters Value Fund (6/30/2000)	0.88%	17.38%	-3.62%	2.80%	3.65%
Russell 3000 Value Index	-0.10%	11.62%	-2.58%	4.08%	4.17%
Lipper Large-Cap Value Fund Index	-2.16%	11.39%	-2.25%	2.59%	1.80%
Gross Expense Ratio: 1.40% Net Expense Ratio* as of 4/29/2011: 1.37%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	0.47%	22.75%	0.74%	n/a	6.64%
Russell 2000 Index	-4.18%	15.63%	0.15%	n/a	7.46%
Lipper Small-Cap Core Fund Index	-3.82%	17.59%	1.31%	n/a	7.87%
Gross Expense Ratio: 1.56% Net Expense Ratio* as of 4/29/2011: 1.55%

Litman Gregory Masters Focused Opportunities Fund (6/30/2006)	3.62%	21.21%	-0.57%	n/a	1.26%
S&P 500 Index	2.11%	14.10%	-0.25%	n/a	1.97%
Gross Expense Ratio: 1.45% Net Expense Ratio* as of 4/29/2011: 1.35%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	n/a	n/a	n/a	n/a	3.41%
Barclays Aggregate Bond Index	n/a	n/a	n/a	n/a	1.12%
S&P 500 Index	n/a	n/a	n/a	n/a	11.81%
40/60 Blend of S&P 500 Index & Barclays Aggregate Bond Index	n/a	n/a	n/a	n/a	5.40%
3-Month LIBOR	n/a	n/a	n/a	n/a	0.07%
Gross Expense Ratio: 1.84% Net Expense Ratio* as of 9/2/2011: 1.49%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See page 111 for the index definitions.

*Gross and net expense ratios are for the institutional share class. Expense ratios for the Equity, International, Value, Smaller Companies, and Focused Opportunities funds are per the Prospectus dated 4/29/2011. Expense ratios for the Alternative Strategies fund are per the fund’s prospectus dated 9/2/2011. Through April 30, 2013, Litman Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2013, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund. Through September 30, 2012, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 1.49%.

4 Litman Gregory Funds Trust

Dear Fellow Shareholder,

Stock markets around the world struggled in 2011 as investors worried about debt levels in Europe, the U.S. and Japan, and also the possibility of a sharp slowing of China’s growth in the face of declining property prices. The U.S. stock market was one of the world’s best performing markets for the year. That this was true with price levels that were literally flat for the S&P 500 (the year’s 2% return came all from dividends) says much about how tough a year it was for global stock investors. Outside the U.S. stock prices were sharply lower. The MSCI EAFE Index (developed countries) lost 12.1% in 2011 while the MSCI Emerging Market Index delivered even worse performance, losing 18%, trailing even the European stock index. During 2011, three Litman Gregory Masters equity funds generated positive returns and beat their benchmarks, while two trailed their benchmarks. Four of the five have out-returned their benchmarks by sizable margins over the past three years. (The fifth fund trailed its primary benchmark but outperformed two secondary benchmarks.) At the beginning of the fourth quarter Litman Gregory Masters launched its first non-equity fund, Litman Gregory Masters Alternative Strategies Fund. The fund returned 3.4% during its first quarter of operation and attracted significant investor interest, ending that period with over $150 million in assets.

Clearly 2011 was a difficult year for equity investors to make money as they continued to worry about macro level risks. This worry was reflected in returns and also in other ways including:

•	During 2011, volatility was extremely high—the third highest since the 1930s according to Ned Davis Research, Inc. There were 12 market corrections of at least 5% during the year.

•	Another development that was likely related to the same macro concerns was the very high level of correlations among asset classes and among individual stocks within the stock market. At the asset class level, “risk assets” (stocks and “risky” fixed income like high-yield bonds and emerging-markets bonds) tended to share the same pattern during 2011 of selling off and rebounding based on investors’ shifting pessimism and optimism. And within the stock market, correlations reached the highest level in 35 years (as far back as our data goes), suggesting there was a similar dynamic going on.

•	A third indicator of perceived risk during 2011 was sector performance. Even though correlations were high between S&P 500 stocks and the overall stock market, there was still wide dispersion of performance between the various stock market sectors. The sector story was that defensive sectors performed quite well with utilities, consumer staples and health care all delivering double digit returns. No other sector returned more than 4.4%. The financial sector (which comprises 16% of the S&P 500 index), lost 18% of its value.

Uncertain Outlook

High perceived risk is generally not good for equity market returns until investors get to a level of maximum pessimism. At that point investors have done their selling so that there is little selling pressure left and lots of potential buyers. Whether investor pessimism could get worse in the near term will likely depend on how macro issues play out including the European sovereign debt and banking crisis. Another challenge relates to the high correlations mentioned earlier, which make it more difficult for stock pickers to add value. 2010 was a particularly difficult year for stock pickers to beat their benchmarks. For example, based on Morningstar data, among large-cap blend funds, the Vanguard Index 500 had its highest performance ranking in 13 years, beating 81% of the actively managed funds.i (The fund tracks the S&P 500 Index.) This compares to 2009 when the Vanguard fund ranked in the bottom half of the category. These two issues, risk avoidance and high correlations, may be related as rising macro risk perceptions can impact the perceived riskiness of almost all stocks—making macroeconomics a potentially bigger temporary driver of stock prices than company-level fundamentals. This all leaves us very uncertain over the near-term outlook and underscores the need for stock market investors to have a truly long-term time horizon. In our view there are multiple scenarios, with varying probabilities, that could play out.

In the worst case, we believe stocks could experience an extended period of poor average returns. This could occur in a range bound market where some good years are offset by poor years resulting in little progress or even backsliding over a longer time period such as five years. Or it could be driven by a sizable bear market followed by very strong returns. In the best case scenario we believe that annualized double digit returns could be captured by stock investors over five years. (There are many other possible, and in our view, more likely, scenarios in between the extremes.)

Given that powerful macro forces that are in play, and the potential impact of government policies that may or may not happen, no investor should be confident that they can accurately predict how the next few years will play out. For this reason we believe owners of stocks are wise to think long term. We are much more confident that investors who can allocate a portion of their portfolio to stocks for a period closer to 10 years or longer will be adequately rewarded. We believe this because over that time period, based on our analysis, there is a good chance that we will have made enough progress in reducing debt in the global economy to remove that headwind and related risks to economic growth. Secondly, we believe there are plenty of individual companies that are attractively priced, often because of temporary factors or general macro pessimism, that will be able to thrive in coming years and over an extended time period. If that is the case we believe they are likely to deliver satisfying returns given an investment time horizon that is long enough to allow their fundamentals to drive their stocks’ return. As a general example of the opportunity in individual stocks, Southeastern Asset Management’s Mason Hawkins, a sub-advisor on the Equity and Value funds, points out that the stocks he owns for Masters are priced at an average discount of more than 40% of Southeastern’s estimate of their value. And, on average, the portfolio’s yield on free cash flow is over 10%. Understanding the thinking behind many of the individual stock holdings also helps support the view that there is opportunity at a stock-picking level. A number of stock stories are included in the individual fund reports in pages that follow. In addition, here are three:

[i]	The Vanguard 500 Index Fund is a passively managed fund that seeks to track the performance of a benchmark that measures the returns of 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. The fund’s annual expense ratio is 0.17% Portfolio turnover during the fund’s most recently ended fiscal year was 4.3%. Investors in the fund are subject to Index Sampling Risk, which is the chance that securities selected for the fund in, the aggregate, will not provide investment performance matching that of the Index. As of 12/31/2011, the fund’s 1-, 3-, 5-, and 10-year average annual total returns were 1.97%, 14.01%, -0.33%, and 2.82%, respectively. The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that investors’ shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited.

Funds’ Performance 5

One example of this is Segro PLC, purchased by Amit Wadhwaney of Third Avenue Management LLC for the International fund. Segro is a real estate investment trust which owns industrial properties primarily in the U.K. This opportunity is an example of how economic uncertainty can create opportunities to buy quality companies at a discounted price. In this case, Wadhwaney purchased Segro’s stock at a discount in excess of 30% to his estimate of its net asset value (“NAV”). The company’s U.K. properties are mostly located in the highly desirable and space-constrained Southeastern part of the country. In 2009, Segro acquired Brixton PLC near the bottom of the market cycle when the vacancy rate on Brixton’s portfolio of properties was around 25%. Since then the company has created a market-leading position in many of the key industrial areas in and around London and they’ve made significant progress in bringing vacancy rates down to low double-digit percent levels. Despite these positive developments, the company’s stock price declined sharply in recent months as investors worried about how a slowing economy would impact Segro’s tenants. Wadhwaney saw this as an opportune time to buy a company with attractive assets and an able management team that can realize the value of those assets by maximizing cash flow and/or selling a portion of its portfolio to a strategic or a financial buyer. Moreover, the company is pursuing development in areas with attractive growth prospects. Segro also meets Wadhwaney’s “safe” criteria: it has a strong financial position with about a 50% loan to value, a 2.2 times fixed-charge coverage ratio and a very long-dated maturity schedule on its property loans with an average of about 10 years remaining. Finally, the stock has a 6.5% dividend yield so he is getting paid to wait for the stock price to move closer to his assessment of the NAV.

Another notable example is QR National, an Australian Freight Company also purchased for the International fund by Jim Gendelman of Marsico Capital Management. Given high macro risks, Gendelman has a portion of his portfolio invested in companies that he views as offering stable growth at reasonable prices that are also undergoing positive fundamental change. He believes companies with these traits may experience relatively less downside if volatility continues or worsens. QR National is geographically well positioned to benefit from China’s growth. It was previously owned by the Queensland government and went public in 2010. Its management has embarked on a restructuring plan that Gendelman believes will result in lower operating costs, improved service and the ability to raise prices over three to five years. According to Gendelman, the combined effect of lower operating costs and faster price increases should allow QR to grow earnings at an annual rate of 30% over the next several years.ii (Gendelman has seen a similar restructuring story unfold successfully with Canadian National Railway.) However, many investors, especially those based in the Pacific basin, do not recognize the impact such a restructuring can have on the earnings of a normally slow-growing railroad company. As a result, Gendelman is paying only 10x his estimate of 2014 calendar earnings. In addition to the stock trading at attractive valuations, Gendelman believes management will return about 10% of the company’s market capitalization through dividend payouts and/or share buybacks in the next few years. Finally, QR’s railroad-related hard assets provide some downside protection in adverse market conditions. Gendelman says he would own this stock in any environment and that it is especially attractive given his current cautious view on the markets. One key risk to Gendelman’s thesis on QR is that China or Asian demand for commodities declines materially.

A third interesting opportunity, Newfield Exploration, was recently added to the Value fund by Bill Nygren of Harris Associates LP. Newfield is an oil and natural gas exploration and production company. Nygren believes management can grow the value of the business by about 10% per year, given his expectations of the company’s free cash flow and its capital investment opportunities. He has been particularly impressed with management’s capital allocation skill, which is driven by a disciplined return focus on each individual project they consider. In addition, analyst John Raitt tells us that while most investors tend to focus only on the company’s free cash flow or earnings, Nygren and Raitt also ascribe value to the company’s non-producing acreage. Importantly, Nygren notes that they are particularly conservative in their long-term estimate of oil prices, so if long-term oil prices remain higher than $60, their estimate of business value will increase dramatically. The addition of Newfield to the portfolio, which was purchased at an average price that reflected a greater than 40% discount to Nygren’s assessment of its value, allowed him to lower the average price-to-value of his sleeve of the Value fund portfolio, while diversifying into a sector where there was previously little exposure. The purchase is also an example of the potential “time-value arbitrage” that long-term investors can sometimes benefit from. The stock price dropped from over $70 in the summer to under $40 by the end of the year largely because Newfield failed to meet its production targets, and also because of falling gas prices. But Nygren believes the impact will be a short-term issue since it is primarily driven by a shift in production focus to lower cost/higher return fields (including a gradual heavier focus on oil). Because the issue is temporary he does not believe it will impact the long-term value of the business. The sell off triggered by more short-term oriented investors made Newfield the cheapest company on the Harris buy list and offered what appears to be a great opportunity for patient investors willing to wait for short-term concerns to pass. You can read more about Newfield Exploration on page 34.

ii	Earnings growth is not a measure of the fund’s future performance

6 Litman Gregory Funds Trust

Risk Management in a Risky World

Because there is always short-term risk in the stock market, few investors allocate their entire portfolio to stocks. Based on Federal Reserve Board data, households’ recent allocation to stocks of 31% was near its 60-year average. Where is the rest invested? Bonds and cash made up over 40% of the rest. However, while investor capital continues to flow into the bond market, many investors are increasingly nervous and/or unhappy with traditional defensive assets because of very low yields. Cash yields almost nothing, and very high quality bonds also offer low yields. U.S. Treasuries, typically viewed as a very low-risk asset are paying nearly record low yields. As of the end of 2011, the 10-year Treasury yielded 1.87%. At this yield this asset hardly seems low risk to us. The risk over 10 years is that investors do not keep up with inflation. If they sell earlier, the risk is that the price of the security is less than what they paid as a result of rising interest rates. For the investment-grade market in general, based on the widely followed Barclays Aggregate Index, the yield, as of 12/31/2011, is only slightly higher at 2.2%.

Because of currently low bond yields, which, based on simple math, would produce low single-digit returns for bond investors over longer time periods (say five years), many investors are searching for investments that have the potential to deliver better returns with substantially lower short-term risk than the stock market. Our launch of the Litman Gregory Masters Alternative Strategies Fund on September 30, 2011 was partly driven by this dynamic. The fund is sub-advised by four well-known and respected managers who have run public and private funds. Each is heavily focused on risk management using an opportunistic approach within their investment universe. Each strategy is different so that the overall fund is diversified. The fund’s first quarter was successful with a return of 3.4%, low volatility and strong demand which took assets over $150 million, a critical mass that will allow us to efficiently manage the fund’s operating expenses. See the report beginning on page 53 for much more detail on this new Litman Gregory Masters fund.

Meeting Challenges

The 2000s have been difficult for investors. The Litman Gregory Masters funds have had their ups and downs during this period. The clearest success has been Litman Gregory Masters International, which ranks in the top decile of its Morningstar Foreign Large Blend peer group over the last 10 years. (As of December 31 2011, Morningstar, Inc. ranked the fund in the top 82nd, 19th, 18th, and 10th percentiles among 817, 737, 563, and 317 Foreign Large Blend Funds over the trailing one-, three-, five, and ten-year periods, respectively, based on total return.iii) Our domestic equity funds struggled for several years just preceding and during the time of the financial crisis but have rebounded on a relative and absolute performance basis over the last three years as the sub-advisor changes we made around that time have added value and the funds have materially outperformed their benchmarks. We expect continued challenges for stock market investors but believe that there is opportunity for patient investors at the individual stock level. That opportunity may or may not result in strong returns over short time periods, including one-year periods, but over sufficiently long time periods we believe that our management group can deliver. (You can read about some of the individual stock opportunities after the individual fund discussions included in this report.) And we are excited to be building a record for our Alternative Strategies fund in a more conservative fund category where we believe there is a strong investor need for skillfully and prudently managed funds.

As always, we and the independent trustees continue to express our belief in the Litman Gregory Masters funds through sizable personal and 401k investments. As of the end of 2011, Litman Gregory partners, employees and the fund group’s trustees own $15.8 million in Litman Gregory Masters fund shares.

Sincerely,

Ken Gregory and Jeremy DeGroot

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please click www.mastersfunds.com. Please see page 4 for the most recent performance figures for the Alternative Strategies Fund.

iii	Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Morningstar Rankings represent the fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. ©2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Funds’ Performance 7

Litman Gregory Masters Equity Fund Review

The close of 2011 marked the 15-year anniversary of Litman Gregory Masters Equity Fund. Since its inception on December 31, 1996, the fund has outperformed its primary and secondary benchmarks.

However, during 2011 the fund lost 4.2%, compared to a 1.0% gain the fund’s benchmark, the Russell 3000 Index. The underperformance during the year comes after two years of strong absolute and relative performance. On a trailing three-year basis the fund’s return is well ahead of the benchmark. However, the fund is lagging its benchmark over the trailing five and 10 years. A closer look at the historical performance identifies several sub-periods worth examining. The fund outperformed its benchmark for six straight years ending in 2004. It then experienced a performance slump through the end of 2008. Since that time, its average annual return is 18.1%, significantly better than the 14.9% return delivered by the Russell 3000 Index.

Litman Gregory Masters Equity Fund

Performance as of December 31, 2011

	Average Annual Total Returns
	1-	3-	5-	10-	Since
	Year	Year	Year	Year	Inception
Institutional Class	-4.16%	18.13%	-1.70%	2.47%	6.03%
Russell 3000 Index	1.03%	14.88%	-0.01%	3.51%	5.68%
Custom Equity Index	-0.56%	13.91%	-0.48%	3.78%	5.61%
Lipper Multi-Cap
Core Fund Index	-2.81%	15.33%	-0.31%	3.45%	5.37%
Investor Class	-4.40%	n/a	n/a	n/a	16.04%
Russell 3000 Index	1.03%	n/a	n/a	n/a	17.52%
Custom Equity Index	-0.56%	n/a	n/a	n/a	16.82%
Lipper Multi-Cap
Core Fund Index	-2.81%	n/a	n/a	n/a	16.14%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Having completed Masters Equity’s 15th year, it is worth noting that four of the fund’s original six management firms are still working as sub-advisors, and each has out-returned his benchmark by at least 1.2 percentage points (net of their management fee) since the fund’s inception date of December 31, 1996. The fund has had to overcome a long and sizable performance drag from one of its value sleeves and this was a contributing factor to the poor performance run from 2004 through most of 2008. This sleeve by itself cost the fund over 0.6 percentage point of performance over the fund’s life and almost one percentage point over the past 10 years. However, this performance drag has stopped since Bill Miller was replaced with Clyde McGregor of Harris Associates, LP over three years ago. Miller had been hired by the fund in 2000 and our belief that he was a good fit for Masters Equity gradually changed over time. Ultimately it was clear that we waited too long to make a change and that mistake on our part negatively impacted the fund’s longer term record in a material way. We believe that mistake has been rectified and we are pleased with the very strong absolute and relative performance since that time.

The current management team includes seven managers, six of whom have out-returned their benchmarks during their tenure with Masters Equity. Besides McGregor, two other managers were also added in 2008 when Sands Capital and Turner Investment Partners were brought on to replace TCW because of turnover in TCW’s portfolio management team.

Portfolio Commentary

Performance of managers: In 2011, only two of the seven Equity stock pickers outperformed their respective benchmarks. Net of the management fee each sub-advisor charges to the fund, their individual returns for the year ranged from a gain of 2.7% to a loss of 11.6%. Two of the fund’s three growth managers were among the fund’s largest underperformers and all three growth managers trailed their respective benchmarks for the year. In 2010, the opposite was true, with the same managers posting three of the fund’s four highest returns.i

As we have written in the past, we do not expect short-term outperformance from every manager in every time period. Our goal for all of our investment managers is long-term outperformance relative to their benchmarks. In that regard, through December 31, 2011, six of the seven sub-advisors are ahead of their respective benchmarks during their entire tenure with Litman Gregory Masters. (Four sub-advisors have been on the fund since its inception 15 years ago, while the other three sub-advisors were added to the portfolio at various points in 2008.)

Sector and stock-picking impact: We focus on the performance of individual stocks rather than the effect of sector allocation when discussing the performance of the Masters funds, though at times sector exposure may provide some insight into the fund’s relative performance. Based on attribution data for 2011, Masters Equity’s overall sector exposure explains close to half the fund’s 2011 underperformance. No single sector exposure contributed positively to performance. Sector exposures were either neutral or detracted from performance. (This happens if the above-average-performing stock market sectors were market weighted or underweighted in the fund’s portfolio compared to their weighting in the index portfolio, and vice versa for the worst below-average-performing market sectors.) The primary detractor was consumer staples. It was the best-performing sector for the benchmark during the year (up nearly 14%), while the portfolio was underweighted by an average of seven percentage points during the 12-month period (2.4% vs. 9.3%). As for stock selection, it added value in the technology and financial sectors. The largest detractors were in the energy, materials, industrials, and consumer discretionary sectors. Holdings in the materials sector were collectively down almost 21 percentage points, compared to a 9.5 percentage point decline for the benchmark names. Here, Cemex, a Mexican concrete company, was a notable detractor, declining nearly 48% during the year. Elsewhere, the fund’s energy holdings declined roughly 5.5% on average, while benchmark names gained over 3%, on average. Within energy, Chesapeake Energy was among the portfolio’s top 10 weightings, and the stock declined over 13% for the year, putting it among the fund’s largest detractors during the year.

8 Litman Gregory Funds Trust

Another factor in the fund’s 2011 performance was its exposure to foreign stocks. Foreign stocks’ average allocation in the fund’s portfolio was just over 13% during the year and the average loss for this portion of the portfolio was almost 20%. This explained the majority of the Equity’s 2011 loss, with Cemex responsible for about one fifth of the drag from foreign stocks. More generally, foreign stock markets lagged the U.S. stock market by a wide margin during the year.

Leaders and laggards: The table that follows lists the biggest contributors to and detractors from performance for the year.

Intuitive Surgical is once again on the list of the largest contributors after lagging in 2010. The company, which designs and sells robotic-assisted, minimally invasive surgery equipment, was initially purchased by the Sands team in early 2009 and finished that year as the top contributor to the fund’s return. After languishing in 2010, the stock price rose 80% in 2011 and currently stands at a 270% gain from Sands’ average cost.

Other top contributors include Visa and Apple. Both stocks were owned by three managers during the year. We tend to believe overlapping holdings can be indicative of good value. Visa and Apple, up 45% and 25%, respectively during 2011, are good examples of this. At year-end Visa was the portfolio’s largest weighting (3.6%), and Apple was the fifth-largest holding (2.7%). These allocations are not near levels that we view as excessive. While there are occasionally overlapping holdings across managers’ portfolios, only once (over a decade ago) did we actively step in and request that managers reduce a large weighting to a portfolio holding, when it reached 10% of the overall portfolio (this happened in a different Masters fund).

One of the largest detractors (down 63%) in the period was OpenTable, owned by Sands Capital. OpenTable has taken a fragmented restaurant reservation market and created what other online companies have done in the airline and hotel reservation industries. According to Sands, the company’s first-mover advantage enables it to benefit from a virtuous cycle that is difficult to break, where diners are attracted to the service with the most restaurants, while restaurants are attracted to the network with the most diners. This “network effect” creates a barrier to entry, and is a critical aspect of what Sands views as the company’s sustainable competitive advantage. With a virtual monopoly on this market—over 95% of all online restaurant reservations in the U.S. are through OpenTable—Sands believes it will be tough for restaurants to switch to a competitor. Nevertheless, there have been concerns about increased competition, which largely explains the depressed stock price. Sands is currently in “deep-digging and monitoring” mode, evaluating whether they were wrong about the barriers to entry. For now, given the very high expected growth rates, Sands continues to think that over the next three to five years, OpenTable can grow revenues at 25%-30% and earnings above 30%. At multiples of 39x 2012 earnings estimates and 27x 2013 earnings, they believe the stock’s current valuation is reasonable given the very high expected growth rate. Should the concern about competition fail to materialize to the extent feared, they believe the current stock price is a bargain.

Eight of the portfolio’s 10 largest contributors remain in the portfolio as of December 31. Netlogic and SuccessFactors were both owned and sold by Turner during the year at substantial gains. SuccessFactors, a cloud-based software solutions provider, was purchased by Turner in August of this year at $22 and sold at nearly $40 in December after the company was acquired. Semiconductor maker NetLogic was added to the portfolio in December of 2009 at an average cost of $25, and was sold at $48 this September. Of the 10 worst performing stocks, eight are still in the fund portfolio.

Ultimately, it is important to understand that the fact that a stock has lost (or made) money for Masters in a given period tells us nothing about how successful the holding was or will ultimately become. The fund will hold some stocks for significantly longer periods and the success of these holdings must be judged over the entire holding period and therefore won’t be known until they are ultimately sold.

Litman Gregory Masters Equity Fund Contribution by Holding For the Year Ended December 31, 2011

Top Contributors
Portfolio
Security	Contribution
Visa, Inc.	1.02%
Omnicare, Inc.	0.68%
Intuitive Surgical, Inc.	0.46%
Netlogic Microsystems, Inc.	0.45%
HSN, Inc.	0.39%
Successfactors, Inc.	0.39%
Fortinet, Inc.	0.38%
Walt Disney Co. (The)	0.35%
Apple, Inc.	0.35%
Questcor Pharmaceuticals, Inc.	0.33%

Bottom Contributors
Portfolio
Security	Contribution
Bank of New York Mellon Corp.	-1.42%
Cemex S.A.B. de C.V. - ADR	-0.80%
Quad/Graphics, Inc.	-0.52%
Entropic Communications, Inc.	-0.51%
Boston Scientific Corp.	-0.49%
ACS Actividades De Construccion y Servicios S.A.	-0.49%
OpenTable, Inc.	-0.44%
Chesapeake Energy Corp.	-0.38%
Cheung Kong Holdings Ltd.	-0.37%
Acme Packet, Inc.	-0.35%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 9

Portfolio mix: Often Masters Equity’s sector weights may vary widely from those of its benchmark. This reflects the managers’ bottom-up-focused stock-selection process in which little or no consideration is given to how their sleeves’ sector weights compared to the index.

At year-end, the portfolio’s largest sector deviation from the Russell 3000 Index was the allocation to consumer staples. The fund has less than one percent of its portfolio invested in the sector, compared to nearly 10 percentage points for the benchmark. Utilities is the second-most underweighted sector. The portfolio has no exposure to the sector, compared to 4% for the benchmark. As for overweightings, financials is the largest sector overweighting at 22% of the portfolio, compared to 15% for the index. Names such as Bank of New York Mellon, American Express, and Fairfax Financial Holdings are among the fund’s largest positions. However, the fund has no exposure to investment banks and minimal exposure to commercial banks. Technology was the second-largest overweighting, at 22.8% of the portfolio compared to 18.3% for the Russell 3000. Visa (classified as a technology stock), Apple and Dell are the portfolio’s largest technology weightings. Other sectors were within +/- two percentage points of the benchmark weightings.

Differences between the fund and the benchmark are particularly apparent in the fund’s meaningful exposure to foreign-domiciled companies. During the year, the portfolio’s weighting to foreign companies drifted slightly but finished the year almost unchanged at just under 15%, though there was turnover among the names. Long-time holdings include Cemex SA (Mexico), Cheung Kong Holdings, Ltd (Hong Kong), and Canadian Natural Resources. New names include BM+Fbovespa (the Brazilian stock exchange) and Li + Fung (a Chinese consumer goods company), both of which were purchased by Sands in May of this year. Foreign holdings no longer in the fund include China Wireless and Potash Corporation of Saskatchewan.

As for company size, the fund’s weighted-average market cap increased from $30.2 billion to $36.5 billion in the year. This is in line with what we are hearing from many managers, who believe large-cap stocks are more attractively valued than small-caps. However the fund can invest in any size company and small- and mid-cap stocks collectively made up 44% of the portfolio. And while it appears from the data that the fund’s small-cap exposure increased materially in 2011, the increase was mostly due to a change in the defined threshold between the small- and mid-cap categories that caused a number of the fund’s stocks to be re-categorized as small-cap from mid-cap.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	3000
	as of	as of	Index as of
	12/31/11	12/31/10	12/31/11
Consumer Discretionary	13.7%	14.7%	11.7%
Consumer Staples	0.5%	4.6%	10.0%
Energy	11.2%	13.6%	11.3%
Finance	22.1%	16.6%	14.8%
Health Care & Pharmaceuticals	10.1%	11.5%	11.8%
Industrials	9.3%	5.5%	11.3%
Materials	4.2%	5.9%	4.0%
Technology	22.8%	20.4%	18.3%
Telecom	1.3%	1.0%	2.9%
Utilities	0.0%	0.0%	3.9%
Cash Equivalents & Other	4.8%	6.2%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $668 million

Small-Cap $668 million - $2.97 billion

Small/Mid-Cap $2.97 billion - $7.12 billion

Mid-Cap $7.12 billion - $18.3 billion

Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

10 Litman Gregory Funds Trust

In Closing

Though Litman Gregory Masters Equity lagged its benchmark in 2011, it has been on a strong performance run since late 2008. With the portfolio manager changes made in that year, we believe the fund’s management consists of a group of very skilled stock pickers who are strongly committed to doing their best for Masters Equity.

We believe that heightened market volatility is likely to continue in 2012 and very likely beyond—with periods of both strong and weak stock market returns. In this challenging environment it is especially hard to be confident in one’s expectations for the short-term prospects of the markets or the fund. However, we believe the market, based on near-term concerns, is not pricing some stocks in line with their long-term potential. This is consistent with what many sub-advisors tell us. For example, Southeastern Asset Management’s Mason Hawkins’ portfolio is priced at a greater than 40% discount to their estimate of value and they estimate the free cash flow yield to be greater than 10%. Moreover, they strongly believe that the companies in their portion of their portfolio are very high quality with sustainable competitive advantages and growing shareholder value. We continue to believe in the ability of the seasoned group of skilled managers who run Masters Equity to find stocks that have a compelling combination of fundamentals and value, relative to the overall market. And over the long term, we believe this will be reflected in the fund’s relative and absolute performance. Several of these stocks are discussed beginning on page 13, including Fed Ex, Visa, Cheung Kong, and Transatlantic.

[i]	The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr, John Freeman and Michael Sramek: Russell 1000 Growth Index; Bob Turner: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Fund Summary 11

Litman Gregory Masters Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Kenneth Feinberg
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes but mostly	Growth
			small-and mid-sized
			companies
Mason Hawkins	Southeastern Asset	20%	All sizes and global; may	Value
	Management, Inc.		have up to 50% in foreign
			stocks
Clyde McGregor	Harris Associates L.P.	20%	All sizes but mostly	Value
			large- and mid-sized
			companies
Frank Sands, Jr.	Sands Capital	10%	All sizes but mostly	Growth
A. Michael Sramek	Management, LLC		large- and mid-size
			companies
Robert Turner	Turner Investment	10%	All sizes	Growth
Frank Sustersic	Partners, Inc.
Jason Shrotberger
Richard Weiss	Wells Capital	10%	All sizes but mostly	Blend
	Management, Inc.		small-and mid-sized
			companies

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2011 compared with the Russell 3000 Index, Lipper Multi-Cap Core Funds Index and Custom Equity Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

12 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Stock Highlights

Transatlantic Holdings, Inc. – Christopher Davis/ Kenneth Feinberg

Transatlantic Holdings, Inc. (TRH) is a global reinsurance business headquartered in NYC. Transatlantic reinsures a broad range of property and casualty risks including homeowners, auto, marine, and aviation, and enjoys particularly strong positions in specialty risk markets including medical malpractice and professional liability reinsurance. Over its 30 year history, Transatlantic’s record has helped build strong customer relationships, in many cases earning itself a place as a preferred reinsurer.

Transatlantic has $4.3B of shareholders’ equity and writes $4B of premium annually, making it the world’s seventh largest reinsurer. Importantly, approximately half this premium is written outside the U.S. Underwriting profits have been strong in recent years, averaging 3-5 points of premium, thanks to good risk selection and above average efficiency – Transatlantic’s expenses typically consume about 4% of premiums, a good result relative to the 7-8% averaged by peers. When combined with respectable returns from its bond investments, Transatlantic has grown equity per share by more than 12% annually over the past 20 years to nearly $70 by year end 2011 - and its shares have mostly followed, producing a good result for investors.

However, Transatlantic spent much of early 2011 trading at less than $50 or below 80% of equity, a heavily discounted valuation that captured the attention of several potential suitors. In early June, Bermuda-based insurer Allied World Assurance offered $51 per share in stock to merge with Transatlantic, an offer that was followed by a $52 cash offer from Berkshire Hathaway subsidiary National Indemnity, and several offers from reinsurer Validus Holdings that eventually reached $58 per share. While we were encouraged that senior insurance executives agreed with our appraisal that Transatlantic had become substantially undervalued, we strongly encouraged Transatlantic to solicit additional offers in search of a higher sale price, and to repurchase stock at the prevailing compelling valuation while the search process continued. To management’s credit, they did both, ultimately repurchasing more than 5% of Transatlantic’s shares for less than $50, then agreeing to a cash and stock merger with investment holding company Alleghany valued above $59 per share.

Looking ahead, we expect improved shareholder returns from a combined Alleghany/Transatlantic. Alleghany has very experienced, conservative, and shareholder friendly management that has produced favorable returns for decades. We anticipate improved returns on Transatlantic’s investment portfolio, as Alleghany adds more higher-return investments, especially undervalued equities. In recent years Alleghany’s investments have substantially outperformed the S&P 500, a result we expect their value investing discipline to extend. Alleghany will enjoy approximately $350 of shareholders’ equity per share when the merger closes, and even with current low interest rates this equity could grow nearly 10% annually. As the shares currently trade around $290, shareholders may earn an extra return as the discount to equity per share narrows.

Tetra Tech, Inc. – Bill D’Alonzo

Governments and companies across the globe are responding as increased demand for water and other natural resources creates new threats to human health and the environment. Tetra Tech is benefiting by leveraging its expertise in tackling government challenges to expand its reach in high-growth private-sector markets.

Nasdaq-listed Tetra Tech, Inc. (TTEK) provides consulting, engineering, program management, construction management and technical services. The company supports government and commercial clients by providing innovative solutions to complex problems focused on water, environment, energy, infrastructure and natural resources. Its more than 13,000 employees are located in over 300 offices worldwide. Revenue grew 17 percent in the 12 months through September to $2.5 billion.

September-quarter earnings grew 14 percent, beating estimates. Revenue grew 8 percent. Lower spending by state and local governments was offset as the company’s revenue mix shifted toward energy and mining markets and favorable geographies. International revenues more than doubled as acquisitions in Canada, Australia and Chile bolstered the company’s ability to offer environmental and infrastructure consulting-related services to raw material and energy producers.

Backlogged orders grew 5 percent to nearly $2 billion at the end of the quarter. The increase was driven by commercial spending in the U.S. on water and energy projects. Additionally, the company remains a top choice for high-priority projects by the U.S. Agency for International Development and State Department.

The Friess Associates team spoke to Senior Vice President of Corporate Development Michael Bieber regarding new growth avenues related to the company’s leading position in water-related engineering and consulting services. Modern energy projects including hydroelectric plants, nuclear facilities, horizontal well drilling, and oil-sands production all require considerable water management and environmental oversight.

The Friess Associates team bought Tetra Tech at 12 times current earnings estimates for the fiscal year ending September 2012. The consensus forecast calls for 15 percent growth during the fiscal year.

Cheung Kong Holding Ltd. – Mason Hawkins

Cheung Kong Holding Ltd.: Based in Hong Kong, Cheung Kong is a holding company of quality assets and businesses including real estate development in Hong Kong, mainland China, and Singapore, as well as publicly traded Hutchison Whampoa (ports, telecommunications, retail, energy, and infrastructure investments). Li Ka Shing, founder and chairman, owns approximately 43%, and in 2011, was one of the largest insider buyers in the world. His history of buying, operating, and selling businesses has built tremendous wealth for long-term shareholders. In the last year, he sold through IPOs both Hutchison South China ports and Chinese real estate (into a REIT called Hui Xian) – each now trades at less than two-thirds of the IPO offering price. He also took advantage of the debt capital markets to issue dated and perpetual bonds at extremely low rates. Most sell-side analyst reports are positive on the company, but Cheung Kong sells below 60% of our appraisal because of macro fears about economic growth in China, Hong Kong, and Europe. Cheung Kong’s financial strength should enable the company not only to weather any economic pullback, but to benefit from any dislocation through cheap acquisitions. Cheung Kong’s gearing, at below 10%, is one of the lowest in the property industry. The operating assets, particularly the ports, infrastructure, and retail businesses, generate a growing cash flow coupon. Our management partners have supplemented that by buying assets at big discounts and selling them at premiums as the market offers the opportunity to do so. The current free cash flow (FCF) yield based on 2012 expected FCF is 13.7%.

Fund Summary 13

FedEx Corp. – Clyde McGregor

FedEx Corp. is held in both the Equity Fund and the Value Fund. Please refer to the discussion on page 34.

Visa, Inc. – Sands Team

Visa, Inc. operates the world’s largest payment network, processing greater than 50% of all credit and debit transactions globally. Visa’s network serves as the critical link connecting merchants, merchant acquirers (who affiliate merchants to accept electronic payments and process transactions), and card issuers. Despite payment cards first hitting the market over 50 years ago, credit and debit payments only make up 20-30% of total worldwide personal consumption expenditure, giving Visa a long runway for growth. In developed markets like the U.S. and Western Europe, credit and debit payments make up 40-50% of personal consumption expenditure while in many emerging markets this percentage is 10-20%.

The primary driver of growth is the steady shift globally from paper-based forms of payment (i.e., cash and checks) to plastic/electronic payments. Checks have been the greatest victim of electronic payments, but cash withdrawals at ATMs have remained robust. A major opportunity for Visa is to help change consumer behavior to paying with a debit card at the point-of-sale versus withdrawing cash at the ATM and then paying with that cash at the register. Visa earns 3-5x the fees for a point-of-sale debit payment versus an ATM cash withdrawal.

Visa generates revenue by charging brand licensing and transaction fees to card issuers and merchant acquirers based on dollar and transaction volume processed on its largely fixed-cost and therefore highly scalable network. While Visa competes with other card networks such as MasterCard, the industry is essentially a duopoly/oligopoly with extremely high barriers to entry.

In addition to scale, one of the most powerful forces protecting Visa’s business is the network effect that grows stronger as the number of Visa acceptance locations and card holders increases. The more merchant acceptance locations, the more valuable a Visa card is to a consumer, and the more consumers that carry Visa cards, the more valuable the acceptance location is for a merchant.

We view Visa as a high-quality, scalable business that exceptionally embodies Sands Capital’s 6 investment criteria. Visa has posted greater than 20% earnings growth since its IPO in 2008, and we believe the company will continue to grow earnings-per share 20% over the next 3-5 years.

Lumber Liquidators Holdings, Inc. – Turner Team

Lumber Liquidators Holdings, Inc. (LL) is a low cost specialty retailer of hardwood flooring. The company, which is the largest North American retailer of hardwood flooring with more than 250 stores in 46 states, offers more than 340 quality hardwood flooring varieties. The company’s leading products include their Bellawood Prefinished Hardwood and Morning Star Bamboo. The company also provides flooring enhancements and installation accessories. In addition to their physical store locations, consumers may purchase the company’s products through a call center, the company web site, and through a robust catalog.

We believe Lumber Liquidators is in the early stages of a strong rebound as the company should benefit from an improving macroeconomic environment. The company also appears to be refocused on its core business. A consumer that feels better about its financial profile should ultimately have a positive impact on the growth of Lumber Liquidators business as flooring is considered a discretionary need. Based on recent data released by the U.S. government, the flooring industry appears to be gaining momentum on stronger demand. The data showed that spending at floor covering stores rose 12.3% year over year in November 2011, the fastest year over year growth since May 2005.* Additionally, we feel the company should benefit from an improvement in shipping rates as it is a significant direct importer. Based on the HARPEX Index, a year over year measure of spot container shipping rates, there has been a reversal over the last few quarters highlighting a trend of lower costs to ship merchandise. Prior to the reversal, higher shipping costs had been a hurdle for the company as shipping rates in 2010 and into the early part of 2011 jumped dramatically, impacting Lumber’s bottom line.

While the macro picture appears to be improving, the company has also done a nice job of refocusing efforts after a period of underperformance. Throughout 2010 and into 2011, the company’s growth was limited due to lost productivity resulting from a significant system upgrade. Due to system integration issues, worker productivity dropped leading to a reduction in sales of their flooring products. With the system implementation in order and removed as an overhang to business operations, we anticipate a period of more consistent earnings growth. The company has made changes to the management team, has initiated product line reviews, and has reduced inventory with a greater focus on profitability. New members of the management team are already making their mark highlighted by the recent acquisition of China-based Sequoia, which had provided Lumber Liquidators with mill sourcing. This deal is expected to provide Lumber Liquidators with greater scale, which should improve margins and profitability. Management also addressed the issue of escalating inventory from the last few years evidenced by the largest inventory decline per store since 2006.

14 Litman Gregory Funds Trust

While sales growth continues to be important to Lumber’s long-term success, the company’s emphasis on better execution should result in greater profitability.

While Lumber Liquidators has faced obstacles with a challenging macro environment, we believe the company is positioned nicely to move higher as housing and consumer sentiment is showing signs of improvement. Although big box home improvement chains Home Depot and Lowe’s do represent competition for Lumber Liquidators, we believe the company will be able to compete based on recent initiatives along with the ability to provide hardwood products at lower prices. We believe the company should capitalize on its position as a value-oriented retailer of hardwood flooring.

Lumber Liquidators currently trades at 16 times 2012 earnings per share. Our price target is $26 dollars or 19 times the 2012 earnings estimate of $1.35 (Street consensus is $1.20). We derived our target multiple from two sources. One, historically Lumber has traded on average at a 45% premium to the S&P since the company went public. Two, Lumber currently trades on par with multiples of Lowe’s and Home Depot despite trading at a 20% premium historically given its higher growth characteristics. Assigning a 45% premium to the S&P 500 multiple and a 20% premium to Home Depot and Lowe’s multiples, we believe Lumber’s target multiple is 19 times 2012 earnings.

With inventory turnover improving, software issues subsiding, and an improvement in housing, we see potential upside to earnings. Hence, our estimates are 12% above the Street for 2012.

*Source: Haver Analytics

Blackstone Group L.P. – Dick Weiss

Blackstone Group L.P. (BX) is one of the largest and most successful of the alternative asset management companies in the world. Founded by Stephen Schwarzman and Peter G. Peterson in October 1985, it is a leader in the management of private equity funds, real estate funds, fund of funds investing in hedge funds, credit-related vehicles and some closed end funds. Aside from being one of the industry’s largest entities as measured by assets under management, the company has been a pioneer within the industry going public at $30 per share in June 2007. As has been characteristic of BX, the timing was impeccable for the company if not the public shareholders, as the stock fell to 5 in the 2008 market collapse.

Having raised capital just before the market collapse, the company has emerged as one of the leading beneficiaries of the financial disruptions of the last few years. This is because institutional investors, despite the poor performance of many private equity and hedge funds since 2008, continue to shift their asset allocation toward alternative products. BX, as one of the leaders in private equity, real estate, hedge funds and credit, offers one-stop shopping for those institutions looking to shift assets into these alternative classes. Thus, the company has increased market share across the board and is increasingly dominant in real estate. Given the financial problems in Europe, BX also has the potential to benefit from its expertise and capital to raise large funds looking to invest in distressed creditors which may be sold by European financial institutions needing to raise capital.

The Blackstone business model consists of two elements: a relatively stable base of fees earned from managing assets and a more volatile earnings stream from its carried interest in private equity and assorted performance fees from other types of funds. Of note, BX generates a larger percentage of revenue from its management fees than most others in the industry. However, it is the more volatile performance fees that may drive results in the next few years as the value of private equity reflects an improving environment.

The investment rationale for BX rests on three pillars. The first is the value of the management fee income which we believe would support a valuation of $9-10/share, slightly below the price the fund paid for the stock; based on the stability of their cash flow and the ability to sustain a reasonable dividend yield. The second pillar is that BX sits at the intersection of the need of pension funds to boost return while lowering the volatility of their investments. While we don’t believe such an outcome is likely in the long term, institutions continue to shift enormous assets into the alternative space. BX appears to be a primary beneficiary of this trend as its expertise across the hedge funds, private equity (including credit) and real estate makes it a convenient one-stop shop. The third and primary rationale is that the U.S. government is proceeding down a path designed to prevent firms such as Goldman Sachs from fully exploiting the talent which resides within their firms. Over time, the substantial talent pool which enabled U.S. investment banks to dominate finance worldwide could leave. Firms such as BX, less encumbered by government intervention, should be among the primary gatherers of this talent. Longer term, this may be the most important reason to buy this stock. That accumulation in talent should pay dividends over many years.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 15

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCKS: 95.2%

Consumer Discretionary: 13.7%
11,400	Amazon.com, Inc.*	$1,973,340
26,200	Apollo Group, Inc.*	1,411,394
23,000	Deckers Outdoor Corp.*	1,738,110
136,000	DIRECTV - Class A*	5,815,360
217,500	HSN, Inc.	7,886,550
215,300	Interpublic Group of Companies, Inc.	2,094,869
29,520	Las Vegas Sands Corp.*	1,261,390
1,030,000	Li & Fung Ltd.	1,904,362
37,560	Lululemon Athletica, Inc.*	1,752,549
99,630	Lumber Liquidators Holdings, Inc.*	1,759,466
85,000	New Oriental Education & Technology
	Group - ADR*	2,044,250
100,000	Select Comfort Corp.*	2,169,000
32,700	Time Warner Cable, Inc.	2,078,739
15,300	VF Corp.	1,942,947
171,000	Walt Disney Co. (The)	6,412,500
		42,244,826
Consumer Staples: 0.5%
17,620	Costco Wholesale Corp.	1,468,098

Energy: 11.2%
26,200	Anadarko Petroleum Corp.	1,999,846
176,400	Canadian Natural Resources Ltd.	6,592,068
163,500	Cenovus Energy, Inc.	5,428,200
323,000	Chesapeake Energy Corp.	7,199,670
50,590	EOG Resources, Inc.	4,983,621
27,900	National Oilwell Varco, Inc.	1,896,921
6,700	Range Resources Corp.	414,998
55,100	Schlumberger Ltd.	3,763,881
146,500	Weatherford International Ltd.*	2,144,760
		34,423,965
Finance: 22.1%
10,500	Alleghany Corp.*	2,995,545
185,800	American Express Co.	8,764,186
140,000	AON Corp.	6,552,000
508,200	Bank of New York Mellon Corp.	10,118,262
57,000	BB&T Corp.	1,434,690
56	Berkshire Hathaway, Inc. - Class A*	6,426,280
99,000	Blackstone Group L.P. (The)	1,386,990
370,000	BM&FBovespa S.A.	1,943,975
319,481	CapitalSource, Inc.	2,140,523
113,480	CBRE Group, Inc.*	1,727,166
474,000	Cheung Kong Holdings Ltd. - ADR	5,607,420
16,700	Fairfax Financial Holdings Ltd.	7,201,040
128,000	Loews Corp.	4,819,200
160,090	Safeguard Scientifics, Inc.*	2,527,821
75,300	Transatlantic Holdings, Inc.	4,121,169
		67,766,267
Health Care, Pharmaceuticals & Biotechnology: 10.1%
24,000	Allergan, Inc.	2,105,760
255,000	Health Management Associates, Inc.*	1,879,350
101,400	Impax Laboratories, Inc.*	2,045,238
5,300	Intuitive Surgical, Inc.*	2,453,953
23,400	Johnson & Johnson	1,534,572
62,500	Laboratory Corporation of America
	Holdings*	5,373,125
85,300	Merck & Co., Inc.	3,215,810
90,500	Mylan, Inc.*	1,942,130
246,000	Omnicare, Inc.	8,474,700
44,930	Questcor Pharmaceuticals, Inc.*	1,868,190
		30,892,828
Industrials: 9.3%
75,600	ACS Actividades de Construccion y
	Servicios S.A.	2,245,677
59,000	FedEx Corp.	4,927,090
144,000	Hertz Global Holdings, Inc.*	1,687,680
42,000	Hochtief AG	2,434,997
114,700	Iron Mountain, Inc.	3,532,760
14,800	Precision Castparts Corp.	2,438,892
74,500	Quad / Graphics, Inc.	1,068,330
107,800	Snap-on, Inc.	5,456,836
90,000	Tetra Tech, Inc.*	1,943,100
67,800	Trinity Industries, Inc.	2,038,068
43,370	United Continental Holdings, Inc.*	818,392
		28,591,822
Materials: 4.2%
38,700	Carpenter Technology Corp.	1,992,276
567,840	Cemex S.A.B. de C.V. - ADR	3,060,658
25,400	Goldcorp, Inc.	1,123,950
68,800	Martin Marietta Materials, Inc.	5,188,208
25,000	Newmont Mining Corp.	1,500,250
		12,865,342
Technology: 22.8%
65,500	ACI Worldwide, Inc.*	1,875,920
70,040	Acme Packet, Inc.*	2,164,936
9,000	Alliance Data Systems Corp.*	934,560
20,500	Apple, Inc.*	8,302,500
68,280	Broadcom Corp.	2,004,701
279,400	Broadridge Financial Solutions, Inc.	6,300,470
513,000	Dell, Inc.*	7,505,190
100,000	Digimarc Corp.*	2,389,000
145,530	eBay, Inc.*	4,413,925
17,600	Equinix, Inc.*	1,784,640
87,410	Finisar Corp.*	1,463,681
72,060	Fortinet, Inc.*	1,571,628
8,150	Google, Inc. - Class A*	5,264,085
62,000	Jack Henry & Associates, Inc.	2,083,820
101,000	Molex, Inc.	1,997,780
25,500	OpenTable, Inc.*	997,815
41,400	QUALCOMM, Inc.	2,264,580
16,000	Salesforce.com, Inc.*	1,623,360
348,000	Symmetricom, Inc.*	1,875,720
108,300	Visa, Inc. - Class A	10,995,699
127,500	Yahoo!, Inc.*	2,056,575
		69,870,585
Telecommunication Services: 1.3%
239,165	Level 3 Communications, Inc.*	4,063,413

TOTAL COMMON STOCKS
(cost $272,686,882)		292,187,146

16 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Principal
Amount	Value
SHORT-TERM INVESTMENTS: 5.0%
REPURCHASE AGREEMENTS: 5.0%
$15,225,000	FICC, 0.010%, dated 12/30/2011,
due 01/03/2012 [collateral: par value
$13,510,000, Fannie Mae, 4.377%,
due 01/23/2018; Fannie Mae,
0.500%,10/30/2012; value $15,553,194]
(proceeds $15,225,000)	$15,225,000

TOTAL REPURCHASE AGREEMENTS
(cost $15,225,000)	15,225,000

TOTAL SHORT-TERM INVESTMENTS
(cost $15,225,000)	15,225,000

TOTAL INVESTMENTS IN SECURITIES
(cost $287,911,882): 100.2%	307,412,146

Liabilities in Excess of Other Assets: (0.2%)	(591,528)

Net Assets: 100.0%	$306,820,618

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 17

Litman Gregory Masters International Fund Review

2011 was a dismal year for international equity markets as the still-evolving European debt crisis worsened during the second half of the year. Litman Gregory Masters International Fund was down 16.2% in 2011, compared to declines of 13.4% for the S&P Global (ex U.S.) LargeMid Cap Index, the fund’s primary benchmark, and 11.8% for the MSCI EAFE Index, a secondary benchmark. Most important to us is the fund’s long-term performance. Since its 12/1/97 inception through 12/31/11, the fund has delivered a strong average annual return of 7.5%, compared to 5.3% for the S&P Global (ex U.S.) index and 4.0% for the EAFE index. We also compare Litman Gregory Masters International to the Lipper International Large-Cap Core Index, which was down 13.6% during the year and has returned 3.8% since the fund’s inception.

Litman Gregory Masters International Fund

Performance as of December 31, 2011

	1-	3-	5-	10-	Since
	Year	Year	Year	Year	Inception
Institutional Class	-16.24%	10.37%	-2.41%	6.30%	7.51%
S&P Global (ex U.S.)
LargeMidCap Index	-13.41%	11.39%	-2.13%	6.77%	5.25%
Lipper International
Large-Cap Core Index	-13.57%	6.73%	-4.97%	3.90%	3.75%
MSCI EAFE Index	-11.75%	8.15%	-4.27%	5.12%	3.95%
Investor Class	-16.46%	n/a	n/a	n/a	9.83%
S&P Global (ex U.S.)
LargeMidCap Index	-13.41%	n/a	n/a	n/a	12.15%
Lipper International
Large-Cap Core Index	-13.57%	n/a	n/a	n/a	9.56%
MSCI EAFE Index	-11.75%	n/a	n/a	n/a	10.33%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date for the Institutional Class is 12/1/1997; for the Investor Class, 4/30/2009. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

The fund performance against its peer group is also important and here the fund looks very strong over a variety of time frames. Though the fund ranked in the bottom 18% of its Morningstar Foreign Large Blend peer group in 2011, over the trailing three-, five- and 10-year periods it posted consistently strong rankings, finishing in the top 19%, 18% and 10% respectively. As of December 31 2011, Morningstar, Inc. ranked the fund in the top 82nd, 19th, 18th, and 10th percentiles among 817, 737, 563, and 317 Foreign Large Blend Funds over the trailing one-, three-, five, and ten-year periods, respectively, based on total return.i

It is interesting to observe the strong performance of the S&P Global (ex U.S.) LargeMid Cap Index (the primary benchmark) and other international indexes recently and over the longer term. Surprisingly, the fund now trails its primary benchmark over several trailing periods. This is surprising because Masters International has a sizable performance advantage over its other international benchmarks (the Lipper International Large-Cap Core Fund Index and the MSCI EAFE Index) over the same time periods, and as just mentioned, it ranks high within its peer group, also over the same periods. This seems to be a function of this particular index’s performance relative to real-world portfolios. In the past we have mentioned that in considering the fund’s performance it is useful and important to consider not just this benchmark (the S&P Global ex-U.S. LargeMid Cap Index), but also real-world investable alternatives to those benchmarks. Taking into account the Lipper benchmark and the fund’s Morningstar peer group ranking is a way to do this. But they don’t address comparisons to a passive index. Low-cost index funds seem to be an obvious alternative. In that regard it is interesting to observe the performance of index funds in the international equity space relative to the fund’s primary index benchmark. To identify a well-run index fund, we looked at the highly rated funds in Morningstar’s Foreign Large Blend category. Of these highly rated funds, one is an index fund, the Vanguard Total International Stock Index Fund Admiral Shares, with expenses of 0.18%.ii The Vanguard fund tracks a broad MSCI benchmark that is very similar to the Litman Gregory Masters International benchmark. The following table matches up the return of the Vanguard fund with the S&P Global (ex U.S.) LargeMid Index that Masters uses as its benchmark.

Performance as of 12/31/2011

	Average Annual Total Returns
	1-	3-	5-	10-
	Year	Year	Year	Year
Vanguard Total International Stock
Index Fund Admiral Shares	-14.52%	9.07%	-3.47%	5.85%
S&P Global (ex U.S.)
LargeMid Cap Index	-13.41%	11.39%	-2.13%	6.77%

Interestingly, the Vanguard Total Stock International Index Fund underperformed our S&P Global (ex U.S.) LargeMid Cap Index benchmark again in 2011 by more than one percentage point. As the table makes clear, the Vanguard index fund also underperformed by material amounts over longer trailing time periods. This is an interesting observation as we compare real-world investing for an index fund, which involves expenses and potential transaction-related complications, to the hypothetical world of a benchmark. The bottom line is that the Vanguard Total International Stock Index Fund Admiral Shares, a highly regarded, very low expense index fund that offers a real-world investable alternative for passive investors, returned meaningfully less than our S&P Global ex-U.S. LargeMid Cap Index benchmark over all trailing time periods over the last 10 years (1-, 3-, 5-, 10-year time periods).

18 Litman Gregory Funds Trust

Portfolio Commentary

Factors that contributed to Litman Gregory Masters International’s 2011 performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In 2011, four of the fund’s six sub-advisors lagged their respective benchmarks. Net of the management fee each sub-advisor charges to the fund, their individual losses for the year ranged between 23.2% and 9.3%. As with the overall fund, we consider performance over longer periods a better measure of our sub-advisors’ performance, and skill. In that regard, the story is much more positive. Five of the six managers have beaten their benchmarks since their respective inception dates as sub-advisors on the fund, with the sixth manager lagging slightly by about 0.5 percentage points, annualized.iii

Country, sector and stock-picking impact: Though each of the Masters equity funds are driven by bottom-up stock picking, the country and sector exposures that result from this process can provide some insight into the fund’s performance.

Excluding cash, our attribution analysis shows that Masters International’s sector and country positioning relative to the S&P Global (ex U.S.) LargeMid Cap Index had in aggregate only a marginal impact on relative performance. Looking at the sector level, an underweight to materials helped performance in 2011, though this benefit was largely offset by an underweight to the strong performing energy sector. During a period when foreign stocks declined over 10%, the fund’s cash weighting of over 7% was a positive for relative performance.

On the currency front, the fund’s minimal currency hedges did not have a material impact on relative performance. For most of the year, the fund had relatively small hedges in place to guard against declines in the euro, the yen, and the Swiss Franc. The euro depreciated versus the dollar, while the yen appreciated. So, the net impact was roughly neutral.

Stock selection was the key driver behind the fund’s underperformance for the year, particularly in the energy, financials, and the materials sectors. This was somewhat offset by strong stock picking in the technology and consumer staples sectors. From a country and region perspective, weak stock selection in Europe was slightly offset by strong stock selection in emerging markets.

One example of a detractor in the energy sector was HRT Participacoes EM Petroleo, an oil and gas exploration company based in Brazil purchased by Mastholm in January of 2011 and later sold at a 19% loss. Mastholm believed that HRT’s management, who were key to Petrobras’ discovery of pre-salt fields in offshore Brazil, would be able to use their knowledge to explore new areas and build the company’s proven reserves. Since its IPO in October 2010, the company had done that, increasing its proven reserves in Brazil from two billion barrels of oil equivalent (BOE) to six billion. HRT is also undertaking oil exploration in Namibia and that was expected to be a significant growth area for the company. In May, however, the Namibian Minister of Mines and Energy granted exclusive mining rights to the state-owned mining company. While these rights do not pertain to oil, the decision triggered concern that the government might pursue a similar path for its oil rights. The stock priced suffered and the uncertainty led Mastholm to sell the stock.

An example of a successful stock pick in the technology sector is Mercadolibre. The stock, which was purchased by Jim Gendelman of Marsico Capital, is an Argentina-based online e-commerce and trading platform he believes is extremely well-positioned to benefit over the long term from growing emerging-market consumption and higher internet adoption rates. Mercadolibre was first purchased in May of 2010 and remained a fund holding as of December 31, 2011. Its return during 2011 was 20%. (See page 24 for Gendelman’s discussion of Mercadolibre.)

Another strong performer was consumer-staples stock Brasil Foods, a Brazilian food company that was acquired by the fund in early 2010 and remains in the portfolio. It returned 22% in 2011. The Thornburg team views the company positively for several reasons. It is gaining market share in and outside of Brazil thanks to its superior agricultural productivity, stemming from Brazil’s superior climate, water, and soil quality. In addition, the sub-advisor believes the company is well positioned longer term to benefit from the increase in consumption of meat and dairy products in Brazil and other emerging markets as their economies grow.

Leaders and laggards: See the table on page 20 for a list of the largest contributors and detractors to Litman Gregory Masters International’s performance over the past year.

One of the fund’s laggards in 2011 was Transocean, a deepwater drilling contractor, whose stock declined sharply in 2011 for two reasons. First, the company faces legal uncertainties associated with the 2010 BP oil spill, in which Transocean’s Deepwater Horizon rig sank following an explosion. However, Thornburg, which first purchased the stock for the fund after the spill in April 2010, believes that the legal proceedings are likely to be resolved in Transocean’s favor in the near future. Second, the company reported disappointing earnings in the third quarter because many of its rigs were taken offline until the company could conform to new, stricter safety regulations. When a rig goes offline then the company foregoes its revenue. The stock took a hit after this announcement. While Thornburg acknowledges that the company could have managed investor expectations better, it also believes the revenue losses are temporary and for that reason they don’t materially impact its estimate of Transocean’s intrinsic value. Despite a 42% loss in 2011, they continue to hold the stock in the fund at a price that they believe reflects a sizable discount to value, assuming the company can successfully move past their recent challenges. (See page 24 for Thornburg’s discussion of Transocean.)

Among the leaders, Compagnie Nationale à Portefeuille SA, or CNP, a Belgian-based investment holding company, returned 50% during its holding period in part because it was acquired by another company at a healthy premium. Amit Wadhwaney of Third Avenue Management, calls CNP a successful “resource conversion,” where the discount to its estimate of CNP’s intrinsic value was unlocked through a transaction as opposed to specific actions taken by company management.

Fund Summary 19

Litman Gregory Masters International Fund Contribution by Holding

For the Year Ended December 31, 2011

Top Contributors
Portfolio
Security	Contribution
Sina Corp.	0.52%
Compagnie Nationale A Portefeuille S.A.	0.44%
BRF Brasil Foods S.A.	0.44%
Mercadolibre, Inc.	0.37%
Hyundai Motor Co.	0.31%
Diageo Plc	0.31%
British American Tobacco Plc	0.27%
Lottomatica Group SPA	0.26%
Telstra Corp. Ltd.	0.23%
SAP AG	0.22%

Bottom Contributors
Portfolio
Security	Contribution
Daiwa Securities Group, Inc.	-0.93%
Xstrata Plc	-0.87%
Transocean Ltd.	-0.87%
OGX Petroleo e Gas Participacoes S.A.	-0.78%
Credit Suisse Group AG	-0.68%
Erste Group Bank AG	-0.64%
Yara International ASA	-0.63%
Imax Corp.	-0.63%
Carpetright Plc	-0.62%
Adecco S.A.	-0.61%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio mix: Please see page 21 for sector, regional, and market-cap allocations as of year-end.

As with all Litman Gregory Masters funds, the primary focus of Masters International is to generate superior long-term returns relative to its benchmarks. We believe one explanation for the fund’s success over the years is the willingness of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of the stock’s weighting in the benchmark (or even if it is in the benchmark).

Noteworthy portfolio facts include:

•	The fund’s sector allocation, a byproduct of each sub-advisor’s bottom-up stock selection, changed in 2011. The fund’s weighting in the energy and financial sectors decreased in favor of technology, health care, and consumer discretionary sectors. Relative to its benchmark, the fund is now over nine percentage points underweighted to the energy sector (2.8% versus 12.2% for the index) and nearly six percentage points underweighted to financials (17.6% versus 23.1%). The fund’s largest overweighting is to the consumer discretionary sector (17.1% versus 8.8%).

•	The fund’s regional weightings did not change materially in 2011. Versus its benchmark, the fund remains overweighted to Europe (59.8% versus 44.1%) and underweighted to Japan (10.3% versus 14.7%). Exposure to emerging markets decreased slightly from 17.8% to 15.2% in 2011. The fund’s benchmark has a 20.2% allocation to emerging markets.

•	The fund’s market-cap allocation changed slightly over the past year. As of December 31, 2011 the fund’s weighting to large caps, mid-caps, and small-caps was 56%, 31%, and 8%, respectively, with the remaining 5% in cash. This reflected a slight decrease in large-caps in favor of small- and mid-cap stocks. Historically, on average, the fund has held about 12% in small-caps and 7% in cash and equivalents.

20 Litman Gregory Funds Trust

By Sector
	Sector Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	12/31/11	12/31/10	of 12/31/11
Consumer Discretionary	17.1%	13.6%	8.8%
Consumer Staples	9.9%	8.1%	9.9%
Energy	2.8%	9.0%	12.2%
Finance	17.6%	27.1%	23.1%
Health Care & Pharmaceuticals	12.1%	4.4%	7.2%
Industrials	12.4%	12.3%	10.3%
Materials	6.5%	7.5%	11.3%
Technology	12.0%	7.9%	6.9%
Telecom	4.2%	3.5%	6.2%
Utilities	0.0%	0.0%	4.0%
Cash Equivalents & Other	5.4%	6.5%	0.0%
	100.0%	100.0%	100.0%

By Region
	Regional Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	12/31/11	12/31/10	of 12/31/11
Africa	0.0%	0.9%	1.9%
Australia/New Zealand	1.0%	1.4%	5.8%
Asia (ex Japan)	10.6%	11.9%	18.7%
Japan	10.3%	8.5%	14.7%
Western Europe & UK	59.8%	57.0%	44.1%
Latin America	6.3%	8.8%	5.3%
North America	5.4%	3.3%	8.6%
Middle East	1.2%	1.7%	0.9%
Cash Equivalents & Other	5.4%	6.5%	0.0%
	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization:

Developed Markets Small-Cap < $2.0 billion

Developed Markets Large and Mid-Cap > $2.0 billion

*	Totals may not add up to 100% due to rounding

Fund Summary 21

In Closing

In a very poor year for international stock markets, Litman Gregory Masters International Fund had subpar relative performance in 2011, trailing its benchmarks. However, the long- and intermediate-term record remains very strong relative to its peer group, and of most importance, its since-inception record is very strong compared to its benchmark. In a recent Morningstar update, they wrote “This fund is one of the wider-ranging and more appealing foreign-stock offerings around.”

We continue to have a high degree of confidence in the stock pickers working for Masters International. While the challenges in many foreign economies and stock markets remain unresolved, we take some comfort in knowing that these challenges are well identified by the markets, which have already responded with sizable stock price declines. And we take more comfort in knowing that we have a team that has delivered performance in the top 20% of its Morningstar Foreign Large Blend peer group over the past three and five years and top decile performance over 10 years. We believe the fund’s success is a function of very skilled and committed stock pickers as well as the Masters concept that allows them to concentrate on only their highest-conviction picks. As we look forward we believe the Masters team will continue to work hard to find individual companies that can thrive and deliver strong returns over the long term based on their business fundamentals, management and the value reflected in the price of the stock. You can read about some of the stocks in the portfolio beginning on page 24.

[i]	Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Morningstar Rankings represent the fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

©2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

ii	The Vanguard Total International Stock Index Fund Admiral Shares is a passively managed fund that seeks to track the performance of a benchmark that measures the returns of stocks of companies located in Europe, the Pacific region and emerging market countries. The fund’s annual expense ratio is 0.20% and the fund charges a redemption fee of 2.00% if shares are redeemed within two months of purchase. Portfolio turnover during the fund’s most recently ended fiscal year was 3.2%. Investors in the fund are subject to Index Sampling Risk, which is the chance that securities selected for the fund, in the aggregate, will not provide investment performance matching that of the index.

iii	The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMidCap Index; Ted Tyson: MSCI All Countries World Growth ex U.S. Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

The Litman Gregory Masters International Fund has experienced recent negative returns. For current fund performance please call 1-800-656-8864 or visit www.mastersfunds.com.

22 Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	16-17%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	16-17%	All sizes, but mostly large- and mid-sized companies	Growth
David Herro	Harris Associates L.P.	16-17%	All sizes but mostly large- and mid-sized companies	Value
Ted Tyson and Team	Mastholm Asset Management, LLC	16-17%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	16-17%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Ted Wendell	Northern Cross, LLC	16-17%	Mostly large- and mid- sized companies	Blend

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2011 compared with the S&P Global (ex U.S.) LargeMidCap Index and Lipper International Large-Cap Core Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 23

Litman Gregory Masters International Fund Stock Highlights

Transocean Ltd. – Bill Fries/Vinson Walden

Transocean Ltd. (RIG) operates the world’s largest fleet of offshore drilling rigs, which are used by energy companies to explore and produce oil and natural gas reserves. Transocean also provides drilling management services for its customers.

The first offshore drilling rigs were introduced in the early 1960s as oil companies looked for ways to exploit resources found in the shallow waters of the Gulf of Mexico. As the world’s largest onshore fields mature, the large size and high productivity offered by many offshore oil fields become increasingly attractive, especially in higher oil price environments. Due to resource depletion, exploration and production offshore is moving further away from the coast and into deeper waters.

Transocean’s fleet of jackups, drillships, and floaters provide a broad range of capabilities, but the company has focused on equipment that is able to extract hydrocarbons located in harsh environments and at extreme depths. New oil and gas discoveries have recently been made in places like offshore Brazil and Africa, where reservoirs are deeper beneath the ocean and more difficult to access than those closer to shore. Since some reservoirs are found over six miles below sea level, energy companies require higher capability equipment to access them.

Roughly two thirds of Transocean’s revenues come from deepwater rigs that can drill these hard-to-reach reservoirs. Due to the higher specifications of deepwater and harsh environment drilling, Transocean is generally able to command higher day rates for rigs assigned to these types of projects. The long-term nature of many of these oil and gas developments allows the company to contract many of their rigs for years at a time.

Since the early 2010 tragedy at BP’s Macondo well in the Gulf of Mexico, in which Transocean’s Deepwater Horizon rig sank, the company has found new challenges to overcome. Despite a contract stipulating BP’s requirement to defend and indemnify Transocean in such an event, the parties are in litigation with one another. The uncertainty over the legal outcome has also raised concerns among credit rating agencies. In the post-Macondo regulatory and safety environment, the company has also had to spend more time and money on inspections, certifications and retrofits of its existing fleet of rigs. This has led to foregone revenue, or “down time,” as these rigs are temporarily taken off contract.

Transocean’s challenges have weighed heavily on the shares in 2011, but a resolution is plausible in 2012. Transocean shares currently trade well below the market value of the company’s tangible assets. We believe the stock’s considerable potential is a function of this low valuation coupled with the secular outlook for offshore drilling.

MercadoLibre, Inc. – James Gendelman

MercadoLibre, Inc. (“MELI,” or the “Company”) is the largest e-commerce retail platform in Latin America. We believe the Company to be an attractive way to access the rapid internet adoption and increased retail spending in the region. MELI has operations in 13 countries — the top four markets being Brazil, Argentina, Venezuela and Mexico. eBay currently owns 18% of the Company and is MELI’s exclusive partner in Latin America. MELI’s business however, is more similar to Amazon.com, in that most of its products are new and sold at a fixed price, rather than eBay’s auction site. We believe MELI’s business will grow through increased high speed internet availability, expansion of types of goods sold, and adoption of the Company’s online payment services.

MELI began its operations in 1999. As the first major e-commerce player in the Latin America region, they have an advantage from having an established, early presence with a customer base of more than 60 million registered users. Internet penetration in Latin America is still low by global standards at approximately 35% of the total population a level that is higher than most other emerging economies, but well behind that of developed economies. Of the region’s internet users, only 20% have high speed broadband connections ideal for e-commerce. As internet adoption and faster broadband speeds rollout in the region, we believe online retail sales will increase.

To date, much of the Company’s sales have come from consumer electronics. MELI is expanding its offerings to other areas including apparel and toys. The expanded product lines will increase the number of listings, which should be a further catalyst to MELI’s business.

The Company controls South America’s largest online payments solution called MercadoPago which is the “PayPal” of South America. In 2010, transactions using MercadoPago represented 20% of the company’s gross merchandise volume. MELI’s goal is to push this toward 100% over time and make MercadoPago a compulsory service. As MercadoPago becomes the default payment method, MELI’s overall competitive advantage should rise significantly. In addition, MELI’s 5% average commission per transaction (or take rate) is approximately 35% below eBay’s 7.5% take rate in the U.S. As MELI gains critical mass, we believe take rates will start to rise toward global averages. We are currently predicting take rates to rise 20-30 basis points each year. Rising take rates (similar to price hikes) fall straight through to earnings as there are no associated costs.

There are a few potential risks to the stock. MELI reports revenues and earnings in U.S. dollars but generates revenues in local currencies. Fluctuations in local currency exchange rates can impact overall reported earnings growth. New entrants into the market could be another potential threat to the Company. We believe MELI’s payment platform and fulfillment push, however, will be a competitive barrier for years to come.

We believe MELI’s earnings could grow between 35-40% over the next few years due to higher take rates leading to increased incremental margins and greater MercadoPago adoption.

ROHM Co., Ltd. – David Herro

ROHM Co., Ltd. is a leading Japanese semiconductor company that manufactures a variety of electronic components, including discrete devices (capacitors, resistors, transistors), integrated circuits, light-emitting diodes (LEDs), LCDs, and power modules. Its components are used in automobiles, flat-panel displays, and mobile handsets, among other consumer products.

24 Litman Gregory Funds Trust

ROHM, along with other semiconductor companies, were negatively impacted during the global economic downturn. In addition to the downturn, the industry suffered in the late 2000’s as historically profitable, lower-end chips moved downstream to fabrication plants. While ROHM was affected by this shift, the impact was limited as ROHM is a focused IC producer rather than a fabricator. ROHM’s advantage is their focused strategy. Many customers use ROHM rather than fabs because their chip demand is too custom and too small for fabs to be interested. ROHM’s niche strategy, combined with industry leading capacity & R&D spend should allow them to earn higher sales and margins.

The company’s founder instilled a culture that is clearly focused on profit and utilization. Focused on preserving capital during the downturn, management aggressively cut costs, reduced the workforce by 20% (a rarity in Japan) and consolidated plants to increase utilization. Several recent events have had a negative impact on operations and profitability as well, such as the extreme flooding in Thailand (causing operations to be suspended at two facilities there), continued economic weakness, and yen appreciation. The company took proactive measures to address the fallout from Thailand’s flooding. Thai facilities account for approximately 31% of ROHM’s shipments. To offset this manufacturing gap, production was shifted to other plants or outsourced to third parties. On the plus side, management expects its Thailand-based facilities to be operational early in January 2012. We are pleased that management was able to counteract this temporary, though weighty, obstacle quickly.

While management has a mixed acquisition history, we would like to highlight a recent transaction we believe will be positive for shareholders and has strong growth potential. In 2009 ROHM purchased Kionix, the 3rd largest MEMS acceleration sensor manufacturer. This technology connects movement with the user interface and is used to power such devices as Wii joysticks and move smart-phone and tablet screens from vertical to horizontal. ROHM is looking to expand this technology into various other industries beyond electronics, such as medical. The acceleration sensor industry has the potential for huge growth and Kionex could benefit as it has a manufacturing technology that could give it a cost advantage to other players in the space.

ROHM’s management has shareholder interests in mind and is focused on returns. Several positive moves have been taken by management in recent years, including the removal of its poison pill. While we would like to see a more aggressive cash return policy, ROHM has bought back approximately 9% of outstanding shares since 2003. Also, the firm is committed to returning 100% of its free cash flow to investors.

We like ROHM’s future prospects as we believe management is dedicated to growing value over the long term.

Sega Sammy Holdings, Inc. – Ted Tyson

Sega Sammy Holdings, Inc. is a Japanese integrated entertainment company formed through the merger of Sega and Sammy in 2004. 90% of profits are generated from the sale of pachislot and pachinko gaming machines which are most analogous to slot machines outside of Japan. Sega dominates the Japanese market with over 30% market share in pachislot and 12% in pachinko machines. Its other businesses include game software and amusement facilities.

The investment position was built on the back of two events that occurred in 2011. First, the Fukushima earthquake and subsequent nuclear disaster brought down Sega’s consensus expectations by roughly 10-20% as investors panicked that pachinko related discretionary consumer would take a severe hit. In reality, pachinko parlor activity and machine purchases were unaffected as consumers actually spent more time and money at the parlors. Second, the floods witnessed in Thailand during the fall created concerns over whether the company would be able to source enough components from the region. This was also confirmed to be a non-issue as the company had alternative sourcing to overcome any component shortfalls.

When it became evident that forecasts were too conservative, the company ratcheted up its guidance in October from ¥60bn (billion Yen) in operating profits to ¥77bn, or a year-on-year increase of 12%. However, this forecast still assumes operating profit margins stay flat from last year at 17.5%. This is conservative as the company is implementing platform integration and reuse of machine parts to expand gross margins this year. Also, the pachislot volume guidance of 310k units will likely be beaten primarily driven by Hokuto no Ken or Fist of the North Star, their blockbuster title which commands a higher average selling price and profitability. Sales of Hokuto no Ken reached over 170k units in just a few weeks in December vs. 5-10k over the life cycle for a regular title. Because of this likely overshoot, Sega may decide to strategically hold off on one or more title releases scheduled for Q4 and launch them next fiscal year, implying possible further upside to 2012 consensus numbers.

Another potential catalyst is when the Japanese government finally changes its casino law, which could be proposed as early as this spring. If and when this occurs, Sega will be a likely candidate to receive a casino license as it has experience in gaming, amusement, and is sitting on a ¥140bn net cash position. Assuming a 50% interest in one project comparable to other casinos located in Asia, this could roughly add 100-150% to Sega’s group EBITDA.

Although the pachislot industry overall does not exhibit explosive growth characteristics, Sega could very well surpass market expectations by comfortably growing earnings by 20% over the next few years. There is also an embedded option to win a casino license that could very reasonably double its EBITDA. This coupled with a 9x 2012 PE and 33% of its market cap in net cash would suggest that Sega Sammy is a compelling investment in a volatile and macro driven market.

LG Corp. – Amit Wadhwaney

Based in Seoul, LG Corporation (“LG Corp.”) is a holding company which owns stakes in numerous businesses within LG Group, one of the largest industrial conglomerates in South Korea. LG Group’s principal business areas include chemicals, consumer electronics, telecommunications, and household consumer products. LG Corp.’s portfolio of assets includes stakes in both publicly listed and unlisted companies which are among their respective market leaders nationally, and in some cases, globally. For example, LG Chemical is a global leader in certain chemicals segments, while LG Electronics ranks among the largest global manufacturers of household appliances and consumer electronics, including handsets and televisions. Other businesses include LG Uplus, a leading Korean provider of broadband, mobile, and fixed-line telecommunications services, and LG Household and Healthcare, a leading Korean manufacturer and marketer of household personal care products and beverages.

Fund Summary 25

In addition to the business operations of its affiliates, LG Corp. benefits from an additional asset in the form of a stream of royalty income generated from its affiliates’ use of the “LG” brand name and logo. This royalty income amounted to over 250 billion won (about US$215 million) in 2010. Having grown by over 13% per annum, on average, between 2005 and 2010, these cash inflows bolster the parent company’s strong balance sheet, which is relatively light on liabilities and rich in cash and listed investments. Importantly, this royalty income, along with rental income generated by LG. Corp.’s owned properties, have provided a growing stream of cash flow which is not linked to dividend receipts from affiliates; this should allow LG Corp. the flexibility to invest in new and existing investment opportunities without unduly straining its balance sheet.

Today, as a result of a corporate reorganization in 2004, LG Corp. is the only entity within the group that the founding Koo family owns directly. This arrangement, in our opinion, better aligns the interests of the family with those of minority shareholders, including ourselves. Furthermore, cross shareholdings among affiliates, a hallmark of many Korean conglomerates including LG Group in its previous life, were eliminated during the corporate reorganization.

During the first half of 2011, shares of LG Corp. rose sharply, offering us the opportunity to profitably exit our position in June. However, in mid-2011 – particularly between June and August – shares of LG Corp. declined sharply, amid both a broad-based sell-off of Asian equities as well as disappointing earnings results from LG Electronics. In fact, LG Corp.’s share price declined by nearly 50% from its May 2011 peak, reaching a recent low in mid-August. This overreaction by the market provided us the opportunity to once again invest in a well-financed collection of Korean blue chip businesses at a significant discount to what we believe is a conservative estimate of net asset value. Hence, we re-initiated a position in shares of LG Corp. in August 2011.

Schneider Electric S.A. – Jean-Francois Ducrest

Schneider Electric S.A. is a Paris, France-based global specialist in energy management and is a leader in energy efficiency solutions. Schneider’s principal business is selling products and solutions that are used by industrial manufacturers, utilities, data centers, and network operators and non-residential and residential buildings. While Schneider does not manufacture power generation equipment itself, all of its products help make energy safe and more efficient as it passes from the power plant to the end user. Schneider also sells automation equipment which makes factories around the world more efficient.

Northern Cross believes energy efficiency and automation will become more important in the years ahead as governments work to combat climate change, and corporate customers look to improve operating performance by reducing their rising energy costs. Through a combination of acquisition and organic growth, Schneider Electric has broadened its earnings base out of its home market in France, and now generates over 35% of its sales in emerging markets, and over 20% in the United States. The company operates an outsourced business model and demonstrates a strong pricing discipline. They are aggressive in moving production into emerging markets which allows them to maintain healthy operating margins through the business cycle.

We believe we will see considerable growth ahead for Schneider in both developed markets, principally from industrial, data center, and construction customers in the U.S.; as well as in emerging markets, as Schneider further builds out its distribution network in China, southeast Asia, and Latin America and capitalizes on an increased importance placed on energy efficiency, automation, and energy safety. Due to the highly cash- generative business model, Schneider offers a healthy 4% dividend yield, and has a strong balance sheet to add growth through acquisition or weather an economic downturn in Europe or elsewhere.

Schneider Electric is currently trading at less than 13 times earnings which is inexpensive for this quality company. Even adjusting for the possibility of a substantial recession in Europe – which we don’t foresee – we still find the stock attractive at these valuations.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

26 Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCKS: 94.6%
Argentina: 0.9%
151,845	MercadoLibre, Inc.	$12,077,751

Australia: 1.0%
4,113,312	QR National Ltd.	14,419,211

Austria: 0.5%
92,660	Andritz AG	7,704,429

Belgium: 1.6%
375,727	Anheuser-Busch InBev N.V.	23,055,236

Brazil: 5.4%
1,597,000	BR Malls Participacoes S.A.	15,514,081
1,398,690	BRF - Brasil Foods S.A.	27,310,167
3,359,600	Cyrela Brazil Realty S.A.
	Empreedimentos e Participacoes	26,729,105
853,962	OGX Petroleo e Gas Participacoes S.A.*	6,235,605
		75,788,958
Canada: 3.4%
230,000	IMAX Corp.*	4,215,900
773,400	Kinross Gold Corp.	8,845,594
412,070	Potash Corp. of Saskatchewan, Inc.	17,010,250
1,688,486	Viterra, Inc.	17,833,840
		47,905,584
China: 2.0%
118,100	Baidu, Inc. - ADR*	13,755,107
577,502	Home Inns & Hotels
	Management, Inc. - ADR*	14,899,551
		28,654,658
Denmark: 1.3%
159,130	Novo Nordisk A/S	18,327,351

Finland: 0.5%
295,729	Sampo Oyj	7,353,704

France: 5.4%
325,832	Nexans S.A.	16,948,382
544,000	Publicis Groupe S.A.	25,082,311
333,998	Schneider Electric S.A.	17,624,424
253,000	Vallourec S.A.	16,461,453
		76,116,570
Germany: 9.4%
814,643	Daimler AG	35,843,738
113,576	Dialog Semiconductor Plc*	1,853,349
194,300	Fresenius SE & Co. KGaA	18,015,548
125,228	Linde AG	18,672,417
134,982	Muenchener Rueckversicherungs AG	16,595,207
788,600	SAP AG	41,786,785
		132,767,044
Hong Kong: 4.1%
1,263,000	Cheung Kong Holdings Ltd.	15,050,040
10,262,000	China Unicom Hong Kong Ltd.	21,615,893
11,804,000	Galaxy Entertainment Group Ltd.*	21,581,192
		58,247,125
Ireland: 2.4%
420,159	Covidien Plc	18,911,356
1,150,000	Fly Leasing Ltd. - ADR	14,398,000
		33,309,356
Israel: 1.2%
431,900	Teva Pharmaceutical
	Industries Ltd. - ADR	17,431,484
Japan: 10.3%
8,838,000	Daiwa Securities Group, Inc.	27,550,591
129,800	FANUC CORP.	19,860,294
2,175,000	Ichiyoshi Securities Co. Ltd.	9,294,389
1,228,000	Mitsui Fudosan Co. Ltd.	17,896,039
1,102,000	Namco Bandai Holdings, Inc.	15,687,648
644,800	ROHM Co., Ltd.	30,066,658
946,800	Sega Sammy Holdings, Inc.	20,451,077
173,600	Start Today Co., Ltd.	4,060,964
		144,867,660
Luxembourg: 1.5%
204,846	Millicom International Cellular S.A.	20,542,250

Netherlands: 2.6%
340,446	ASML Holding N.V.	14,341,267
3,085,837	ING Groep N.V.*	22,255,528
		36,596,795
Poland: 1.2%
11,398,616	Netia S.A.	17,540,915

Russia: 1.2%
879,651	Yandex N.V.*	17,329,125

South Korea: 3.6%
92,539	Hyundai Motor Co.	17,110,076
303,280	LG Corp.	16,164,403
18,533	Samsung Electronics Co. Ltd.	17,020,759
		50,295,238
Spain: 3.0%
2,712,244	Banco Santander S.A.	20,651,756
1,837,600	Ferrovial S.A.	22,227,465
		42,879,221
Sweden: 0.2%
104,663	LE Lundbergforetagen AB	3,090,121
		3,090,121
Switzerland: 11.1%
557,200	Adecco S.A.	23,385,047
1,088,000	Credit Suisse Group AG	25,610,239
347,800	Novartis AG	19,919,859
234,014	Pargesa Holding S.A.	15,349,681
284,182	Roche Holdings AG	48,252,746
361,840	Transocean Ltd.	13,891,038
886,000	UBS AG	10,564,718
		156,973,328
Taiwan: 0.9%
25,908,341	Yuanta Financial Holding Co. Ltd.	13,219,851

Schedule of Investments 27

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
United Kingdom: 17.9%
901,835	BG Group Plc	$19,285,396
456,691	BHP Billiton Plc	13,320,719
789,174	British American Tobacco Plc	37,461,082
1,854,286	British Sky Broadcasting Group Plc	21,101,319
2,316,362	Carpetright Plc	17,273,205
1,593,500	Diageo Plc	34,819,062
3,610,247	Resolution Ltd.	14,100,271
4,388,876	Segro Plc	14,216,236
859,989	Shire Plc	29,967,287
30,466,842	Taylor Wimpey Plc*	17,749,412
2,283,947	Xstrata Plc	34,701,651
		253,995,640
United States: 2.0%
839,600	Hewlett-Packard Co.	21,628,096
233,640	Sensata Technologies Holding N.V.*	6,140,059
		27,768,155
TOTAL COMMON STOCKS
(cost $1,438,786,689)		1,338,256,760

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 9.5%
REPURCHASE AGREEMENTS: 9.5%
$134,456,000	FICC, 0.010%, dated 12/30/2011, due 01/03/2012 [collateral: par value $133,135,000, Federal Home Loan Bank, 0.220%, due 10/26/2012; Freddie Mac, 4.625%, due 10/25/2012; Fannie Mae, 4.377%, due 01/23/2018; Federal Home Loan Bank, 0.125%, due 10/25/2012; value $137,166,855] (proceeds $134,456,000)	$134,456,000

TOTAL REPURCHASE AGREEMENTS
(cost $134,456,000)		134,456,000

TOTAL SHORT-TERM INVESTMENTS
(cost $134,456,000)		134,456,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,573,242,689): 104.1%		1,472,712,760

Liabilities in Excess of Other Assets: (4.1%)		(58,302,097)

Net Assets: 100.0%		$1,414,410,663

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

28 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund Review

Litman Gregory Masters Value returned 0.9% in 2011, outperforming its Russell 3000 Value Index benchmark, which declined 0.1% for the year. The Lipper Large-Cap Value Index experienced a loss of 2.2% in 2011.

At Litman Gregory, we place greater emphasis on long-term performance, and the fund’s record since its inception date on June 30th 2000 has somewhat underperformed our expectations. As shown in the table below, Litman Gregory Masters Value has returned an annualized 3.7% versus a 4.2% return for its primary benchmark, the Russell 3000 Value Index. However, the relative performance of Masters Value has been much stronger versus other benchmarks we also consider relevant. Over the same time period, the Lipper Large-Cap Value Index has returned 1.8% annualized and the Morningstar Large Blend Category (into which the fund is currently classified) averaged an annualized loss of 0.1%.i

We are encouraged by the fund’s improved relative performance over the trailing three years, as this period roughly coincides with the addition of Clyde McGregor in October 2008 to replace a sub-advisor who had performed poorly during his tenure. On a cumulative basis, Litman Gregory Masters Value has had a sizable performance advantage compared to its benchmark over that period, returning 61.7% for the period December 31, 2008 through December 31, 2011, versus 39.1% for the Russell 3000 Value Index for the same time period.

Litman Gregory Masters Value Fund
Performance as of December 31, 2011

	Average Annual Total Returns
	1-	3-	5-	10-	Since
	Year	Year	Year	Year	Inception
Institutional Class	0.88%	17.38%	-3.62%	2.80%	3.65%
Russell 3000 Value Index	-0.10%	11.62%	-2.58%	4.08%	4.17%
Lipper Large-Cap Value Fund Index	-2.16%	11.39%	-2.25%	2.59%	1.80%
Morningstar Large Blend Category	-1.40%	13.00%	-1.02%	2.20%	-0.10%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2000. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Value Fund.

One sub-set of the market that that seemed to capture the attention of stock investors in 2011 was large, dividend-paying stocks. During 2011, the total return of the S&P 500 Equal-Weighted Index was negative 0.1% compared to positive 2.1% for the more widely followed S&P 500 Index, that is weighted according to market capitalization (the “size” of a company as measured by its stock market value).ii The Masters Value fund is not restricted to investments in large-cap stocks. A recent analysis from Bespoke Investment Group concluded that the characteristic that best explained the 2011 performance of stocks in the S&P 500 was dividend yield. Dividends are sometimes associated with value investing, but Masters Value fund does not have an explicit focus on income-producing stocks. While dividend yield is one of many considerations in the sub-advisors’ analysis, it is not the primary criterion for inclusion in the fund’s portfolio.

However, the fund’s sub-advisors are focused on seeking companies that can enhance value through prudent capital allocation. While one approach is to return cash to stock shareholders in the form of dividends, the managers also highlight other ways in which company managements are, in their views, accomplishing this goal. Mason Hawkins points to the ability of fund holdings Chesapeake Energy and ACS Actividades Cons Y Serv to selectively sell assets at attractive prices, and he praises Disney for taking advantage of low interest rates to issue debt used to repurchase equity. Bill Nygren is similarly pleased that DIRECTV has reduced the company’s share base by almost a third over the past few years by buying back shares of its stock, but he is equally comfortable with the decision by TE Connectivity to bypass share repurchases in favor of several acquisitions management believes will generate even higher returns. Nygren also takes a favorable view of Newfield Exploration’s willingness to refocus its investments in energy fields with higher long-term profitability, even though this caused the company to miss short-term production targets, disappointing Wall Street. Clyde McGregor observes that, despite revenue growth in low single-digits, companies such as HSN and Omnicare have been able to successfully redeploy cash flows to grow earnings at much higher rates. As highlighted elsewhere in this report, Peter Langerman and Philippe Brugere-Trelat believe that prudent management of Vodafone’s asset portfolio can help unlock value. The stock’s 8% dividend is attractive, but it is not the sole basis for their investment.

Portfolio Commentary

Performance of managers: During 2011, three of the four sub-advisors delivered positive returns and outperformed the Russell 3000 Value Index.iii Net of the management fee each sub-advisor charges to the fund, their individual returns for the year ranged between a loss of 4.6% and a gain of 5.5%. We expect the sub-advisors’ relative performance to vary from year to year, and we think it is worth noting that over the past four calendar years, each of the current managers has produced the highest return in one of those years.

Of the three sub-advisors who have been in place since the fund’s inception, two have meaningfully outperformed the benchmark, while the other has underperformed slightly, by 0.24% annualized, net of advisory fees. McGregor has outperformed by a wide margin during his shorter time on the fund.

Sector and stock-picking impact: Though all of the Litman Gregory Masters funds are driven by bottom-up stock selection, the sector exposure that results from this process may provide some insight into relative performance. The fund’s underweight to financial stocks, the worst-performing sector in the Russell 3000 Value Index, had a meaningful positive impact on relative performance, as did the sub-advisors’ stock selection within this sector. Outperformance via stock selection was also significant in the information technology and telecom service sectors. Despite underperformance of holdings in the materials and utilities sectors, the fund benefitted overall from positive stock selection.

Fund Summary 29

Leaders and Laggards: The table below lists the biggest contributors to and detractors from performance for the full year. As of December 31, all of the top 10 contributors remain in the fund, while three of the largest detractors are no longer held in the portfolio. Among the winners, Level 3 rose 15.6% for the year. Mason Hawkins of Southeastern Asset Management still has high conviction in the company, but the fund’s performance benefitted from his decision to trim the position at a significantly higher price level in June, after the stock rose in the months following its acquisition of Global Crossing. Another holding, Omnicare, returned 36.4% in 2011, helped by a management change and easing of investor concerns over health care reform. CVS Caremark Corp increased almost 19% for the year, as profitability began to improve in both its retail and pharmacy benefit management businesses. Each of these top contributors has been held by the fund since at least 2009, indicative of the long holding periods that are typical of the fund’s sub-advisors.

Four of the five largest detractors from relative performance were foreign-domiciled stocks, which is not surprising during a year in which U.S. markets outperformed foreign stock indexes by a sizable margin. Cemex, a global cement producer based in Mexico, lost 47.7% during 2011, as investors reacted to slowing economic growth, particularly in developing markets. ThyssenKrupp, a German-based industrial conglomerate, was a new addition to the fund in April (by Langerman/Brugere-Trulat). As discussed in the fund’s 6/30/11 semi-annual report, the sub-advisor believes the stock is selling at a deep discount to the combined value of its underlying businesses and that the company’s restructuring plan will lead to dramatic improvements in its free cash flow generation. Bank of America and Best Buy, two other underperformers, were sold to harvest tax losses and to fund a new position in Newfield Exploration. Boston Scientific, was a detractor in 2011, but was sold for a modest gain over the fund’s entire holding period, in favor of adding FedEx to the portfolio.

Litman Gregory Masters Value Fund Contribution by Holding

For the Year Ended December 31, 2011

Top Contributors
Portfolio
Security	Contribution
Level 3 Communications, Inc.	1.45%
Omnicare, Inc.	0.72%
CVS Caremark Corp.	0.72%
Imperial Tobacco Group Plc	0.69%
Visa, Inc.	0.67%
Kraft Foods, Inc.	0.61%
Pfizer, Inc.	0.59%
ACE Ltd.	0.49%
Vodafone Group Plc	0.49%
H&R Block, Inc.	0.42%

Bottom Contributors
Portfolio
Security	Contribution
Cemex S.A.B. de C.V. - ADR	-1.35%
Thyssenkrupp AG	-1.07%
Bank of New York Mellon Corp.	-0.90%
E. On AG	-0.75%
ACS Actividades de Construccion y Servicios S.A.	-0.67%
Deutsche Boerse AG	-0.64%
Bank of America Corp.	-0.49%
Boston Scientific Corp.	-0.49%
Cheung Kong Holdings Ltd.	-0.40%
Best Buy Co., Inc.	-0.35%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

30 Litman Gregory Funds Trust

Portfolio Mix: The sub-advisors to the Masters Value fund do not make top-down decisions with respect to their positioning in various sectors, in countries, or across the market capitalization range. Instead, these exposures are the outcome of each manager’s bottom-up stock selection process. Accordingly, the fund will often be positioned much differently than its Russell 3000 Value Index benchmark.

As of December 31, the fund continues to have a large underweight to the financial sector (18.3% versus 25.4% for the benchmark). After increasing during the year, the fund’s current exposure to technology stocks is nearly twice that of the benchmark. Technology exposure is mostly in established technology companies like Intel, Texas Instruments and Dell as well as companies that benefit from the use of technology such as Visa and eBay. The fund also has a significant overweight to the consumer discretionary sector, although its allocation of 14.0% as of year-end marks a low relative to the fund’s history. The fund’s exposure to the energy and industrials sectors increased due to new purchases during 2011, while its weighting in utilities declined as a result of the sale of Exelon late in the year.

Shareholders should note that a significant portion of the fund’s assets (27.3%) are invested in stocks listed outside of the United States. In many cases, these represent companies with significant revenues from outside their home countries – just as many U.S. firms earn much of their profits from overseas – but the variability of stock price returns (and thus the fund’s performance) over a given period can be influenced in large measure by the sentiment in local markets, such as the concerns over European debt that captured investors’ attention for much of the past year. Currently, over 38% of the fund is invested in mid- and small-cap stocks. With respect to both country of domicile and market capitalization, we believe that allowing the fund’s sub-advisors to cast a wide net in their search for undervalued stocks enhances the fund’s long-term potential.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	3000 Value
	as of	as of	Index as of
	12/31/11	12/31/10	12/31/11
Consumer Discretionary	14.0%	15.5%	9.2%
Consumer Staples	11.1%	11.3%	7.8%
Energy	9.2%	6.3%	11.7%
Finance	18.3%	18.5%	25.4%
Health Care & Pharmaceuticals	10.9%	13.5%	12.3%
Industrials	5.2%	3.3%	9.7%
Materials	4.6%	4.0%	2.8%
Technology	15.4%	13.2%	9.0%
Telecom	5.3%	6.2%	4.5%
Utilities	2.4%	4.9%	7.7%
Cash Equivalents & Other	3.6%	3.3%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:	Totals may not add up to 100% due to rounding
Micro-Cap < $668 million
Small-Cap $668 million - $2.97 billion
Small/Mid-Cap $2.97 billion - $7.12 billion
Mid-Cap $7.12 billion - $18.3 billion
Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

Fund Summary 31

In Closing

When we launched the Litman Gregory Masters Value Fund in 2000, the fund received a lot of financial media attention and accolades. We were quite optimistic about the fund’s prospects at the time. The fund got off to a very strong start, outperforming its primary benchmark in 2001, 2002 and 2003. However, it then slumped badly, underperforming from 2004 until late in 2008. A big factor was the performance of Bill Miller, who was replaced by Clyde McGregor in October of 2008. As the Advisor to the fund we were responsible for the original decision to hire Miller. Our opinion on Miller as a good fit for this fund gradually changed for a variety of reasons (not purely performance), but with the benefit of hindsight we were clearly late in making a change. We’ve learned some lessons from that mistake. Going forward, what is encouraging is the exceptional performance of the fund since Clyde McGregor replaced Miller as part of the sub-advisor group. And looking backward, the performance of the other three original managers prior to this change over three years ago, combined with the fund’s overall performance since the change, measures up favorably to its benchmark since the fund’s inception (the average annual return based on these assumptions was 5.8% compared to 4.2% for the benchmark). We believe that the high level of confidence and enthusiasm that we and others had in Litman Gregory Masters Value when the fund was first launched is finally being reflected in the fund’s performance. And our ongoing due diligence, which includes in-depth discussions with each sub-advisor about their underlying assumptions and analysis, reinforce our confidence in their stock-picking skills. In what we believe will be a very challenging stock market environment in coming years, we are very comfortable hitching our wagon to disciplined, skilled stock pickers who can expertly evaluate a business and its value, and patiently wait to be rewarded.

[i]	Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

ii	Total returns for the S&P 500 Equal Weighted Index and the S&P 500 Index for the 1-, 3-, 5-, and 10-year periods as of 12/31/2011 were -0.11%, 21.23%, 1.75%, 6.29%; and 2.11%, 14.10%, -0.25%, and 2.92%, respectively.

iii	The performance of each of the managers is measured against the Russell 3000 Value index.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

32 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly large- and mid-sized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large- and mid-sized companies	Value
Peter Langerman Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Value Fund from June 30, 2000 to December 31, 2011 compared with the Russell 3000 Value Index and Lipper Large-Cap Value Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 33

Litman Gregory Masters Value Fund Stock Highlights

Dell, Inc. – Mason Hawkins

Dell, Inc.: Based in Austin, Dell has transformed its business by offering a combination of servers, services, storage, and software to provide enterprise solutions which now dominate and complement the desktop and laptop computing segment. As the world becomes “unplugged,” demand for solutions to manage hardware, software, and security will grow. With Dell’s product mix change, the company has delivered substantially higher margins and earnings. Michael Dell, founder and CEO, is a multi-billion dollar owner and has been a major insider purchaser over the last year. The market continues to focus on the “dying” PC business even though it only accounts for 35% of our appraisal value, and analysts persist in evaluating the company against the consumer market which represents only about 10% of revenues. In assigning a multiple to the earnings, most analysts also disregard the large net cash that generates virtually no earnings and equals over a quarter of the share price. As long as the market ignores the growing free cash flow coupon, Dell should continue to use much of it to repurchase shares and build value even faster. Using expected 2012 free cash flow (FCF), the company’s FCF yield is 16.2%, but adjusted for the net cash, is over 20%.

FedEx Corp. – Clyde McGregor

Having just gone through the holiday season, readers of this report are probably familiar with FedEx, especially its overnight package delivery service. Yet, the company’s growth is coming from its domestic ground shipment service, as well as transPacific parcel delivery. We believe that FedEx’s enormous investment in infrastructure over the past decade will pay off in higher returns for shareholders, especially should fuel prices decline.

FedEx has spent its first 40 years building a logistics network. The strength of this network is the company’s “moat” or protection against new competitive threats. DHL’s expensive and failed effort to break into the U.S. express market demonstrates the nature of the barriers to entry in this industry. As value investors, we often talk about how we have positioned our portfolios to be lucky. In similar fashion, when founder Fred Smith began FedEx, he did not foresee developments such as internet sales or economic globalization, but building out an effective network has allowed FedEx to be positioned to capitalize on such change. Because FedEx entered this industry long after other companies were established, the company still suffers from suboptimal network utilization (or insufficient density). The company has held onto its labor cost advantage, however, by limiting unionization of its labor force. On balance, we believe that FedEx profit margins have considerable upside potential.

In summary, we see FedEx as a maturing enterprise that will soon be able to begin rewarding shareholders for their patience. The company is a collateral beneficiary of economic change. Management is also a positive. FedEx’s fuel expense exceeds $3 billion per year; obviously, should fuel costs ever decline meaningfully, we believe FedEx’s profitability will expand. Even without relief in fuel costs, FedEx offers an earnings growth rate that is high for large companies, yet we were able to purchase shares at prices that were first seen in 2004, despite the fact that earnings per share have nearly doubled over the period. We believe earnings should now begin to rise rapidly as network density improves, and with improving earnings we expect capital allocation to begin to favor shareholders. We believe that the shares fit well with our long-term investing horizon.

Newfield Exploration Co. – Bill Nygren

Newfield Exploration is an independent oil and gas exploration company with operations located primarily in Oklahoma, West Texas, and the U.S. Rocky Mountain region (Utah, Montana, and N. Dakota). NFX has a large base of producing properties that generate substantial earnings and cash flow. The company also has a deep inventory of acreage that offers 12-15 years of repeatable, low risk, high return drilling. The outlook for NFX production and earnings growth is strong. Natural gas accounts for most of NFX’s current production, but since the great majority of the company’s undeveloped acreage is in higher return, oil prone areas, production mix is rapidly shifting toward oil. We believe income should grow rapidly as the company drills up these higher margin properties.

We think that NFX is attractively valued for several reasons. First, NFX sells at less than 50% of our estimate of private market value—calculated by comparing NFX’s reserves and acreage holdings to the prices paid by acquirers for similar assets. Second, NFX sells at a deeper discount to asset value than almost every one of its peers. Third, and finally, we believe that NFX can grow per share value at roughly 10% per year, through growth in reserves, production and cash flow. We think that NFX management is a good steward of shareholder capital and believe that their intense rate-of-return-driven focus in managing the business will pay off in superior capital allocation and long term value growth.

NFX’s undervaluation seems to be largely the product of two factors: 1) NFX production growth slowed to roughly 5% in 2011 from 14% in 2010—disappointing analysts that were looking for higher growth and 2) lower natural gas prices, which have fallen due to growing supply and warm winter weather. While slower recent production growth may be a disappointment, it has little impact on NFX asset value. Faced with significant cost inflation and drilling crew shortages last summer in the N. Dakota Bakken Shale (where industry activity has soared), management chose to shift development activity to lower cost/higher return oil fields in Utah. This created some short term pain, in terms of a small loss of production during the transition, but ultimately production growth should re-accelerate and the miss should have little impact on the present value of NFX reserves. In fact, we think that management’s willingness to quickly shift its focus to higher return fields speaks to its strength as capital allocators. With regards to natural gas prices, we think that the market has thrown the baby out with the bathwater as NFX’s asset value is largely tied to its very profitable oil properties. Oil accounts for only 40% NFX’s proved reserves, but it accounts for almost 75% of revenues and proved reserve asset value. Furthermore, NFX’s acreage inventory, which has substantial asset value, is almost entirely oil-oriented. While weak gas prices may impact near-term NFX profits, we feel they will have a limited impact on long-term asset value.

34 Litman Gregory Funds Trust

Vodafone Group Plc –

Peter Langerman/Philippe Brugere - Trelat

Vodafone Group Plc is a U.K.-listed telecommunications company providing mobile and data services to more than 360 million customers across 30 countries worldwide. The company’s main European businesses are in Germany, Italy, Spain and the U.K. Vodafone also owns a 45% stake in Verizon Wireless, the leading wireless operator in the United States, as well as an extensive portfolio of mobile telephony businesses in emerging markets, including India, South Africa, and Turkey.

Revenues in Europe have been under pressure as consumers seek to reduce their monthly expenditures and as regulation has mandated a reduction in the fee operators charge to connect users to their networks. In addition, the evolution of consumers’ usage habits favoring data services at the expense of voice is fraught with challenges due to the historic low value attributed to data services. However, European revenues are at an inflection point as regulatory headwinds subside and as Vodafone migrates customers to bundled packages. By virtue of its investments to upgrade network quality, Vodafone can deliver higher value to customers and charge a premium while gaining market share.

Given our belief that the company will be able to continue to navigate the migration to data services, the structural fundamentals of the industry are attractive. In developed markets, the increased penetration of smartphones among mobile telephony customers drives increased usage, which should drive revenue growth. In the majority of Vodafone’s emerging markets, fixed line penetration is low; therefore internet connectivity will primarily be available through mobile operators. One such market is India, where intense competition has, to date, undermined operating income and free cash flow. We believe that competition in the market should ease and as the business starts to generate cash, this value should accrete to Vodafone’s share price.

Vodafone’s CEO, Vittorio Colao, has been actively managing the company’s portfolio of assets since he assumed his role in 2008. He has sold several financial investments and divested minority positions, returning much of the cash to shareholders. In 2011 Vodafone sold its stake in SFR, the mobile operator in France, for a premium valuation, using the proceeds to pay down debt and repurchase shares. He has also cultivated a stronger relationship with his counterpart at Verizon, and late in 2011 Verizon Wireless agreed to reinstate dividend payments. For Vodafone, its 45% interest in Verizon Wireless will yield an incremental GBP 2.8 billion dividend in 2012, GBP 2 billion of which will be returned to shareholders via a special dividend. The dividend stream from Verizon Wireless should continue to grow as the free cash flow growth accelerates following the company’s capital expenditure investment in upgrading the U.S. network to the next generation of services.

Vodafone shares are trading at 4.8x EV/ EBITDA (enterprise value divided by earnings before interest, taxes, depreciation and amortization), an 11.0% free cash flow yield and an 8.0% dividend yield. Leverage has been declining and is currently 1.5x net debt/ EBITDA. We believe the shares should re-rate once the market gains confidence in the sustainability of revenue and operating margin improvements and the stability in capital expenditures.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 35

Litman Gregory Masters Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCKS: 96.4%

Consumer Discretionary: 14.0%
54,000	Comcast Corp.	$1,272,240
82,000	DIRECTV - Class A*	3,506,320
30,000	Discovery Communications, Inc.*	1,131,000
51,000	H&R Block, Inc.	832,830
62,300	HSN, Inc.	2,258,998
77,000	Liberty Media Corp. - Interactive*	1,248,555
49,000	Walt Disney Co. (The)	1,837,500
		12,087,443
Consumer Staples: 11.1%
95,830	CVS Caremark Corp.	3,907,948
76,149	Imperial Tobacco Group Plc	2,880,636
75,119	Kraft Foods, Inc.	2,806,446
		9,595,030
Energy: 9.2%
47,800	Cenovus Energy, Inc.	1,586,960
123,000	Chesapeake Energy Corp.	2,741,670
90,430	Marathon Oil Corp.	2,646,886
27,000	Newfield Exploration Co.*	1,018,710
		7,994,226
Financials: 18.3%
45,470	ACE Ltd.	3,188,356
49,000	AON Corp.	2,293,200
88,000	Bank of New York Mellon Corp.	1,752,080
27,000	Capital One Financial Corp.	1,141,830
130,000	Cheung Kong Holdings Ltd. - ADR	1,537,900
24,710	Deutsche Boerse AG*	1,298,450
7,200	Fairfax Financial Holdings Ltd.	3,104,640
35,000	JPMorgan Chase & Co.	1,163,750
20,470	Morgan Stanley	309,711
		15,789,917
Health Care, Pharmaceuticals & Biotechnology: 10.9%
17,800	Laboratory Corp. of America Holdings*	1,530,266
88,890	Medtronic, Inc.	3,400,043
71,300	Omnicare, Inc.	2,456,285
95,110	Pfizer, Inc.	2,058,180
		9,444,774
Industrials: 5.2%
49,000	ACS Actividades de
	Construccion y Servicios S.A.	1,455,532
17,500	FedEx Corp.	1,461,425
31,100	Snap-on, Inc.	1,574,282
		4,491,239
Materials: 4.6%
272,029	Cemex S.A.B. de C.V. - ADR	1,466,236
19,400	Martin Marietta Materials, Inc.	1,462,954
44,147	ThyssenKrupp AG	1,015,027
		3,944,217
Technology: 15.4%
81,700	Broadridge Financial Solutions, Inc.	1,842,335
75	Comdisco Holding Co., Inc.	442
305,000	Dell, Inc.*	4,462,150
38,500	eBay, Inc.*	1,167,705
50,000	Intel Corp.	1,212,500
40,000	TE Connectivity Ltd.	1,232,400
41,500	Texas Instruments, Inc.	1,208,065
21,700	Visa, Inc. - Class A	2,203,201
		13,328,798
Telecommunication Services: 5.3%
107,266	Level 3 Communications, Inc.*	1,822,449
984,460	Vodafone Group Plc	2,736,111
		4,558,560
Utilities: 2.4%
95,500	E. ON AG	2,065,043

TOTAL COMMON STOCKS
(cost $77,366,444)		83,299,247

TOTAL INVESTMENTS IN SECURITIES
(cost $77,366,444): 96.4%		83,299,247

Other Assets and Liabilities: 3.6%		3,148,689

Net Assets: 100.0%		$86,447,936

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

36 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund returned 0.5% in 2011, almost five percentage points better than its Russell 2000 Index benchmark, which lost 4.2%. The fund’s performance has been exceptionally strong on a relative and absolute basis over the last three years with an average annual return of 22.8% compared to 15.6% for the benchmark. This performance was driven by strong returns by four of the fund’s five sub-advisors including the more recent additions (Jeff Bronchick of Cove Street Capital—previously with RCB who was added in 2007, and Copper Rock Capital, hired in 2006). And despite a very poor 2008, the fund’s return also exceeds the benchmark’s average annual return over five years by 0.6 percentage points. However, since Smaller Companies’ inception in mid-2003, the fund has returned 6.6% annualized, trailing the benchmark’s 7.5% gain. Since delivering strong long-term performance is a key objective with the Litman Gregory Masters funds, we are disappointed to be trailing the benchmark over this time period. However, the fund has been rapidly closing the performance gap in recent years with the current sub-advisor team and we are encouraged by this.

Litman Gregory Masters Smaller Companies Fund

Performance as of December 31, 2011

	Average Annual Total Returns
	1-	3-	5-	Since
	Year	Year	Year	Inception
Institutional Class (6/30/2003)	0.47%	22.75%	0.74%	6.64%
Russell 2000 Index	-4.18%	15.63%	0.15%	7.46%
Lipper Small-Cap Core Index	-3.82%	17.59%	1.31%	7.87%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2003. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Portfolio Commentary

Performance of managers: In 2011, four of the five managers beat their respective benchmark. Net of the management fee each sub-advisor charges to the fund, their individual returns for the year ranged from a loss of 4.6% to a gain of 7.8%. Longer term, of the three sub-advisors who have been with the fund since its inception in June 2003, two remain ahead of their benchmarks since that time.i The third sub-advisor, until three years ago, had a very strong track record on this portfolio, but is now underperforming. The recent poor performance has led to a higher level of contact between Litman Gregory’s research team and the sub-advisor’s team including meetings with various team members to discuss holdings in detail, mistakes, and to revisit the research process and the source of the firm’s stock picking edge. Based on this heightened scrutiny we continue to have a high degree of confidence in the sub-advisor’s ability to add value over the long term. Aside from our recent due diligence, our confidence in this manager is also based on the team’s successful longer-term experience on another Masters fund. The two newer sub-advisors are trailing their respective benchmarks since being added to the fund. But we are encouraged by their very strong absolute and relative performance over the trailing three years. As implied earlier, over that time they are outperforming their respective benchmarks by sizable margins. As we have written in the past, we do not expect outperformance from every manager in every year. Our goal for each manager, and for the overall fund, is long-term outperformance relative to the appropriate benchmark.

Sector and stock-picking impact: Though all the Litman Gregory Masters funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. For the year, Masters Smaller Companies’ overall sector exposure had a negligible negative impact on performance relative to the Russell 2000 benchmark, with no single sector weighting contributing or detracting meaningfully from relative performance. The biggest contributions came from stock picks in the consumer discretionary, industrials, and consumer staples sectors, where names such as Green Mountain Coffee Roasters and Kronos Worldwide, both mentioned in the section below, were big winners. On the stock-selection front, information technology was the only sector where stock picking failed to add value relative to the benchmark’s stocks and there the underperformance was modest. The fund’s average cash position of almost 8% was also a benefit to portfolio performance in what was a down year for small-cap stocks.

Leaders and laggards: The table on page 38 lists the largest contributors to and detractors from performance for the year. As of December 31, seven of the top 10 contributors remain in the portfolio compared to only two of the largest detractors.

Among the winners, Green Mountain Coffee Roasters, owned by Copper Rock Capital, again showed up on the list of top performers. Copper Rock sold the stock in June of 2011 after it had more than doubled from its price at the beginning of the year. The stock gained 260% during Copper Rock’s holding period, which began in June of 2010.

Another top contributor was Global Cash Access, purchased by Cove Street Capital’s Jeff Bronchick. The company’s products provide access to cash through automated teller machine cash withdrawals, credit card cash access transactions, point-of-sale debit card transactions, check verification and money transfers. After languishing for the first three quarters of the year, the stock appreciated sharply after regaining a major customer that had been previously lost to a competitor. It also responded to expectations that the Durbin Amendment will have a positive impact on its business. (The Durbin Amendment is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and caps bank fees charged on each swipe of a credit card.)

Kronos Worldwide was also a top performer. Kronos is an international producer of titanium dioxide products, the preferred white pigment used in paint, plastics, paper and other applications. As worldwide demand for titanium dioxide recovered after 2008, tight supply conditions developed and allowed Kronos to successfully pass along a series of price increases. Earlier this year, the company reported a six-fold increase in year-over-year earnings, exceeding consensus estimates. Friess sold the stock from the portfolio in May after generating a 40% gain since being added to the portfolio in November of 2010.

Fund Summary 37

Trinity Industries also performed well in 2011. The stock has been owned by FPA since Smaller Companies’ inception in 2003. FPA believes the company will continue to benefit from the renewed strength of the railroad and railcar industries. Besides making and leasing railcars, the company also makes barges that are used to move products along various rivers in America, structural wind towers that support the turbines to make electricity from wind, and the company has a concrete and aggregates business. Though a winning portfolio holding for the year, in the third quarter, when investors grew more fearful of a recession and its impact on Trinity’s future profitability, the stock price dropped meaningfully. In the fourth quarter, the stock recouped much of its third-quarter decline, and as of year-end, Trinity was the portfolio’s second-largest weighting.

Among detractors for the year, Sykes Enterprises underperformed given concerns around the company’s above-average European exposure and its lowering of full-year earnings guidance. The company was also digesting an acquisition that led to further weakness and ultimately led to its sale from the portfolio. European woes were also a key factor in Copper Rock’s decision to sell footwear maker Crocs from the portfolio. Crocs management cut its prior earnings and revenue guidance citing lower sales, and the stock price dropped precipitously. During Copper Rock’s two-month holding period, the stock declined approximately 40%. OpenTable was another significant detractor, and was sold from the portfolio after perceived competitive pressures weighed heavily on the stock.

It is important to understand that whether a stock has lost (or made) money for Litman Gregory Masters Smaller Companies in a given period tells us nothing about how successful or unsuccessful the holding has been since it was purchased. Further, because the fund will hold some stocks for significantly longer periods of time, the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Litman Gregory Masters Smaller Companies Fund Contribution by Holding

For the Year Ended December 31, 2011

Top Contributors

Portfolio
Security	Contribution
Green Mountain Coffee Roasters, Inc.	1.51%
White Mountains Insurance Group Ltd.	1.05%
Global Cash Access Holdings, Inc.	0.62%
Kronos Worldwide, Inc.	0.56%
Zoll Medical Corp.	0.54%
Ultimate Software Group, Inc.	0.52%
Mistras Group, Inc.	0.51%
Trinity Industries, Inc.	0.48%
Robbins And Myers, Inc.	0.45%
Rosetta Resources, Inc.	0.44%

Bottom Contributors

Portfolio
Security	Contribution
Omnivision Technologies, Inc.	-0.71%
Symetra Financial Corp.	-0.71%
Sykes Enterprises, Inc.	-0.64%
Steelcase, Inc.	-0.56%
OYO Geospace Corp.	-0.54%
Crocs, Inc.	-0.50%
OpenTable, Inc.	-0.47%
Vocus, Inc.	-0.46%
Wright Express Corp.	-0.42%
Entropic Communications, Inc.	-0.41%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio mix: Often this fund’s sector weights vary widely from those of its benchmark and this is presently the case. The differences reflect the managers’ bottom-up, focused stock-selection process in which little or no consideration is given to how their sleeves’ sector weights compare to the index. Over the long run, we view this as a potentially distinct advantage.

During the year, the portfolio’s consumer discretionary exposure increased by almost five percentage points, reaching 21% of portfolio. It is now the most overweighted sector compared to the benchmark’s 13% allocation. Though a number of consumer discretionary names have been in the portfolio for years—Foot Locker has been in the portfolio since the fund’s mid-2003 inception—several names were added in 2011. One addition was Red Robin Gourmet Burgers, which was added by Friess in November of 2011. Friess believes the company’s newer management team will continue improving operating fundamentals and recapture market share, using a strategy that focuses on three key areas: increasing revenues, expense management, and efficient deployment of capital. For additional details, see the accompanying stock story on page 42.

Elsewhere, finance exposure declined from 12% to 9% at the end of 2011 and is now the most underweighted sector. Financial stocks make up 22% of the Russell 2000 portfolio. Within the financial sector, White Mountain Insurance remains the largest portfolio weighting at 3.5% of assets. Jeff Bronchick of Cove Street Capital has owned the stock since early 2009 at various weightings as the stock’s price has fluctuated. Bronchick is attracted to the stock partly because the company is priced at a sizable discount to his estimate of book value and has a trove of cash and capital available to take advantage of the next investment opportunity.

38 Litman Gregory Funds Trust

The other notable change in sector weightings is technology, which remains a heavy weighting despite declining from 26% to 23% of portfolio assets during the year. The portfolio’s largest technology holdings include Avnet, which has been in the portfolio since inception, Western Digital, and Heartland Payment Systems, which as of year-end was owned by two managers. Other sectors were within +/- two percentage points of last year’s levels.

Geographically, as was the case at the end of last year, the fund has slightly more than 7% invested in non-U.S. domiciled companies, with a good portion of this in Bermuda-based companies including Signet Jewelers and White Mountains Insurance Group. With regard to company size, the fund’s market capitalization declined during the year from $3.2 billion to $2.7 billion. Micro-cap stocks made up 11% of the portfolio at the end of 2011.The portfolio’s median market cap remained relatively unchanged during the year at $1.8 billion.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	2000
	as of	as of	Index as of
	12/31/11	12/31/10	12/31/11
Consumer Discretionary	21.4%	16.6%	13.1%
Consumer Staples	1.9%	3.4%	3.7%
Energy	13.3%	12.1%	6.7%
Finance	9.1%	12.5%	22.3%
Health Care & Pharmaceuticals	6.9%	7.1%	12.7%
Industrials	13.9%	12.1%	15.5%
Materials	2.5%	4.5%	4.5%
Technology	22.7%	26.0%	17.2%
Telecom	0.0%	0.6%	0.8%
Utilities	0.0%	0.0%	3.7%
Cash Equivalents & Other	8.3%	5.2%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $668 million

Small-Cap $668 million - $2.97 billion

Small/Mid-Cap $2.97 billion - $7.12 billion

Mid-Cap $7.12 billion - $18.3 billion

Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

Fund Summary 39

In Closing

Though Litman Gregory Masters Smaller Companies return was barely positive in 2011, it was a strong year for the fund relative to the Russell 2000 Index loss of 4.2%, and the fund has been on a strong performance run since late 2008.

We believe that heightened market volatility is likely to continue in 2012 and very likely for some time beyond—with periods of both strong and weak stock market returns. In this challenging environment it is hard to be confident in one’s expectations for the short term prospects of the markets or the fund. However, in this environment we believe the fund has some advantages. The concentration each manager is allowed is one advantage—each sub-advisor can be very demanding by selecting only their highest-conviction stocks. Second is flexibility. We chose the name Smaller Companies, rather than Small Company for this fund because we want our managers to have the flexibility to own stocks categorized as small-mid- and mid-cap if the opportunities are compelling. Finally and perhaps most important is the quality of the fund’s stock pickers. In that regard we think we are in very good hands. In the end it will be the skill and execution of the fund’s stock pickers along with the opportunities that the market presents that will determine its performance. Over the past few years the fund’s management team has been stable and has added significant value. We know there is no guarantee this will continue and we fully expect periods of both strong and weak relative and absolute performance. But we do believe in our group of managers and are encouraged by job they have done in recent years, and consider it reflective of their ability to generate the kind of longer-term performance we expect.

i The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index Tucker Walsh: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

40 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Jeff Bronchick	Cove Street Capital, LLC	20%	Small- and mid-sized companies	Value
Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small- and mid-sized companies	Growth
Dennis Bryan Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2011 compared with Russell 2000 Index and Lipper Small-Cap Core Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 41

Litman Gregory Masters Smaller Companies Fund Stock Highlights

Red Robin Gourmet Burgers Inc. – Bill D’Alonzo

Under previous leadership, Red Robin lost some of the energy that made it unique – a restaurant where employees literally wear the company’s core values on their sleeves. Growth stalled and competitors encroached. Now that a new management team is executing a new strategy with a sense of urgency Red Robin had been lacking, the competition better take note.

Nasdaq-listed Red Robin Gourmet Burgers, Inc. (RRGB) owns and franchises more than 450 full-service casual dining restaurants in the U.S. and Canada. The company specializes in specialty burgers, which account for just over half of sales. Revenue reached $902 million in the 12 months through September.

Steve Carley, who took over as Chief Executive in September 2010, aims to bolster the company’s operating fundamentals and recapture market share through “Project Red.” The plan focuses on three strategic areas: revenue growth, expense management, and efficient deployment of capital. To help execute it, Carley in August welcomed new Chief Financial and Chief Marketing Officers.

Thanks to a combination of same-store sales growth and reduced costs, Red Robin exceeded September-quarter expectations by more than doubling earnings to $0.24 per share.

The Friess Associates team spoke with Chief Financial Officer Stuart Brown about a smaller restaurant concept called Burger Works that Red Robin is testing. As a full-service restaurant, Red Robin’s average price point meant losing its more price-sensitive customers to competition from new fast casual restaurants like Five Guys and new products like McDonald’s premium burgers. Offering a simplified menu, the average check at Burger Works would be about one-third lower than a full-service Red Robin.

The Friess Associates team bought Red Robin at less than 15 times current 2012 earnings estimates. Based on consensus estimates, Wall Street predicts the company will finish 2011 with 128 percent earnings growth, followed by 19 percent in 2012.

Approach Resources, Inc. – Jeff Bronchick

Approach Resources, Inc. (AREX) is an independent oil and gas exploration company located in west Texas. Starting off as a spinout from energy private equity firm Yorktown Partners, AREX situated itself on a natural gas play known as the Ozona Uplift formation. Even though it’s located on the marginal edge of the Permian basin, the company was successful in initially proving out their acreage via a vertical well drilling program into the “Canyon/Ellenberger” formation. In response to the new “fracking” sensation AREX began to prove out their acreage for both vertically (“Wolffork”) and horizontally (“Wolfcamp”) fracked wells in early 2010. The released type curve for the Wolfcamp horizontal indicated poor results relative to those of AREX’s peers in the area. As a result, the stock floundered and declined as people wrote off the horizontal play as a flawed attempt on flawed acreage.

In parallel, AREX was also proving out their vertical Wolffork wells and releasing type curves that indicated a 35-40% internal rate of return (IRR) for the verticals at $3 gas and $80 oil based on pilot wells with a 20% risk factor. This was part of our value-based attraction to the stock with the horizontal drilling seen more as a free option embedded into the stock price. AREX’s Q3 2011 call showed to the market that AREX’s three most recent horizontal wells came in at initial production rates and estimated ultimate recovery that matched or were only marginally lower than those put out by neighbors. With these results we modeled that AREX’s horizontal play could produce IRRs of 25% at $3 gas and $80 oil and could account for an additional $1.4 billion in NAV based on a 20% risk factor.

What makes AREX’s acreage unique is both the duality of their fields and the layered pay zones that can be exploited. The acreage has three tiers of pay zone that can be identified with each zone supporting vertical and horizontal fracking. This creates a situation where if horizontal wells fail economically then vertical wells can still be applied to the shale rock. The way the math works is that for each horizontal well not drilled the company can drill four vertical wells and save $1 million in capital expenditures (CAPEX) while getting better uplift in terms of barrel of oil equivalent production per day. Of course if the horizontals come in at the recent higher production levels, then the uplift potential for the horizontal wells is much greater than the combined four verticals. Also, while AREX’s average cost per acre has now settled at $900, recent University of Texas auctions have gone from $4,500 - $5,300 per acre within a 10 mile radius of AREX’s acreage and private transactions at nearly $12,000, indicating a significant upside based on land value alone. With large cap names like EOG, El Paso and Pioneer operating very close to AREX, we feel that the company has now turned their formerly questionable acreage into a viable takeout target. We see additional alpha upside until AREX reaches the low to mid $40’s.

Clean Harbors, Inc. – Tucker Walsh

Clean Harbors, Inc. (CLH) is an earnings growth story with attractive cyclical and secular tailwinds. The company is a leading provider of environmental, energy and industrial services in the United States and Canada. CLH’s core business is collecting, transporting and disposing of mostly hazardous waste for customers in the chemical, refinery and general industrial markets. The company also provides emergency response services for events such as oil spills. CLH has a leading market position and a reputation for safety and regulatory compliance that serves as a competitive advantage relative to smaller competitors. The barriers to entry are high as permitting for new incinerators and landfills is extremely difficult and new facilities require significant capital investment. CLH owns 9 of the 13 commercial incinerators in the U.S. (69% market share) and accounts for 21% of landfill volumes. Over the last several years, management has been executing a strategy to increase the waste that is driven into its disposal facilities by expanding into the industrial and oil & gas services markets. As a result of several acquisitions including Peak Energy Services and Eveready, these higher growth segments now account for roughly 40% of revenue.

42 Litman Gregory Funds Trust

Copper Rock believes that the significant cross-selling opportunity will allow CLH to consistently deliver above-industry organic revenue growth for the foreseeable future. The company has added services in exploration, drilling/completion and production for oil & gas customers and chemical cleaning, catalyst handling, and other specialty services for industrial customers. In addition to benefitting from the strong secular growth related to the oil sands and shale gas activity, the expansion into these new markets has added new customers and enhanced relationships with existing customers that CLH can capitalize on by cross-selling its broad offering of services.

A rebound in economic activity, market share gains from cross-selling, and increased chemical exports (a function of lower U.S natural gas prices) have driven incinerator utilization to roughly 90%, a point at which CLH will begin to realize meaningful price increases. Management has recently completed a firm-wide initiative that will improve pricing in all business segments above pre-recession levels. Combined with the fixed cost leverage on additional volume and synergies from recent acquisitions, Copper Rock believes CLH will likely show strong operating leverage over the next several years.

Copper Rock expects CLH to consistently deliver double-digit organic revenue growth and 20%+ annual earnings growth with the potential for additional accretive acquisitions and emergency response-related revenue. At 25x forward year earnings, the stock trades at the high-end of its historical range. Copper Rock believes this premium is warranted given the expansion into new markets and resulting higher growth profile.

Foot Locker, Inc. – Dennis Bryan

Among the initial stocks in which we invested for the Litman Gregory Masters Smaller Companies Fund in 2003 was Foot Locker, Inc. We originally purchased Foot Locker (FL) at $13.25 for the fund, when investors were concerned about the company’s long-term relationship with Nike and the ability of FL to grow its earnings. We subsequently added to the position at various times in the years 2004 thru late 2007. More recently, as the stock traded into the mid $20s, we have trimmed back the position.

Foot Locker is a retailer of athletic footwear and apparel, operating approximately 4,000 primarily mall-based stores in the U.S., Canada, Europe, and Asia Pacific, which includes Australia and New Zealand. The company’s store formats include Foot Locker, Lady Foot Locker, Kids Foot Locker, Champ Sports, and Footaction. Over the next the couple of years, a large part of FL’s store expansion will take place in the international markets.

At the time of our initial purchase in 2003, we acknowledged that Foot Locker had vendor problems with Nike, but we also believed that it was in the interest of both companies to settle their differences and strengthen their relationship. Not only did Foot Locker mend its relationship with Nike, but also it now achieves higher margins on the Nike shoes it sells. It is able to achieve these higher margins because the company is managing its product mix more effectively and Nike’s sales to Foot Locker’s various store formats now represents a larger share than in the past. Therefore, FL can negotiate more successfully with Nike to get better terms that result in larger profits for Foot Locker.

During the recession a couple of years ago, FL’s operating profit margins fell to approximately 2.5% due to slower sales and big markdowns to sell older inventory. However, Ken Hicks, the current CEO, and his team have implemented a number of initiatives to improve profit margins. For example, the company has invested in systems and people to better manage the stores’ inventories, both quantitatively and qualitatively. The result, over the past year, has been that FL’s operating profit margin has increased to nearly 7.5% and net cash per share stands at close to $4.00.

Another initiative that bore fruit was the program to reduce store occupancy costs as a percent of sales. These costs have been reduced as a result of tougher negotiations with landlords. While most of the excess rent costs have been squeezed out over the past few years, we expect small incremental improvements in occupancy costs over the next year as well.

While the stock’s current valuation is clearly higher than when we initiated our position, FL is not trading at a premium to its intrinsic value, in our opinion. Today, FL is trading at $25.80 or 12.5x this year’s earnings and 60% of sales, net of the nearly $4.00 cash per share. Moreover, our expectation is that FL could generate in excess of $2.00 a share of earnings this coming year. This would require the company to grow its sales at roughly 5% and expand its operating margins to 8.4%, from the current 7.5% level. Nonetheless, given our cautious outlook for consumer spending and its reasonable valuation, we are likely to continue reducing FL should the stock approach $30.

Delta Air Lines, Inc. – Dick Weiss

Following its merger with Northwest Airlines, Delta Air Lines, Inc. has become one of the world’s largest carriers. It offers service to 356 cities in 65 countries and, including its Sky Alliance partners, generates 13,000 flights daily. Delta has hubs in Atlanta, New York (JFK), Detroit, Minneapolis, Salt Lake City and a couple of declining hubs in Cincinnati and Memphis. Internationally its main hubs are Amsterdam, Paris and Tokyo.

Historically, the airline industry has operated at a loss over the economic cycle. The problems have tended to structural, ranging from ease of entry (planes are fungible assets and can be readily financed), to subsequent lack of management discipline and poor labor relations. The labor problems in particular have led to poor productivity and excessive costs. While the industry had suffered from these issues for many decades, the so-called legacy airlines hit a wall in the 2000s when virtually every airline went out of business.

The final straw was the sluggish economy following the 2000 bubble, and the rise in oil prices which made many aircraft fleets uneconomic. Following a string of bankruptcies, the industry has become leaner, with new management having been brought into virtually all the legacy airlines. Additionally, the industry has consolidated with mergers between United-Continental, Delta-Northwest and America West-U.S. Air. Very recently, the third biggest airline, AMR, which had not gone through bankruptcy with the others, filed for Chapter 11. It remains to be seen if it will merge (both Delta and America West have been cited in press reports as interested in merging with AMR) or stay independent once it emerges from bankruptcy in 18 months or so.

Fund Summary 43

The result of the trauma of the past decade is an industry whose management and culture, having gone through the pain of bankruptcy, have embarked on a different path. No longer is the focus on growth as the primary goal. Rather, the primary focus is on raising returns on investment and generating cash. Thus, an industry that was rightfully shunned by most risk adverse, long-term investors may expand the types and number of investment funds that would consider investment in a more stable industry. One airline already, Alaska Airlines, has earned a 10% return on capital for the 2010-2012; a return unheard of prior to recent industry changes.

Delta, in particular, has embarked on a strategy consisting of profitability-based capacity decisions with the emphasis on reducing capacity as fuel prices rise, developing new, large sources of non-ticket revenue (such as baggage fees) and strict non-fuel cost control. If this strategy continues to be successfully executed, the company will not only make a reasonable level of earnings but it could generate sufficient cash flow to reduce its debt over the next 2-3 years from $1.4B to $1.0B.

We believe the airline industry may be entering a period of surprisingly robust earning and return on equity (ROE) growth. Not dissimilar to what occurred with the railroad industry which made the railroads very good stocks for many years. However, it should be noted that, the ease of capacity additions and the fuel burden will not allow the airline industry to experience anything near the improvement of the rails. We believe the next few years will continue to witness great discipline from the airlines on capacity reductions as well as intense focus on controlling costs and generating revenue from new sources. Thus, when we were able to purchase Delta at 4X 2012 earnings-per-share (EPS) estimates or 5X the average of 2010-2012 EPS, we felt the stock was attractive providing a sufficient margin of safety and enough upside to justify buying into a volatile group.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

44 Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCKS: 91.7%

Consumer Discretionary: 21.4%
40,000	Coinstar, Inc.*	$1,825,600
295,000	dELiA*s, Inc.*	300,900
35,000	Foot Locker, Inc.	834,400
18,400	Genesco, Inc.*	1,136,016
35,000	HSN, Inc.	1,269,100
30,500	Jarden Corp.	911,340
13,000	Kohl’s Corp.	641,550
80,000	Liberty Media Corp. - Interactive*	1,297,200
32,000	Red Robin Gourmet Burgers, Inc.*	886,400
62,000	Select Comfort Corp.*	1,344,780
33,900	Shutterfly, Inc.*	771,564
18,600	Signet Jewelers Ltd.	817,656
14,500	Time Warner Cable, Inc.	921,765
23,448	Vitamin Shoppe, Inc.*	935,106
225,000	Wendy’s Co. (The)	1,206,000
		15,099,377
Consumer Staples: 1.9%
160,000	Central Garden and Pet Co.*	1,331,200

Energy: 13.3%
20,000	Approach Resources, Inc.*	588,200
17,300	Atwood Oceanics, Inc.*	688,367
10,379	Baker Hughes, Inc.	504,835
30,000	Energy XXI (Bermuda) Limited*	956,400
6,800	Ensco Plc - ADR	319,056
16,900	Helmerich & Payne, Inc.	986,284
200,000	Magnum Hunter Resources Corp.*	1,078,000
22,800	Newfield Exploration Co.*	860,244
14,476	OYO Geospace Corp.*	1,119,429
14,300	Patterson-UTI Energy, Inc.	285,714
18,600	Rosetta Resources, Inc.* (a)	809,100
38,800	Rowan Companies, Inc.*	1,176,804
		9,372,433
Financials: 9.1%
116,500	CNO Financial Group, Inc.*	735,115
60,000	Jefferies Group, Inc.	825,000
28,975	MarketAxess Holdings, Inc.	872,437
12,254	Portfolio Recovery Associates, Inc.*	827,390
70,000	Symetra Financial Corp.	634,900
5,500	White Mountains Insurance Group Ltd.	2,494,030
		6,388,872
Health Care: 6.9%
13,816	Air Methods Corp.*	1,166,761
39,500	HealthSouth Corp.*	697,965
47,500	Impax Laboratories, Inc.*	958,075
11,821	MWI Veterinary Supply, Inc.*	785,388
21,500	PAREXEL International Corp.*	445,910
13,372	ZOLL Medical Corp.*	844,843
		4,898,942
Industrials: 13.9%
11,100	Alaska Air Group, Inc.*	833,499
15,500	Chart Industries, Inc.*	838,085
19,634	Clean Harbors, Inc.*	1,251,275
85,000	Delta Air Lines, Inc.*	687,650
34,000	FreightCar America, Inc.*	712,300
32,185	Mistras Group, Inc.*	820,395
135,000	Taser International, Inc.*	691,200
81,800	Trinity Industries, Inc.	2,458,908
17,489	WESCO International, Inc.*	927,092
15,000	Woodward, Inc.	613,950
		9,834,354
Information Technology: 22.7%
27,800	ACI Worldwide, Inc.*	796,192
21,600	Akamai Technologies, Inc.*	697,248
32,700	Arrow Electronics, Inc.*	1,223,307
26,700	Avago Technologies Ltd.	770,562
41,400	Avnet, Inc.*	1,287,126
56,500	Booz Allen Hamilton Holding Corp.*	974,625
176,000	Brocade Communications Systems, Inc.*	913,440
29,583	CEVA, Inc.*	895,181
200,000	Global Cash Access Holdings, Inc.*	890,000
72,602	Heartland Payment Systems, Inc.	1,768,585
92,000	InfoSpace, Inc.*	1,011,080
900	InterDigital, Inc.	39,213
27,400	Molex, Inc.	541,972
17,000	OSI Systems, Inc.*	829,260
32,752	Synchronoss Technologies, Inc.*	989,438
17,164	Ultimate Software Group, Inc.*	1,117,720
41,500	Western Digital Corp.*	1,284,425
		16,029,374
Materials: 2.5%
18,300	Carpenter Technology Corp.	942,084
180,000	Spartech Corp.*	851,400
		1,793,484
TOTAL COMMON STOCKS
(cost $53,632,308)		64,748,036

TOTAL INVESTMENTS IN SECURITIES
(cost $53,632,308): 91.7%		64,748,036

Other Assets and Liabilities: 8.3%		5,830,299

Net Assets: 100.0%		$70,578,335

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

*	Non-Income Producing Security
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the Trust’s Board of Trustees.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 45

Litman Gregory Masters Focused Opportunities Fund Review

The Litman Gregory Masters Focused Opportunities Fund returned 3.6% in 2011. The fund’s benchmark, the S&P 500 Index, returned 2.1%. Over the past three years the fund’s performance has been exceptionally strong on an absolute and relative basis with an average annual return of 21.2% compared to 14.1% for the S&P index. Focused Opportunities has now out-performed the S&P 500 in each of the last three years, and in four of the five full calendar years of its life. However, because of the fund’s very poor performance in 2008 it trails its S&P 500 benchmark since the fund’s inception by 0.7 percentage points. While not happy about the fund’s performance since its inception, we are encouraged by its recent performance trend.

We continue to expect Focused Opportunities to be potentially more volatile than the other Litman Gregory Masters funds because it has fewer managers and each runs an ultra-concentrated portfolio. However, we have always been open to adding sub-advisors to the fund if our manager due diligence research leads us to candidates who meet our high standards and who we believe will add diversification value to the overall fund portfolio. We continue to have this view and though no changes are imminent we continue to search for exceptionally skilled stock pickers to consider adding to the Focused Opportunities lineup.

Litman Gregory Masters Focused Opportunities Fund
Performance as of December 31, 2011
	Average Annual Total Returns
	1-	3-	5-	10-	Since
	Year	Year	Year	Year	Inception
Institutional Class	3.62%	21.21%	-0.57%	n/a	1.26%
S&P 500 Index	2.11%	14.10%	-0.25%	n/a	1.97%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception date is 6/30/2006. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Focused Opportunities Fund.

Portfolio Commentary:

Performance of managers: Two of the fund’s three investment managers delivered returns that bested their benchmarks by significant margins in 2011. Over the longer term, one manager has beaten his benchmark over all relevant time periods while the other two managers lag their benchmarks since inception and for three- and five-year time periods. Our expectation when we hire managers for any Litman Gregory Masters fund is that they will outperform a relevant benchmark over longer time periods, so this performance history from two of our managers is disappointing. However, both are managers we have had many years of positive experience with, including managing portions of other Litman Gregory Masters funds over a longer time period; nevertheless, we have spent considerable time with them over the past couple of years reassessing our views. Having done that, and being mindful that good stock pickers do suffer from periods of underperformance during their careers, we continue to have confidence in their investment processes and their execution.i

Sector and stock-picking impact: Sector allocations in the Focused Opportunities portfolio are typically driven by individual stock selection and do not reflect a top-down view on a particular sector or industry. Often, because of the highly concentrated nature of the fund’s portfolio one or two stocks may account for all of the fund’s exposure to a sector. For these reasons we focus on the performance of the stocks rather than the impact of the sector allocations. However, the effects of both stock selection and sector weightings can be helpful in understanding the fund’s performance over short time periods. As it turned out, in aggregate, sector exposures had a minor negative impact on performance in 2011—mostly because of an over allocation to the financial sector (compared to the benchmark’s financial sector weighting). That means that overall, the fund’s outperformance was entirely driven by individual stock selection.

A few noteworthy sector comments underscore the influence of stock picking during the period. For example, as mentioned the fund did have an overweight to the poor performing financial sector in 2011. On average the fund’s financial stocks significantly outperformed the overall sector. However, these stocks were still a drag on overall fund performance with a net loss of -11% on average (compared to a loss of 17% for the S&P 500’s financial stocks). More helpful to the fund was very strong performance in consumer staples stocks (up 19.2%) and technology stocks (up 27.3% with sizable contributions from Visa and Apple). Both of these sectors were overweighted relative to the benchmark weightings but it was the stock picking that made most of the difference. Health care was the fund’s strongest-performing sector in absolute terms, despite being underweighted. With the extremely strong performance by Intuitive Surgical and Pfizer, the fund’s health care stocks returned 46.1%, adding over three percentage points of return contribution to the overall fund. On the other hand, the fund’s overweight to the strongly performing utilities sector should have been helpful but actually ended up being a negative because of the poor performance of E.ON AG.

Also material to the fund’s performance were the fund’s foreign holdings which at year end made up almost one quarter of the fund’s portfolio and, as a group, detracted more than four percentage points from the fund’s overall performance in 2011. Generally speaking it was a very poor year for foreign stock markets. Among the fund’s foreign holdings, Vodafone and Exelon generated positive performance contributions but they were insufficient to counteract the quite negative effects of Thyssen Krupp, E.ON AG, Canadian Natural Resources and BM&F Bovespa. Each of these stocks with the exception of Exelon is still held in the fund’s portfolio and the managers that own them remain optimistic about their prospects. (Read about Vodaphone on page 35.)

46 Litman Gregory Funds Trust

Leaders and laggards: The table below illustrates the largest contributors and detractors from performance for 2011. Intuitive Surgical (ISRG) regains its spot atop the list of leading contributors after lagging in 2010. As we have chronicled in prior reports, ISRG (robotic-assisted minimally invasive surgery) was first purchased for the fund by the team at Sands Capital in January 2009 and finished that year as the top contributor to the fund’s return. After taking a beating in 2010, the stock price rose 80% in 2011 and currently stands at 4.5 times the original acquisition cost. CVS Caremark (retail pharmacy and pharmacy benefit management), which Ken Feinberg writes about on page 51, is jointly held by the Franklin Mutual team and the Davis/Feinberg team and was a significant contributor to performance for the year. After a period marked by a flurry of acquisitions, the company is now focused on generating free cash flow, and returning that cash to investors in the form of stock repurchases and dividends. Investors have responded to this plan and the stock price increased almost 19% in 2011. Pfizer (pharmaceuticals), a company that the Franklin Mutual team sold in December 2011 was another top contributor, generating a 29% gain for the year, including dividends of almost 5%. The laggards list is headed by Thyssen Krupp, a German industrial conglomerate that includes a sizable steel operation. The company was added to the portfolio in April. The global slowdown in the second half of 2011 led to a steep drop in the forecasted demand for steel and a decline in steel prices. The softening of steel prices combined with delays in bringing on new steel fabrication plants in the U.S. and Brazil, hammered the stock price in the latter half of 2011. Thyssen Krupp remains in the portfolio.

It is important to understand that the fact that a stock has made or lost money for Masters’ Select in a short-term period, such as six months or a year, may tell us nothing about how successful the holding was or will ultimately become. (An example is Intuitive Surgical which performed well in 2009, very poorly in 2010 and was exceptionally strong in 2011.) The fund will typically hold stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Litman Gregory Masters Focused Opportunities Fund Contribution by Holding

For the Year Ended December 31, 2011

Top Contributors
Portfolio
Security	Contribution
Intuitive Surgical, Inc.	2.97%
Visa, Inc. - Class A	1.68%
Pfizer, Inc.	1.62%
CVS Caremark Corp.	1.30%
Apple, Inc.	1.21%
Kraft Foods, Inc.	0.91%
Vodafone Group Plc	0.90%
Marathon Oil Corp.	0.63%
QUALCOMM, Inc.	0.56%
American Express Co.	0.49%

Bottom Contributors
Portfolio
Security	Contribution
ThyssenKrupp AG	-2.25%
Bank of New York Mellon Corp.	-1.83%
E.ON AG	-1.45%
Canadian Natural Resources Ltd.	-1.03%
Schlumberger Ltd.	-0.85%
BM&FBovespa S.A.	-0.80%
Wells Fargo & Co.	-0.20%
Procter & Gamble Co.	-0.11%
Johnson & Johnson	-0.05%
Loews Corp.	-0.03%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 47

Portfolio mix: As expected, the fund’s sector allocation varies significantly from that of its S&P 500 Index benchmark, which reflects the lack of an index mentality on the part of the fund’s stock pickers, and also the highly concentrated nature of the fund. The fund continues to be significantly underweight relative to the benchmark in the consumer discretionary, industrials, and technology sectors, with corresponding overweights to the energy, financial and consumer staples sectors. By far the largest overweight was to financials as of the end of 2011 with 26% of the portfolio invested in the sector compared with half as much for the S&P 500. However, it is worth noting that the six financial stocks held in the fund portfolio are diverse in terms of the focus of their financial operations and it is notable that the portfolio includes no investment banks and only one traditional commercial bank (Wells Fargo). This diversity helps to explain why the fund’s financial stocks held up somewhat better in 2011 compared to the S&P 500’s financial sector stocks. The inclusion of financial holding company Alleghany Corporation and Brazilian stock exchange BM & F Bovespa raised the fund’s exposure to financials in 2011. The sale of Exelon and Johnson & Johnson accounted for the majority of the respective reductions in the utilities and health care/pharmaceuticals sectors from the beginning of the year. The sector over- and under-weightings are not the result of the managers making tactical “bets” on sectors; rather are a byproduct of the managers’ inclusion of their highest-confidence names in the portfolio. And, because of the limited number of stocks that each manager can own in this fund, simply replacing one holding with another may significantly alter the sector mix, as was the case in 2011.

The addition of ThyssenKrupp and BM&F Bovespa increased the fund’s exposure to foreign companies from approximately 18% at the beginning of the year to almost 23% as of year-end. Focused Opportunities’ foreign exposure has ranged from a high of 32% to a low of 15% over its five and half year life. The fund retains its large cap tilt with approximately 75% of assets in companies with market capitalization in excess of $18 billion. The sale of mega-caps Pfizer and Johnson & Johnson brought the fund’s weighting to large caps down from 93% at the end of 2010. Alleghany Corporation represents the fund’s only small-cap holding.

By Sector

	Sector Allocation
	Fund as	Fund as	S&P500
	of	of	Index as of
	12/31/11	12/31/10	12/31/11
Consumer Discretionary	3.7%	5.2%	10.7%
Consumer Staples	14.9%	13.8%	11.5%
Energy	15.6%	16.6%	12.3%
Finance	26.0%	18.2%	13.4%
Health Care & Pharmaceuticals	9.4%	13.5%	11.9%
Industrials	0.0%	0.0%	10.7%
Materials	2.6%	0.0%	3.5%
Technology	15.7%	14.2%	19.0%
Telecom	5.8%	6.3%	3.2%
Utilities	4.3%	8.6%	3.9%
Cash Equivalents & Other	2.0%	3.5%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $668 million

Small-Cap $668 million - $2.97 billion

Small/Mid-Cap $2.97 billion - $7.12 billion

Mid-Cap $7.12 billion - $18.3 billion

Large-Cap > $18.3 billion

Totals may not add up to 100% due to rounding

48 Litman Gregory Funds Trust

In Closing

We continue to believe that global macroeconomic challenges are likely to result in stock market volatility characterized by shifting periods of strong and weak returns for the next few years. At the same time we believe that there are a number of well-run companies that are capable of thriving through some combination of factors such as selling to markets that are growing such as the middle class in a number of developing countries; innovation that develops high demand products; expense management that provides competitive advantage; capital allocation that takes advantage of the weakness of competitors; and selling necessity products experiencing growing demand.

We’re encouraged by how Focused Opportunities has performed through the volatility in recent years. However, this fund must still prove itself and it has not yet fully made up for its poor showing in 2008. As we look ahead we believe that a highly flexible fund such as Focused Opportunities, which can invest anywhere in the world; is not obligated to own stocks or establish sector exposures simply because they are part of an index; is run by patient stock pickers who are willing to invest in companies based on long-term fundamentals and who are buying only their absolutely highest-conviction A-list names, has the potential to do well on a relative basis in the environment we think is likely. However, it is the execution not the theory that matters in the end. The execution during the past three years has been quite strong. The Focused Opportunities team is committed to building on this recent period with the goal of establishing a strong long term performance record for the fund.

i The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman and Philippe Brugere-Trelat: Russell 3000 Value Index; Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index.

Fund Summary 49

Litman Gregory Masters Focused Opportunities Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK- PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Kenneth Feinberg
Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Philippe Brugere – Trelat
Frank Sands, Jr.	Sands Capital Management, LLC	33.33%	All sizes, but mostly large-	Growth
A. Michael Sramek			and mid-sized companies

Focused Opportunities Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Focused Opportunities Fund from June 30, 2006 to December 31, 2011 compared with the S&P 500 Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

50 Litman Gregory Funds Trust

Litman Gregory Masters Focused Opportunities Fund Stock Highlights

CVS Caremark Corp. – Christopher Davis/Kenneth Feinberg

CVS Caremark Corp. is one of the two dominant retail pharmacy chains in the U.S. (tied with Walgreens at ~20% share of retail drug purchases) and is also a leading pharmacy benefit manager (PBM) helping employers and health plans manage and reduce their drug spending. We like the fact that both of CVS’s segments are large beneficiaries of the trend to drive low-cost generic alternatives as a first step to address chronic health conditions like high blood pressure, cholesterol, and diabetes, which help avoid the much higher-cost episodes of care at hospitals that drive so much of the soaring healthcare inflation we see today. With the introduction of generic Lipitor in late 2011, generics entered another large wave of growth, and nearly $100B of branded drugs will lose patent protection over the next five years. This is good news for CVS’s bottom line and a rare “win-win” in the healthcare space in that it both saves significant money for the system as a whole and should also deliver higher profits to CVS’s bottom line. Over the past few years, management has focused on filling out its nationwide retail presence, strengthening healthcare credentials with innovations like the MinuteClinic in-store nurse service, improving market position with seniors (who get their drugs through the Medicare Part D drug benefit), and by introducing new products that leverage CVS’s drug buying power and vertical integration. These efforts have been gaining traction in the marketplace.

Importantly for shareholders, the company has slowed down its M&A activities and focused more on free cash flow (FCF), return on invested capital (ROIC), and returning cash to shareholders: over the past three years CVS has bought back ~$7B worth of shares and more than doubled its dividend. Looking ahead, CVS plans to generate ~$23B of FCF in the five year period from 2011-2015, or 42% of its current $55B market cap, with most of that likely to come back to shareholders in the form of dividends and buybacks. Success on these fronts, and progress made fixing operational problems at the PBM post-merger, has helped to dispel concerns raised by the merger between CVS and Caremark in 2007, as well as the ever-present pressure from reimbursement cuts. We are encouraged by the progress the company is making and new CEO Larry Merlo (who has a strong record running CVS’s retail pharmacies) has executed well along their stated goals in his first year. The valuation remains quite attractive at ~12-13x our estimate of 2012 owner earnings.

Vodafone Group Plc – Peter Langerman/ Philippe Brugere - Trelat

Vodafone Group Plc is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion on page 35.

Visa, Inc. – Sands Team

Visa, Inc. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion on page 14.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary 51

Litman Gregory Masters Focused Opportunities Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCKS: 98.0%

Consumer Discretionary: 3.7%
12,300	Amazon.com, Inc.*	$2,129,130

Consumer Staples: 14.9%
138,160	CVS Caremark Corp.	5,634,165
75,656	Kraft Foods, Inc.	2,826,508
		8,460,673
Energy: 15.6%
84,780	Canadian Natural Resources Ltd.	3,168,229
113,998	Marathon Oil Corp.	3,336,721
34,700	Schlumberger Ltd.	2,370,357
		8,875,307
Financials: 26.0%
8,740	Alleghany Corp.*	2,493,435
65,880	American Express Co.	3,107,560
113,899	Bank of New York Mellon Corp.	2,267,729
475,000	BM&FBovespa S.A.	2,495,644
80,800	Loews Corp.	3,042,120
49,860	Wells Fargo & Co.	1,374,141
		14,780,629
Health Care: 9.4%
6,000	Intuitive Surgical, Inc.*	2,778,060
67,800	Merck & Co., Inc.	2,556,060
		5,334,120
Materials: 2.6%
64,280	ThyssenKrupp AG	1,477,925

Technology: 15.7%
8,000	Apple, Inc.*	3,240,000
49,000	QUALCOMM, Inc.	2,680,300
30,000	Visa, Inc. - Class A	3,045,900
		8,966,200
Telecommunication Services: 5.8%
1,186,870	Vodafone Group Plc	3,298,669

Utilities: 4.3%
114,380	E.ON AG	2,473,294

TOTAL COMMON STOCKS
(cost $50,722,390)		55,795,947

TOTAL INVESTMENTS IN SECURITIES
(cost $50,722,390): 98.0%		55,795,947

Other Assets and Liabilities: 2.0%		1,165,255

Net Assets: 100.0%		$56,961,202

Percentages are stated as a percent of net assets.

*    Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

52 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund was launched on September 30, 2011, and generated a 3.4% return for the three months ending December 31, 2011. During this same period, the Barclays Aggregate Bond Index gained 1.1%, the S&P 500 gained 11.8%, 3-Month LIBOR returned 0.1% and the Morningstar Multialternative Category gained 1.4%.

Three months is obviously too short a period upon which to draw any meaningful conclusions, but we can say that the fund overall, and each of the individual sub-advisor strategies, performed in line with our risk and return expectations. We are pleased with this start and enthusiastic about the fund’s long-term potential.

Litman Gregory Masters Alternative Strategies Fund
Performance as of December 31, 2011

	Average Annual Total Returns
					Since
	1-	3-	5-	10-	Inception
	Year	Year	Year	Year	(9/30/2011)
Institutional Class	n/a	n/a	n/a	n/a	3.41%
Investor Class	n/a	n/a	n/a	n/a	3.39%
Barclays Aggregate
Bond Index	n/a	n/a	n/a	n/a	1.12%
S&P 500	n/a	n/a	n/a	n/a	11.81%
40/60 Blend of S&P 500 &
Barclays Agg Bond Index	n/a	n/a	n/a	n/a	5.40%
3-Month LIBOR	n/a	n/a	n/a	n/a	0.07%
Morningstar Multialternative
Category	n/a	n/a	n/a	n/a	1.38%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The inception dates for both the Institutional and Investor Class is 9/30/2011. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Portfolio Commentary

The Alternative Strategies fund differs from the Litman Gregory Masters equity funds in that each sub-advisor for this fund is running a very different strategy from the others. As such, the types of securities and instruments each manager is using to execute their strategy may differ widely across their sub-portfolios (or sleeves). This creates a challenge in presenting useful summary information for the overall fund portfolio. Consequently, in this report, unlike for our other funds, we will devote more space to information and analysis of each individual strategy.

Performance of managers: For the three month period since inception, all four of the fund’s sub-advisors generated positive returns, ranging from 1.4% to 7.2% (net of the management fee each sub-advisor charges to the fund). In a quarter where the U.S. stock market was up double digits, it is not surprising that among the four strategies the one with the highest equity-risk exposure (and highest expected volatility over time) — the FPA Contrarian Opportunity strategy — had the best return. Likewise, the strategy that we expect to have the lowest volatility (and that was the case in the fourth quarter) — Water Island Capital’s Arbitrage strategy — had the lowest return during the period.

Key performance drivers:

•	Strong stock-picking within the FPA sleeve contributed to its returns during the quarter, with Omnicare (up 60%), CVS Caremark (up 24%), Occidental Petroleum (up 29%) and Canadian Natural Resources (up 37%) being the top contributors. FPA’s large cash position was by far the primary detractor to its performance relative to the equity market index. The FPA portfolio managers discuss their cash position in their portfolio commentary on pages 57-58.

•	DoubleLine’s sleeve benefited from strong performance from its exposure to Agency Mortgage Backed Securities (MBS), while the portfolio’s non-Agency MBS exposure had a slightly negative return overall. For additional details, please read the DoubleLine portfolio commentary on page 57.

•	High-yield corporate bonds had the greatest contribution to Loomis Sayles’ performance, followed by their investment-grade bond and currency exposures. Loomis’ equity and equity derivatives exposures hurt performance in what was a very volatile quarter. Their portfolio’s short duration stance also detracted from performance as interest rates generally fell during the quarter. Loomis provides more detailed portfolio commentary on pages 58-59.

•	The Water Island arbitrage strategy performed in-line with the arbitrage indexes that we follow, such as the HFRI Merger Arbitrage Index. For more details, please read Water Island’s commentary on pages 59-60.

For more details, please read the individual portfolio commentaries from each sub-advisor on pages 57-60.

Tactical Strategy Allocations: As a reminder, our starting point, or “neutral” allocation, is to equally weight each of the four strategies in the fund. Based on our qualitative work and also our analysis of each manager’s historical track record and correlations with each other, we believe that an equal weighting will accomplish our risk, return, and diversification objectives for the fund. And it is likely that much of the time, the managers will be equally weighted.

However, we give ourselves the flexibility to tactically overweight or underweight a manager/strategy by plus or minus 10 percentage points – so allocations could range from 15% to 35% of the fund’s assets to a given manager. We will only overweight a manager if we believe that their investment universe is significantly more attractive than the others and we are confident in that assessment. We have a long history of investing this way in our private client accounts where our core competency is valuation-based tactical asset allocation. It is a long-term value-driven approach.

Fund Summary 53

When we launched the fund we overweighted the DoubleLine Opportunistic Income strategy by five percentage points (to 30% of the fund) because we believed their risk-integrated mortgage portfolio was compelling relative to other investment opportunities. We equal-weighted the other three strategies at 23.3%. As of year-end, we maintained these tactical target allocations.

Individual Strategy Portfolio Allocations: Following are summary portfolio statistics for each individual strategy.

DoubleLine Opportunistic Income strategy
12/31/2011

Sector Breakdown
Cash	9.6%
Agency Inverse Floaters	9.0%
Agency Inverse IO	7.3%
Agency CMO	16.1%
Non-Agency Residential MBS	55.8%
Government	2.3%
Total	100.0%

Non-Agency Residential MBS Breakdown
(Percent of Non-Agency RMBS)
Prime	22.9%
Alt-A	71.7%
Subprime	5.3%
Total	100.0%

Credit Quality Breakdown
Cash	9.6%
Government	2.3%
Agency	32.3%
Investment Grade	0.8%
Below Investment Grade	55.0%
Unrated	0.0%
Total	100.0%

FPA Opportunistic Value strategy
U.S. Stocks	24.7%
Foreign Stocks	10.0%
Fixed Income	1.6%
Cash	63.7%
Total	100.0%

Totals may not add up to 100% due to rounding.

Loomis Sayles Absolute-Return Fixed-Income strategy
	Net	Long	Short
Strategy Exposures	Exposure	Total	Total
Inv-Grade Corporate	13.9%	15.5%	-1.6%
High-Yield Corporate	12.9	12.9	0.0
Bank Loans	4.8	4.8	0.0
Asset-Backed Securities	3.7	3.7	0.0
Convertibles	2.2	3.2	-1.0
Dividend	1.5	1.9	-0.3
Emerging Market	1.1	1.1	0.0
Currency	-0.5	7.8	-8.3
Risk Management	-8.7	0.0	-8.7
Subtotal	30.9	50.9	-19.9

Cash & Equivalents	59.7	60.3	-0.6
Duration Management	0.0	0.0	0.0
Overall Net	90.6	111.1	-20.5

	Net	Long	Short
Top 10 Country Exposure	Exposure	Total	Total
United States	73.6	85.2	-11.6
Brazil	3.4	3.4	0
Canada	3.0	3.0	0
Mexico	2.4	2.4	0
Netherlands	2.0	2.0	0
South Korea	1.6	1.6	0
France	1.1	1.1	0
Luxemborg	0.8	0.8	0
United Kingdom	0.7	0.7	0
Spain	0.7	0.7	0
Total	89.3	100.9	-11.6

	Net	Long	Short
Currency Exposure	Exposure	Total	Total
US Dollar	98.3	98.3	0.0
Mexican Peso	1.6	2.4	-0.7
Canadian Dollar	0.9	2.6	-1.8
Euro	0.0	1.4	-1.4
Brazilian Real	0.0	0.8	-0.8
South Korean Won	0.0	1.6	-1.6
Columbian Peso	0.0	0.2	-0.2
Australian Dollar	-0.8	0.4	-1.2
Total	100.0	107.7	-7.7

Water Island Arbitrage
Merger Arb – Equity	76.3%
Merger Arb – Debt	8.0%
Special Situations - Equity	1.0%
Cash	14.7%
Total	100.0%

54 Litman Gregory Funds Trust

Overall Fund Asset Allocations: At the overall fund level at year end, cash represented 40% of the portfolio, long equity positions accounted for 26% of assets, short equity exposure was 3.5%, long fixed income exposure was 38% and short fixed income was 0.2%. The fund also had modest exposure to long and short credit default swaps (CDS) and short futures, as shown in the table below.

Litman Gregory Masters Alternative Strategies Fund
Portfolio Allocations as of 12/31/11
	Strategy Totals
			Loomis	Water	Fund	Fund
	FPA	DoubleLine	Sayles	Island	Level	Total
Cash and Equivalents	14.3%	2.4%	12.0%	7.6%	3.8%	40.1%
Long Equity	7.8%	0.0%	0.9%	17.2%	0.0%	25.9%
Short Equity	0.0%	0.0%	0.0%	-3.5%	0.0%	-3.5%
Long Fixed Income	0.4%	26.3%	10.0%	1.6%	0.0%	38.3%
Short Fixed Income	0.0%	0.0%	0.0%	-0.2%	0.0%	-0.2%
Long Options	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Short Options	0.0%	0.0%	0.0%	-0.1%	0.0%	-0.1%
Long Futures	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Short Futures	0.0%	0.0%	-0.3%	0.0%	0.0%	-0.3%
Long CDS	0.0%	0.0%	2.3%	0.0%	0.0%	2.3%
Short CDS	0.0%	0.0%	-2.5%	0.0%	0.0%	-2.5%
Total	22.5%	28.7%	22.4%	22.6%	3.8%	100.0%

In Closing

As this is the fund’s first shareholder report, we’d like to briefly recap the fund’s goals and objectives. As with all of the Litman Gregory Masters funds, it is important that investors in the Alternative Strategies Fund have a clear understanding of the objectives and realistic expectations about the fund’s potential performance, both shorter-term and long-term and over a range of macroeconomic and financial market scenarios that might play out. Over time, we hope these reports and our other shareholder communications (e.g., fund fact sheets, conference calls, Q&As) will provide you with the information you need to be a well-informed long-term shareholder. We expect the portfolio information we provide in these reports to evolve over time, so please let us know if there is additional information you would find useful (you can email us at info@mastersfunds.com).

The fund’s broad objective is to generate competitive long-term returns with lower risk and lower volatility than the stock market and with relatively low correlation to stock and bond market indexes. More specifically, over full market cycles the fund seeks to generate a higher return than a 40/60 stock/bond blended benchmark, with lower risk than the benchmark (e.g., lower volatility, better down-market performance, fewer negative 12-month loss periods). We expect the fund’s annualized volatility in the 4% to 8% range. Of course, there are no guarantees the fund will meet these risk and return goals.

While we believe there is a relatively low risk of loss over holding periods of at least one year, our sub-advisors do take on risk (to varying degrees) in order to try to generate returns, so losses are certainly possible, particularly over shorter-term periods. You should not invest in this fund if you can’t handle a negative return over a 12-month or longer period. That said, in a bear market for stocks we believe that the fund’s losses would be materially lower than the stock market’s losses.

As we look forward, the macro environment remains challenging and our expectation is that returns to traditional stock and bond market indexes are likely to be subpar compared to their long-term historical averages. We would also not be surprised to see ongoing elevated volatility in financial markets. In such an environment, we believe that alternative strategies that offer relatively low correlation to stocks and bonds, relatively low risk and the potential for alpha generation that can lead to above average risk-adjusted returns are potentially appealing as part of a traditionally diversified portfolio.

The key though is in the actual implementation and execution of the strategies. What is appealing in theory is not necessarily easy to achieve in the real world. We believe our four sub-advisors – DoubleLine, FPA, Loomis Sayles and Water Island Capital — have the skill, experience, investment discipline, opportunistic orientation, and risk-management mindset to successfully execute their strategies. Given the quality of our sub-advisors and the flexibility they are afforded by our fund’s structure and under their mandates, we believe the Litman Gregory Masters Alternative Strategies Fund offers the potential to add value over the long-term and we are excited to be investors alongside you.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Fund Summary 55

Litman Gregory Masters Alternative Strategies Fund Managers Highlights

TARGET
INVESTMENT		MANAGER
MANAGER	FIRM	ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick	First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Brian Selmo
Mark Landecker
Matt Eagan	Loomis Sayles & Company, LP	15%-35%	Absolute Return Fixed Income
Kevin Kearns
Todd Vandam
John Orrico	Water Island Capital, LLP	15%-35%	Arbitrage
Todd Munn
Roger Foltynowicz
Gregg Loprete

Alternative Strategies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2011 compared with the Barclays Aggregate Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

56 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Opportunistic Income

The fourth quarter of 2012 was full of headline news on many economic fronts, yet when looked at on a quarter-over-quarter basis interest rates virtually remained the same. Some of the “issues” that arose during the fourth quarter are as follows: Volcker Rule, Home Affordability Refinance Program (HARP) 2.0, European Financial Stability Facility (EFSF), MF Global bankruptcy, QE III, future of the Government-Sponsored Enterprises (GSEs), Fed lowering rates for dollar liquidity swaps, European Central Bank (ECB) providing long-term funding to its member banks. Many of these issues are in the process of playing out and it will be a while until there is more clarity as to what will be the consequences of all these news items.

The portfolio returned 3.9% for the fourth quarter (net of our sub-advisor fees). During the quarter, the Agency MBS component of the portfolio outperformed the non-Agency component. On the Agency side, the portfolio prices remained fairly constant so the return was accomplished by the earning capability of the securities.

On the non-Agency side of the portfolio, prices went down slightly more than the income generated by these securities. The PrimeX and ABX Indices reflect price action in various sectors of the non-Agency market. (see Table 1) The reason for price depreciation in the non-Agency mortgage sector would be a continuation of the “risk-off” trade in that sector. The biggest reasons for this downward price move would be concern over the Volcker Rule and concerns over European problems eventually forcing European banks to sell assets (like non-Agency mortgages) for capital ratio requirements. The Volcker Rule is currently being discussed in Washington, but in its present form would prevent investment and commercial banks from running proprietary trading desks as well as discourage these institutions from buying large pieces of non-exchange traded items (of which non-Agency mortgages fall under).

Table 1: Prices of Agency and Non-Agency Mortgage Indices

	9/30/2011	12/30/2011	Change
Agency Mortgages
15-year FNMA 4	105-14	105-15	0-1
30-year FNMA 4.5	106-4	106-13	0-9
30-year FNMA 6	109-23	110-04	0-13
30-year GNMA 4.5	108-24	108-25	0-1
PrimeX Index
PrimeX FRM1	106.25	102.687	-3.563
PrimeX FRM2	97.85	90.541	-7.309
ABX Index
ABX 2006-2 AAA	43.29	43.44	0.15
ABX 2007-1 AAA	34.77	33.9	-0.87
Data Source: Bloomberg, JP Morgan

Prepayment speeds decreased somewhat during the fourth quarter. HARP 2.0 is just coming into existence so its effect on prepayments will be seen more throughout 2012. We believe that HARP 2.0 will change the most affected coupons prepayment speeds by 5-10% Conditional Prepayment Rate (CPR) for the next 18 months. There is certainly the chance of further intervention on the part of Washington with regards to Mortgage and Housing policy. Two issues that could gain traction in the current year are a “rent-to own” program and a private first loss piece on an agency deal. The first program would bring about increased investment dollars into the housing market in an attempt to support housing prices. The second program would be an answer to critics that claim the taxpayers are on the hook for all the government sponsored enterprise (GSEs) losses.

The construct of the portfolio should be viewed as a barbell portfolio. The two components of the barbell are the Government/Agency mortgage portion and the non-Agency mortgage securities portion. Through the use of this barbell approach, a portfolio is formed that has an expected duration of less than 2 years (1.68). This portfolio has an expected yield-to-maturity of 8.2%. Within the non-Agency portion of the portfolio, our preferred credit is the Alt-A sector. The Alt-A sector consists of loans with original FICO scores of 675-725. Over 70% of our non-Agency investments are backed by Alt-A collateral. We believe the non-Agency securities will perform better in a “risk-on” environment. We also believe that this environment is more likely to be accompanied by higher rates as opposed to lower rates. We believe the non-Agency securities will not perform as well in a “risk-off” environment. We also believe that this environment is more likely to be accompanied by lower rates, which would benefit the Government/Agency portion. It is our belief that the two ends of the barbell will likely move in opposing directions going forward. If that does occur, the overall volatility of the portfolio will be less.

First Pacific Advisors, LLC

Overview

The Contrarian Opportunity sleeve returned 7.2% (net of fees) in the fourth quarter 2011. Our return on invested capital was higher, given the 60% average cash weighting during the quarter. We like to invest in weak or falling markets and regularly allow cash to build during sharp rallies as was the case in the fourth quarter. Cash balances were slightly higher than normal given that it takes some time to bring new accounts into alignment, which is partly a function of what is happening in the stock market. That is, we get invested more quickly when the market is declining than we do when it is rising. We anticipate managing this portfolio slightly differently from our flagship mutual fund (FPA Crescent Fund). We expect our cash balance to exhibit greater swings, our position sizes will be larger at times, and we will pursue certain option strategies that are not utilized by FPA Crescent Fund.

Right now we are a bit betwixt and between. In other words, we have great conviction in our lack of conviction. Investors continue to tread cautiously as they view the global economic environment with uncertainty. Although conservatively postured, we believe one should be invested in the market given reasonable valuations even in the face of uncertain business prospects – more uncertain today than over time. Our mental gymnastics matter less if one maintains a long-term viewpoint and continues to focus on buying good businesses at reasonable prices.

Fund Summary 57

Investments

It’s not easy investing – not that it ever is, but we find it especially challenging today. We feel like we are forced to bet on policy, and how does one do that? Particularly, when we believe we are betting that too many of the wrong people will make the right decisions. We feel a little like explorers, blazing new trails, learning about the new world we’ve come upon, charting a different path with new information, all while trying to avoid being scalped. We continue to seek the best path, even if it’s new, to both protect your capital (first) and to provide a return on it (second). It’s as the Scottish missionary and explorer David Livingstone said, “I am prepared to go anywhere, provided it be forward.” Along the way though, we sometimes feel a bit like Daniel Boone, who commented, “I have never been lost, but I will admit to being confused for several weeks.” We’re left with the hope that selfish, uneducated views coalesce and somehow form appropriate policy, but we’re not seeing it so we are maintaining our cautious positioning, with net exposure to risk assets at 40%. As a result, we are not positioned for the world being great and our performance will lag should that prove the case. We continue prudently, however, aware that if our policy makers do nothing, the “kicking the can down the road” metaphor is misleading, as it implies a problem of a constant proportion when we see it as more of a snowball, rolling downhill, and gathering momentum and size with each advancing yard. Volatility is our friend. We anticipate more of it and will commit capital accordingly.

We continue to focus our long equity book on larger, higher quality businesses with strong balance sheets that trade at reasonable valuations and that have, when possible, attractive dividend yields. The portfolio characteristics reflect the current direction, with P/E, Price/Book, and Debt/Capital at lower than average levels based on our investment experience, while the portfolio’s Return on Equity, Dividend Yield and weighted average Market Capitalization are above average.

High Yield / Distressed

High yield continues to afford us little opportunity. We hear a lot about spreads having widened out, but that isn’t so interesting when the starting yield of the benchmark treasury is so darned low. For example, a 10-year corporate bond that yields 8% doesn’t seem interesting in the context of a 2% 10-year treasury yield. We will consider those corporate bonds when yields are attractive on an absolute basis and when debt valuation (after marking the debt to market and assuming no value to the equity) provides a margin of safety given our estimate of the company’s intrinsic value. To our mind, anything but that falls into a category called Time Arbitrage. That is, we would be betting that the company would have enough cash to pay us off at maturity, or that the markets would permit a refinancing – a judgment we choose not to make.

Shorting

We suspect that we will have little exposure to “absolute” shorts in the future, given our expectation that stocks will be worth more over time, combined with our expectation for higher rates of inflation over time – the scourge of the short seller. Inflation might allow for future reported earnings to be higher than one might otherwise expect. We therefore want to be careful that we are not “nominally” right, but “real” wrong. We have 0.1% of assets short at quarter end and will be very selective as a result. Paired trades (where we short a company to hedge, in part, a long equity position’s industry-specific risk) and intra-company arbitrage positions will not be affected.1

Closing

Although we do not personally know all of our shareholders/clients, we hopefully understand your expectations because they should not be dissimilar from our own. We hope our communiqués explain our process clearly such that you take comfort in our long-term point of view, have a willingness to be disinvested, accept periodic underperformance from our sleeve, and desire to avoid permanent impairment of capital. We further hope that we, along with Litman Gregory, have succeeded in keeping away those who may operate with a near-term need for their capital, a desire to “beat the market” annually or not underperform by too much, and any expectation inconsistent with our own. As a shareholder described us, our strategy offers a “kinder, gentler equity exposure.”2 Neither we nor Litman Gregory suggests that clients have all their capital with this Fund, but that doesn’t stop us from managing our portion of your portfolio as if you do.

Loomis Sayles & Company, LP

Portfolio Review

•	The portfolio finished the fourth quarter up 2.0% as volatility continued to plague the markets. The risk asset rally in October was erased as November gave back much of October’s gains. Fortunately, returns in December were strong enough to keep the fund’s return in positive territory for the quarter. Riskier higher yield asset classes finished the quarter with the largest absolute returns despite the volatility.

Portfolio Construction

•	In the three months since the fund’s inception, we have taken a deliberate path to construct a well diversified portfolio, allocating to what we believe are the most attractive sectors and tactically positioning the portfolio to best take advantage of shifting economic environments and market events.

•	As part of building a diversified portfolio, we have broad exposure to many segments of the market. These include High Yield (13%), Investment Grade Corporate (12%), Bank Loans (5%), Securitized Assets (4%), and Convertible Bonds (4%). Our fixed income corporate holdings are concentrated in the consumer cyclical, energy, communications, and finance company sectors. While we have significant currency exposures across several currencies, we have hedged the vast majority of their exposure as of 12/31/11. Overall risk exposure is approximately 31% and we continue to have a large cash balance. We are taking advantage of volatility and adding to long term positions as opportunities present themselves. Given our concerns with Europe and continued volatility we are comfortable easing into these long term positions and the cash balance will decrease over time.

Winners

•	High yield corporate bonds performed well as higher beta sectors tended to outperform as European troubles were muted by domestic data that looked rosier as time progressed. The portfolio’s allocations to the sector made the greatest contribution to performance despite the erratic returns during the quarter. High yield spreads tightened throughout the last quarter of the year despite volatility and thin liquidity within the sector. Top performing names came from the banking and communications sectors.

58 Litman Gregory Funds Trust

•	Investment grade corporate credits saw strong results throughout the quarter as investors continued to see value in the strong balance sheets of domestic companies. Despite the risk-off environment in November, credit spreads ended the quarter tighter. The portfolio’s banking and communication industry holdings were notable strong performers.

•	Currency plays in the portfolio were strong contributors to positive absolute returns, particularly in the Canadian dollar and to a somewhat lesser degree in the Brazilian Real, Russian Ruble, Australian Dollar, and Philippine Peso. Commodity based currencies tended to outperform during the quarter.

•	CMBS rebounded from the prior quarter with strong absolute returns as spreads moved tighter throughout the quarter. Improving underlying fundaments have given support to the sector and limited supply has helped to support higher quality issues.

•	Similar to other sectors, bank loans reacted to the fluctuating risk on/risk off story out of Europe resulting in volatile returns throughout the quarter. Lower quality loans generally outperformed as technicals (i.e., asset flows) have remained positive with more inflows in the space than outflows. The portfolio’s holdings generated positive contributions to returns throughout the period.

Laggards

•	Our equity and equity derivatives hurt the performance of the fund as the sharp volatility was difficult to stay ahead of with the CBOE Volatility Index, or VIX (a measure of stock market volatility) moving above 35 (a historically very high level) multiple times during October and November. We were caught neutrally positioned as volatility subsided during December and equities outperformed.

•	Our short duration stance detracted from performance as interest rates generally fell and longer duration securities tended to outperform. U.S. Treasury yields shifted slightly lower during the volatile quarter. Rates fell across the curve with the intermediate term notes leading the way. 10-year and 30-year Treasury rates fell 4 bps, 2 bps respectively, while the 5 year note finished 12 bps lower.

•	Tactical hedges within select commodity currencies weighed on returns as the currency markets experienced high volatility during the quarter.

Outlook

•	We expect to see a continued slow domestic recovery with periods of persistent market volatility as unemployment remains high, the election season ramps up, and new fiscal year budget talks approach. The corporate space is a bright spot and is strengthening. We remain poised to continue to take advantage of opportunities in the space.

•	Europe will continue to cause uncertainty until the member states are able to successfully get their fiscal houses in order.

•	The ECB’s Long Term Refinancing Operation (LTRO) in December, which provided European banks 3-year loans at attractive terms, was effectively a form of quantitative easing, credit spreads and swap spreads have narrowed. While we do not think that this has solved all the problems, it seems to have mitigated some of the tail risk. This liquidity is constructive for the market and complements the improved economic U.S. activity.

•	We believe emerging markets will continue to outperform their developed counterparts, but growth expectations could be ratcheted further downward.

Water Island Capital, LLP

Not since 2008 had investors experienced the volatility and investment challenges that were encountered in 2011. European sovereign issues, natural disasters, and political stalemates each contributed to uncertainty. Yet it is exactly this type of market environment that we feel highlights Water Island Capital’s keen focus on downside protection, properly-sized positions, and maintenance of proper hedges as we seek to invest opportunistically across our Arbitrage and Event-Driven strategies.

During the first three months of managing our Litman Gregory Masters Alternative Strategies portfolio, we have allocated the majority of our sleeve’s capital to equity merger-arbitrage with the remainder being apportioned to credit arbitrage and to a lesser extent “special situations”. We fully anticipate increasing our credit and special situations exposure in the months ahead as opportunities present themselves.

At year-end, our investments numbered 64, with 84% gross long exposure, 19.3% delta-adjusted short exposure1, and 16.0% cash. Although a relatively high level of cash for our strategy, it reflects both a flurry of deal closings during December (a common year-end occurrence), as well as our deliberate approach towards investing in uncertain investment environments. At year-end, our top sector exposures were information technology, energy, utilities, and materials, while consumer staples, telecommunications, and financials made up the smallest percentage of the portfolio. From a geographic perspective, the top three countries to which we allocated assets were the United States, Australia, and Canada. The top three investments in the portfolio as of December 31, 2011 were merger targets: Progress Energy/(Duke Energy) 6.8%, Success Factors/(SAP) 4.7%, and RightNow Technologies/(Oracle) 4.2%.

Event-Driven Market

Although global M&A activity increased by 3% from 2010 to 2011, market volatility caused activity in the second half of the year to decline 16% from the first half of the year. As the Wall Street Journal noted on December 27:

The year started off strong with a string of multibillion-dollar deals. Companies, as opposed to private-equity firms, dominated deal activity as they tapped the record sums of cash on their balance sheets to fund purchases. But what had been shaping up to be a busy year ended with a thud. Turmoil in the equity markets and Europe’s sovereign-debt crisis helped derail deal activity in the latter half of 2011.

Fund Summary 59

Nonetheless, promising trends emerged in other areas of the event-driven landscape. Global break-up and spin-off activity grew to $129 billion in 2011, a 140% increase over the prior year, while leveraged loan volume increased by 60% over 2010 to $373 billion in 2011. Within this context, M&A loan volume grew to $124 billion in 2011 from $85 billion in 2010, a 45% increase, highlighting the steadily increasing demand for this type of paper.

During a challenging fourth quarter, Japan, North America, and Latin America were the only geographic areas that showed increases in deal activity over Q4 2010. Latin American targets alone accounted for 6% of all global volume during the period, the region’s highest share of the global market on record. Brazilian targets attracted 58% of Latin American deal flow, with 78% of the acquirers coming from foreign suitors.

In the United States, the highest percentage of U.S.-inbound M&A deal flow again came from the EMEA (Europe/Middle East/Africa) region. While EMEA acquirers typically lead cross-border deals into the US, the region’s share reached a nine-year low at 47% of U.S. inflow. At the same time, U.S.-inbound deals from the APAC (Asia-Pacific) region climbed to 40%, reflecting this region’s significance as a source of deal flow.

As M&A activity grows globally, Water Island Capital continues to build its infrastructure in order to take advantage of these opportunities. Elevated deal flow in the APAC region has led to the addition of investment professionals focusing on the area. Originally active primarily in Australia, our APAC investment team now covers Hong Kong, Japan, New Zealand, Thailand, Singapore, and Malaysia. We plan to expand our investment focus to additional jurisdictions during 2012.

In Europe, despite a decline in deal activity due to uncertainty surrounding the Euro zone, we continue to enhance our investment capabilities as we expand our team’s presence in London. Although European activity may be tepid near-term due to larger macro issues, event-driven investment opportunities will ultimately return to the region.

Activity in the Americas region has been consistent despite the European overhang. As detailed below, one of our best performers during Q4 came from this region. This situation started in January 2011 when Skyworks Solutions, Inc. (SWKS) launched a tender offer for Advanced Analogic Technologies (AATI). Skyworks, a $3.1 billion market cap wireless semiconductor company and one of the industry’s larger players, initially sought to purchase AATI ($255 million market cap) in order to capture its niche product technology in the handset/smartphone markets. Subsequently in Q3 2011, Skyworks threatened to walk away from the deal, claiming a breach of the covenants and agreements in the merger agreement. Further, Skyworks’s stock price had tumbled dramatically following the signing of their merger deal with AATI, reflecting broader difficulties for the semiconductor industry during Q3. The decline in market values in the sector, along with a softening in AATI’s business, led to what was, in our opinion, a clear case of buyer’s remorse on Skyworks’s behalf.

Despite this, our analysis concluded that the merger agreement provided no real escape for Skyworks. By threatening to walk, Skyworks was attempting to buy time, pressure AATI’s share price, and bully AATI’s board into accepting a price cut in the deal’s terms.

The parties brought their dispute to arbitration before the Delaware Court of Chancery in late November, following weeks of closed door hearings and discovery. With a weak case and the likelihood of rejection of their claims by the court, Skyworks opened the door to a friendly settlement, offering to close the transaction with a 5% discount to the original deal terms. The target’s board agreed, and the new deal was struck – in effect, the outcome we had expected.

As we look ahead, we remain excited by the pool of attractive opportunities within the event-driven landscape. We will remain flexible when investing by utilizing whichever security – debt or equity – provides the best risk/reward opportunity. Although we maintain a cautious posture, our investment team is pleased to see U.S. deal flow build a base while bright spots emerge in places like South America, Asia, and Australia. To better identify and capture these opportunities, our team will continue to expand in terms of personnel, skill sets, and geographic expertise. In addition, we have established around-the-clock coverage of global markets. Clearly, today’s event-driven investor must have a global view and we are committed to finding those optimal situations in which to invest. We thank you for your continued support and trust, and look forward to helping you realize a profitable 2012.

[1]	Delta-adjusted short exposure is equal to the sum of the weighted deltas (a measure of sensitivity that indicates the extent to which an option participates in the movement of the underlying security) of all individual short-held options in the portfolio plus all short equity positions. This figure indicates the extent to which the portfolio will participate in stock market movements.

[2]	The testimonial was unsolicited, may not be representative of the experience of other clients, and is no guarantee of future performance or success.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Diversification does not assure a profit or protect against loss in a declining market.

60 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCKS: 24.7%

Consumer Discretionary: 1.3%
47,270	99 Cents Only Stores *	$1,037,577
239,846	Hang Ten Group Holdings Ltd.	81,834
12,000	Interpublic Group of Companies, Inc. (The)	116,760
475,017	Little Sheep Group Ltd.	393,258
12,400	Lowe’s Companies, Inc.	314,712
1,466	Morton’s Restaurant Group, Inc. *	10,086
17,400	WPP Plc	182,600
		2,136,827
Consumer Staples: 1.8%
2,000	Altria Group, Inc.	59,300
3,100	Anheuser-Busch InBev N.V. - ADR	189,069
20,500	CVS Caremark Corp.	835,990
3,800	Henkel AG & Co.KGaA	184,351
250	Philip Morris International, Inc.	19,620
59,800	Tesco Plc	374,814
8,100	Unilever N.V. - ADR	279,169
10,100	Walgreen Co.	333,906
9,900	Wal-Mart Stores, Inc.	591,624
15,875	Winn-Dixie Stores, Inc. *	148,908
		3,016,751
Energy: 2.9%
2,200	Apache Corp.	199,276
298,612	Bow Energy Ltd. *	463,707
12,400	Canadian Natural Resources Ltd.	463,388
7,916	Compass Petroleum Ltd. *	12,845
41,136	Complete Production Services, Inc. *	1,380,524
4,715	El Paso Corp.	125,278
9,500	Ensco Plc - ADR	445,740
53,899	Extract Resources Ltd. *	468,490
5,400	Occidental Petroleum Corp.	505,980
600	Royal Dutch Shell Plc - ADR	43,854
13,064	Southern Union Co.	550,125
1,465	Total S.A. - ADR	74,876
30,446	Whitehaven Coal Ltd.	165,086
		4,899,169
Financials: 2.2%
12,300	American International Group, Inc. *	285,360
16,800	AON Corp.	786,241
16,600	Bank of America Corp.	92,296
15,100	Bank of New York Mellon Corp.	300,641
24,043	Charter Hall Office REIT	86,501
10,600	CIT Group, Inc. *	369,622
5,700	Citigroup, Inc.	149,967
6,078	Delphi Financial Group, Inc.	269,255
5,400	Groupe Bruxelles Lambert S.A.	360,807
9,200	Schroders Plc	153,360
217,331	S P Setia Berhad	263,951
7,577	Transatlantic Holdings, Inc.	414,689
4,000	Travelers Companies, Inc. (The)	236,680
		3,769,370
Health Care: 3.1%
21,766	American Dental Partners, Inc. *	409,854
20,000	Covidien Plc	900,200
25,878	Healthspring, Inc. *	1,411,385
12,700	Omnicare, Inc.	437,515
4,571	Pharmasset, Inc. *	586,002
1,300	Roche Holdings AG	220,734
8,474	SonoSite, Inc. *	456,410
12,418	Synovis Life Technologies, Inc. *	345,593
9,900	Thermo Fisher Scientific, Inc. *	445,203
		5,212,896
Industrials: 1.6%
20,585	Charter International Plc	302,209
112	Colfax Corp. *	3,190
2,843,379	ERA Mining Machinery Ltd. *	311,180
7,853	Goodrich Corp.	971,415
44,890	International Mining Machinery Holdings Ltd.	49,417
34,279	Kverneland ASA *	61,133
33,000	Orkla ASA	246,735
14,163	RSC Holdings, Inc. *	262,016
5,913	Seco Tools AB	87,461
8,100	Thales S.A.	256,369
36,342	WCA Waste Corp. *	236,586
		2,787,711
Information Technology: 6.5%
65,558	Advanced Analogic Technologies, Inc. *	378,925
18,300	Arris Group, Inc. *	198,006
29,180	Blue Coat Systems, Inc. *	742,631
20,000	Cisco Systems, Inc.	361,600
27,380	Comverse Technology, Inc. *	187,827
19,997	DemandTec, Inc. *	263,360
100	Google, Inc. - Class A *	64,590
14,100	Hewlett-Packard Co.	363,216
7,753	LoopNet, Inc. *	141,725
28,700	Microsoft Corp.	745,052
20,984	Motorola Mobility Holdings, Inc. *	814,179
28,945	NetLogic Microsystems, Inc. *	1,434,804
11,785	Novellus Systems, Inc. *	486,603
37,002	RightNow Technologies, Inc. *	1,581,095
75,322	S1 Corp. *	720,831
44,531	SuccessFactors, Inc. *	1,775,452
33,493	Tekelec *	366,078
6,800	Western Digital Corp. *	210,460
25,900	Xerox Corp.	206,164
		11,042,598
Materials: 2.2%
22,911	Aston Resources Ltd. *	213,702
56,689	Grande Cache Coal Corp. *	552,479
82,043	Iberian Minerals Corp. *	87,945
13,900	Owens-Illinois, Inc. *	269,382
59,796	Quadra FNX Mining Ltd. *	886,781
884,306	Sundance Resources Ltd. *	358,033
43,862	Temple-Inland, Inc.	1,390,864
3,718	Wausau Paper Corp.	30,711
		3,789,897

Schedule of Investments 61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Shares		Value
COMMON STOCK (CONTINUED)
Telecommunication Services: 0.5%
6,110	AT&T, Inc.	$184,767
8,965	Telefonica S.A. - ADR	154,108
2,620	Verizon Communications, Inc.	105,114
15,635	Vodafone Group Plc - ADR	438,249
		882,238
Utilities: 2.6%
16,601	Central Vermont Public Service Corp.	582,695
99,654	China Gas Holdings Ltd.	45,806
31,954	Constellation Energy Group, Inc.	1,267,615
45,597	Progress Energy, Inc.	2,554,344
		4,450,460
TOTAL COMMON STOCKS
(cost $40,260,378)		41,987,917

PREFERRED STOCKS: 0.4%

Consumer Discretionary: 0.1%
	General Motors Co.
4,045	4.750%	138,541

Energy: 0.1%
	Apache Corp.
4,600	6.000%	249,688

Financials: 0.2%
	Ally Financial, Inc.
235	7.000% (a)	168,473
	Wells Fargo & Co.
170	7.500%	180,965
		349,438
TOTAL PREFERRED STOCKS
(cost $741,712)		737,667

Principal
Amount
ASSET BACKED SECURITIES: 1.9%

	CSAB Mortgage Backed Trust
$1,857,684	5.700%, 09/25/2036	501,173
	Diamond Resorts Owner Trust
92,817	9.310%, 03/20/2026 (a)	98,174
	GSAA Home Equity Trust
89,627	0.614%, 12/25/2034	70,691
1,096,197	6.448%, 06/25/2036	580,559
	JP Morgan Mortgage Acquisition Corp.
1,000,000	5.813%, 11/25/2036	709,881
	Long Beach Mortgage Loan Trust
500,000	0.764%, 08/25/2035	391,276
	Residential Asset Mortgage Products, Inc.
776,238	0.464%, 09/25/2036	535,123
	Stanwich Mortgage Loan Trust
685,553	3.801%, 09/15/2037 (a)#	299,653

TOTAL ASSET BACKED SECURITIES
(cost $3,131,360)		3,186,530

Principal
Amount		Value
BANK LOANS: 1.1%
	Allied Security Holdings LLC
$100,000	8.500%, 02/04/2018 (2)	$96,500
6,171	ARAMARK Corp. (1)	6,012
93,829	ARAMARK Corp. (1)	91,417
55,000	Arizona Chemical, Inc. (1)	54,639
	Asurion LLC
100,000	9.000%, 05/24/2019 (2)	98,292
	Biomet, Inc.
44,883	3.574%, 03/25/2015 (2)	43,693
	Chrysler Group LLC
99,749	6.000%, 05/24/2017 (2)	94,188
	CPG International, Inc.
99,748	6.000%, 02/18/2017 (2)	92,766
100,000	Cumulus Media, Inc. (1)	97,893
60,000	Datatel, Inc. (1)	59,963
	DJO Finance LLC / DJO Finance Corp.
59,844	3.296%, 05/20/2014 (2)	57,338
	Frac Tech International LLC
90,000	6.250% 05/06/2016 (2)	88,599
	HCA, Inc.
50,000	3.546%, 05/01/2018 (2)	47,275
	Health Management Associates, Inc.
95,000	4.500%, 11/16/2018 (2)	94,449
	Hertz Corp. (The)
44,887	3.750%, 03/11/2018 (2)	43,996
30,000	Kronos, Inc. (1)	29,400
	Lawson Software, Inc.
99,750	6.750%, 07/05/2017 (2)	97,096
	Level 3 Financing, Inc.
100,000	5.750%, 08/31/2018 (2)	98,425
	Neiman Marcus Group, Inc. (The)
160,000	4.750% 05/16/2018 (2)	153,999
	PolyOne Corp.
70,000	5.000%, 12/20/2017 (2)	69,934
19,950	Quinteles Transnational Corp. (1)	19,521
	Sheridan Holdings, Inc.
60,000	6.046%, 06/15/2015 (2)	56,400
	U.S. Security Holdings, Inc.
16,300	1.500%, 07/28/2017 (2)	16,064
83,491	6.000%, 07/28/2017 (2)	82,280
	Visant Holding Corp.
94,900	5.250%, 12/22/2016 (2)	88,799
TOTAL BANK LOANS
(cost $1,767,432)		1,778,938

62 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Principal
Amount^		Value
CONVERTIBLE BONDS: 0.8%

Consumer Discretionary: 0.1%
	Ford Motor Co.
$85,000	4.250%, 11/15/2016	$122,294

Energy: 0.4%
	Alpha Natural Resources, Inc.
125,000	2.375%, 04/15/2015	116,875
	Global Industries Ltd.
176,000	2.750%, 08/01/2027	176,440
	Peabody Energy Corp.
140,000	4.750%, 12/15/2066	143,500
	Sinopec Daylight Energy Ltd.
326,000 (CAD)	10.000%, 12/31/2013	337,749
		774,564
Health Care: 0.2%
	Hologic, Inc.
70,000	2.000%, 12/15/2037	76,913
	Omnicare, Inc.
75,000	3.750%, 12/15/2025	104,625
	Vertex Pharmaceuticals, Inc.
115,000	3.350%, 10/01/2015	121,181
		302,719
Information Technology: 0.1%
	Ciena Corp.
75,000	3.750%, 10/15/2018 (a)	70,875
	EMC Corp.
45,000	1.750%, 12/01/2013	64,800
	Intel Corp.
35,000	3.250%, 08/01/2039	44,013
	Micron Technology, Inc.
50,000	1.875%, 08/01/2031 (a)	44,250
		223,938
TOTAL CONVERTIBLE BONDS
(cost $1,371,716)		1,423,515

CORPORATE BONDS: 7.7%

Consumer Discretionary: 0.8%
	American Axle & Manufacturing, Inc.
100,000	7.875%, 03/01/2017	99,500
	CCO Holdings LLC / CCO Holdings Capital Corp.
150,000	7.375%, 06/01/2020	159,000
100,000	6.500%, 04/30/2021	101,750
	Lear Corp.
100,000	7.875%, 03/15/2018	108,750
	MGM Resorts International
105,000	6.625%, 07/15/2015	100,275
30,000	7.500%, 06/01/2016	28,875
65,000	7.625%, 01/15/2017	62,238
	PVH Corp.
280,000	7.375%, 05/15/2020	305,200
	TRW Automotive, Inc.
100,000	7.250%, 03/15/2017 (a)	107,500
	Wyndham Worldwide Corp.
300,000	5.625%, 03/01/2021	310,322
		1,383,410
Energy: 1.8%
	Arch Coal, Inc.
85,000	7.000%, 06/15/2019 (a)	87,125
	Coffeyville Resources LLC / Coffeyville Finance, Inc.
60,000	9.000%, 04/01/2015 (a)	63,900
	Complete Production Services, Inc.
951,000	8.000%, 12/15/2016	993,796
	Nabors Industries, Inc.
150,000	4.625%, 09/15/2021 (a)	152,652
	Odebrecht Drilling Norbe VIII/IX Ltd.
98,000	6.350%, 06/30/2021 (a)	101,430
	OGX Petroleo e Gas Participacoes S.A.
400,000	8.500%, 06/01/2018 (a)	395,999
	Peabody Energy Corp.
150,000	6.000%, 11/15/2018 (a)	153,750
	Petrohawk Energy Corp.
400,000	7.250%, 08/15/2018	452,000
4,100,000	Petroleos Mexicanos
(MXN)	7.650%, 11/24/2021 (a)	292,350
	Pioneer Drilling Co.
65,000	9.875%, 03/15/2018 (a)	68,250
	SandRidge Energy, Inc.
185,000	7.500%, 03/15/2021	184,538
	WPX Energy, Inc.
150,000	6.000%, 01/15/2022 (a)	154,313
		3,100,103
Financials: 1.3%
	American International Group, Inc.
320,000	8.175%, 05/15/2068	288,000
	AXA S.A.
150,000 (EUR)	5.250%, 04/16/2040	142,963
	CIT Group, Inc.
125,000	7.000%, 05/01/2015	125,406
	Eksportfinans ASA
90,000	2.000%, 09/15/2015	74,618
	Ford Motor Credit Co. LLC
200,000	5.875%, 08/02/2021	208,824
	Hyundai Capital America
200,000	4.000%, 06/08/2017 (a)	198,138
	Merrill Lynch & Co., Inc.
50,000 (EUR)	4.875%, 05/30/2014	61,918
100,000	6.110%, 01/29/2037	77,308
	Metlife Capital Trust IV
150,000	7.875%, 12/15/2037 (a)	156,375
	Morgan Stanley
180,000	2.875%, 01/24/2014	172,487
100,000	5.750%, 01/25/2021	93,441
	ProLogis L.P.
100,000	6.625%, 05/15/2018	108,745
	SLM Corp.
100,000	8.000%, 03/25/2020	101,250
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	203,053
	Volkswagen Financial Services N.V.
150,000 (EUR)	6.250%, 07/15/2015	159,890
		2,172,416

Schedule of Investments 63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)
Health Care: 0.3%
	Aristotle Holding, Inc.
$220,000	4.750%, 11/15/2021 (a)	$228,097
	Community Health Systems, Inc.
100,000	8.000%, 11/15/2019 (a)	101,250
	HCA, Inc.
100,000	7.500%, 02/15/2022	102,500
	PerkinElmer, Inc.
45,000	5.000%, 11/15/2021	45,622
	Valeant Pharmaceuticals International, Inc.
100,000	6.500%, 07/15/2016 (a)	100,375
		577,844
Industrials: 0.5%
	International Lease Finance Corp.
175,000	6.750%, 09/01/2016 (a)	180,250
285,000	8.625%, 01/15/2022	289,733
	Meccanica Holdings (USA), Inc.
200,000	6.250%, 01/15/2040 (a)	143,460
	Votorantim Cimentos S.A.
200,000	7.250%, 04/05/2041 (a)	195,500
		808,943
Information Technology: 0.3%
	Advanced Micro Devices, Inc.
85,000	8.125%, 12/15/2017	88,613
	Alcatel-Lucent S.A.
150,000 (EUR)	8.500%, 01/15/2016	161,982
90,000 (EUR)	6.500%, 01/15/2028	65,024
	Portugal Telecom SGPA S.A.
150,000 (EUR)	5.000%, 11/04/2019	135,655
	Seagate HDD Cayman
45,000	7.750%, 12/15/2018 (a)	48,094
25,000	6.875%, 05/01/2020	25,813
		525,181
Materials: 0.8%
	Alcoa, Inc.
150,000	5.400%, 04/15/2021	150,552
	ArcelorMittal
150,000	5.500%, 03/01/2021	137,927
	Ashland, Inc.
115,000	6.500%, 06/30/2029	88,550
	Braskem America Finance Co.
200,000	7.125%, 07/22/2041 (a)	193,250
	Nalco Co.
400,000	6.625%, 01/15/2019 (a)	462,999
	United States Steel Corp.
100,000	7.000%, 02/01/2018	99,500
	Xstrata Canada Financial Corp.
150,000	4.950%, 11/15/2021 (a)	153,542
		1,286,320
Telecommunication Services: 1.1%
	Brasil Telecom S.A.
300,000 (BRL)	9.750%, 09/15/2016 (a)	158,424
	Frontier Communications Corp.
170,000	9.000%, 08/15/2031	155,975
	Nextel Communications, Inc.
250,000	6.875%, 10/31/2013	250,000
	Qwest Corp.
300,000	6.750%, 12/01/2021	327,750
	Telcordia Technologies, Inc.
250,000	11.000%, 05/01/2018 (a)	318,749
	Telecom Italia Capital S.A.
100,000	6.000%, 09/30/2034	74,295
90,000	7.200%, 07/18/2036	74,526
	Telefonica Emisiones SAU
100,000	5.462%, 02/16/2021	95,595
	Telemar Norte Leste S.A.
150,000	5.500%, 10/23/2020 (a)	148,500
	Virgin Media Secured Finance Plc
150,000	6.500%, 01/15/2018	160,125
		1,763,939
Utilities: 0.8%
	Abu Dhabi National Energy Co.
200,000	5.875%, 12/13/2021 (a)	209,000
	AES Corp.
100,000	7.375%, 07/01/2021 (a)	108,250
	Centrais Eletricas Brasileiras S.A.
200,000	5.750%, 10/27/2021 (a)	208,800
	Cia de Eletricidade do Estado da Bahia
250,000 (BRL)	11.750%, 04/27/2016 (a)	140,732
	DPL, Inc.
195,000	7.250%, 10/15/2021 (a)	211,087
	EDP Finance B.V.
300,000	6.000%, 02/02/2018 (a)	252,661
125,000	4.900%, 10/01/2019 (a)	96,600
140,000,000	Empresas Publicas de Medellin ESP
(COP)	8.375%, 02/01/2021 (a)	75,962
	Enel Finance International N.V.
100,000	6.000%, 10/07/2039 (a)	80,725
		1,383,817
TOTAL CORPORATE BONDS
(cost $12,745,196)		13,001,973

64 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Principal
Amount^		Value
GOVERNMENT SECURITIES & AGENCY ISSUE: 1.3%
	Canadian Government Bond
$775,000 (CAD)	1.750%, 03/01/2013	$768,972
200,000 (CAD)	3.000%, 12/01/2015	210,387
		979,359
	Korea Treasury Bond
500,000,000 (KRW)	4.250%, 12/10/2012	438,238
180,000,000 (KRW)	3.750%, 06/10/2013	157,206
		595,444
	Mexican Bonos
2,000,000 (MXN)	8.000%, 12/19/2013	151,749
2,000,000 (MXN)	6.000%, 06/18/2015	147,131
2,000,000 (MXN)	7.250%, 12/15/2016	153,708
1,800,000 (MXN)	8.500%, 12/13/2018	148,069
		600,657
TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE
(cost $2,174,587)		2,175,460

MORTGAGE BACKED SECURITIES: 25.1%
	Adjustable Rate Mortgage Trust
3,000,000	Series 2005-2-6M2,
	1.274%, 06/25/2035	1,279,415
1,078,604	Series 2006-1-2A1,
	3.142%, 03/25/2036	525,403
	Banc of America Alternative Loan Trust
1,490,000	Series 2006-7-A4,
	5.998%, 10/25/2036	904,530
	Banc of America Funding Corp.
1,940,022	Series 2010-R9-3A3,
	5.500%, 12/26/2035 (a)	864,862
1,188,449	Series 2006-6-1A2,
	6.250%, 08/25/2036	1,030,032
	Bear Stearns Adjustable Rate Mortgage Trust
164,557	Series 2005-5-A2,
	2.250%, 08/25/2035	141,130
	Bear Stearns Asset Backed Securities Trust
1,163,365	Series 2006-AC1-1A1,
	5.750%, 02/25/2036	749,280
	Citicorp Mortgage Securities, Inc.
154,652	Series 2005-6-1A8,
	0.644%, 09/25/2035	145,782
	Citigroup Mortgage Loan Trust, Inc.
1,600,000	Series 2009-6-8A2,
	6.000%, 08/25/2022 (a)	1,196,000
754,576	Series 2005-5-2A2,
	5.750%, 08/25/2035	587,458
85,064	Series 2005-11-A2A,
	2.580%, 10/25/2035	69,908
	Citimortgage Alternative Loan Trust
1,031,409	Series 2006-A5-1A13,
	0.744%, 10/25/2036	514,499
1,039,877	Series 2006-A5-1A2,
	6.256%, 10/25/2036	192,064
900,785	Series 2007-A4-1A6,
	5.750%, 04/25/2037	601,742
	Countrywide Alternative Loan Trust
129,943	Series 2005-14-2A1,
	0.504%, 05/25/2035	68,881
705,017	Series 2006-J1-2A1,
	7.000%, 02/25/2036	302,207
1,387,532	Series 2006-31CB-A7,
	6.000%, 11/25/2036	906,759
689,416	Series 2007-16CB-2A1,
	0.736%, 08/25/2037	277,693
200,066	Series 2007-16CB-2A2,
	52.137%, 08/25/2037	406,217
1,371,618	Series 2007-19-1A34,
	6.000%, 08/25/2037	955,189
	Countrywide Home Loan Mortgage Pass Through Trust
870,580	Series 2007-10-A5,
	6.000%, 07/25/2037	677,642
	Credit Suisse Mortgage Capital Certificates
467,000	Series 2007-2-2A5,
	5.000%, 03/25/2037	426,468
1,503,673	Series 2010-7R-4A17,
	8.711%, 04/26/2037 (a)	921,602
	Deutsche Mortgage Securities, Inc.
728,407	Series 2006-PR1-3A1,
	11.734%, 04/15/2036 (a)	733,831
	Federal Home Loan Mortgage Corporation
11,635,164	Series 3630-AI,
	1.931%, 03/15/2017	432,798
1,439,732	Series 3560-KS,
	6.122%, 11/15/2036	254,501
3,224,365	Series 3382-CL-SB,
	5.722%, 11/15/2037	352,432
2,674,505	Series 3384-S,
	6.112%, 11/15/2037	305,257
2,945,194	Series 3417-SX,
	5.902%, 02/15/2038	331,379
20,935,066	Series 3423-CL-TG,
	0.350%, 03/15/2038	202,819
2,868,954	Series 3445-ES,
	5.722%, 05/15/2038	281,903
3,728,827	Series 3523-SM,
	5.722%, 04/15/2039	404,261
650,000	Series 3641-TB,
	4.500%, 03/15/2040	698,141
741,545	Series 3768-MS,
	9.460%, 12/15/2040	746,563
745,191	Series 3796-SK,
	9.343%, 01/15/2041	755,878
633,800	Series 3946-SM,
	13.865%, 10/15/2041	658,756
1,504,375	Series 3957-DZ,
	3.500%, 11/15/2041	1,388,725
1,500,000	Series 3972-AZ,
	3.500%, 12/15/2041	1,357,066
	Federal National Home Mortgage Association
861,175	Series 2011-11-SA,
	6.239%, 03/25/2031	846,259
637,631	Series 2003-84-PZ,
	5.000%, 09/25/2033	729,465
2,757,766	Series 2009-86-CI,
	5.506%, 09/25/2036	279,748

Schedule of Investments 65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Principal Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$1,837,581	Series 0757B-SX,
	6.326%, 10/25/2036	$275,428
2,347,554	Series 2009-90-IB,
	5.426%, 04/25/2037	255,309
1,457,961	Series 2008-1-CI,
	6.006%, 02/25/2038	195,463
1,020,167	Series 2011-63-ZE,
	4.000%, 08/25/2038	1,084,706
1,006,678	Series 2011-222-VZ,
	4.000%, 11/25/2041	1,040,709
877,192	Series 2011-113-SH,
	9.213%, 11/25/2041	876,086
470,816	Series 2011-110-LS,
	9.560%, 11/25/2041	475,297
1,506,735	Series 2011-127-PM,
	4.000%, 12/25/2041	1,504,840
	First Horizon Alternative Mortgage Strategies
1,016,106	Series 2007-FA4-1A7,
	6.000%, 08/25/2037	615,991
	First Horizon Asset Securities, Inc.
1,081,699	Series 2006-1-1A10,
	6.000%, 05/25/2036	920,505
	Government National Mortgage Association
1,034,261	Series 2011-45-GZ,
	4.500%, 03/20/2041	1,128,138
	Greenwich Capital Commercial Funding Corp.
75,000	Series 2007-GG11-A4,
	5.736%, 12/10/2049	81,245
	GS Mortgage Securities Corp.
75,000	Series GG10-A4,
	5.790%, 08/10/2045	81,772
200,000	Series GG10-AM,
	5.790%, 08/10/2045	163,470
	Merrill Lynch / Countrywide Commercial Mortgage Trust
75,000	Series 2007-5-A4,
	5.378%, 08/12/2048	77,878
75,000	Series 2007-6-A4,
	5.485%, 03/12/2051	79,194
	Morgan Stanley Mortgage Loan Trust
1,337,208	Series 2006-7-3A,
	5.683%, 06/25/2036	881,819
701,228	Series 2007-13-6A1,
	6.000%, 10/25/2037	450,186
	Morgan Stanley Reremic Trust
1,424,389	Series 2010-R9-3C,
	8.817%, 11/26/2036 (a)	875,999
150,000	Series 2009-GG10-A4B,
	5.790%, 08/12/2045 (a)	147,945
	Residential Accredit Loans, Inc.
1,779,587	Series 2006-QS2-1A4,
	5.500%, 02/25/2036	1,044,289
794,855	Series 2006-QS10-A9,
	6.500%, 08/25/2036	469,225
2,224,032	Series 2006-QS14-A18,
	6.250%, 11/25/2036	1,237,703
1,947,824	Series 2006-QS17-A5,
	6.000%, 12/25/2036	1,096,270
	Residential Asset Securitization Trust
976,925	Series 2006-A8-1A1,
	6.000%, 08/25/2036	722,485
	Residential Funding Mortgage Securities I
51,536	Series 2006-S1-1A3,
	5.750%, 01/25/2036	46,546
	Structured Adjustable Rate
	Mortgage Loan Trust
107,764	Series 2004-13-A2,
	0.594%, 09/25/2034	76,941
	Washington Mutual Alternative Mortgage Pass-Through Certificates
902,351	Series 2006-8-A6,
	5.768%, 10/25/2036	555,884
	Wells Fargo Alternative Loan Trust
1,027,860	Series 2007-PA2-3A1,
	0.644%, 06/25/2037	436,278
1,520,590	Series 2007-PA2-3A2,
	6.360%, 06/25/2037	261,539
	Wells Fargo Mortgage Backed Securities Trust
44,162	Series 2005-AR3-2A1,
	2.710%, 03/25/2035	40,243
888,333	Series 2006-AR19-A1,
	5.437%, 12/25/2036	773,254

TOTAL MORTGAGE BACKED SECURITIES
(cost $41,815,228)		42,477,182

Contracts
PURCHASED OPTIONS: 0.1%
COMMON STOCK: 0.0%
	El Paso Corp. Put Option
51	Expiration: January 2012,
	Exercise Price: $24.00	204
	Energy Transfer Equity L.P. Put Option
2	Expiration: January 2012,
	Exercise Price: $40.00	110
	Lam Research Corp. Call Option
10	Expiration Date: March 2012,
	Exercise Price: $40.00	1,550
29	Expiration Date: March 2012,
	Exercise Price: $41.00	3,770
	Novellus Systems, Inc. Put Option
10	Expiration Date: March 2012,
	Exercise Price: $36.00	1,225
3	Expiration Date: June 2012,
	Exercise Price: $36.00	743
	Pharmasset, Inc. Put Option
5	Expiration: January 2012,
	Exercise Price: $85.00	1,650
11	Expiration: January 2012,
	Exercise Price: $90.00	4,070
11	Expiration Date: February 2012,
	Exercise Price: $80.00	4,620
1	Expiration Date: February 2012,
	Exercise Price: $85.00	405
31	Expiration Date: February 2012,
	Exercise Price: $90.00	15,345
1	Expiration Date: February 2012,
	Exercise Price: $115.00	900

66 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2011

Principal
Amount	Value

CURRENCY: 0.1%
USD Call / AUD Put Call Option
$1,100,000	Expiration Date: August 2012,
Exercise Price: $0.99	$53,433

TOTAL PURCHASED OPTIONS
(cost $115,401)	88,025

SHORT-TERM INVESTMENTS: 32.3%

UNITED STATES TREASURY BILL: 0.5%
Treasury Bill
800,000	0.010%, 03/22/2012	799,958

TOTAL UNITED STATES TREASURY BILL
(cost $799,958)	799,958

REPURCHASE AGREEMENTS: 31.8%
53,750,000	FICC, 0.010%, dated 12/30/2011, due 01/03/2012 [collateral: par value $53,095,000, Fannie Mae, 4.377%, due 01/23/2018; Fannie Mae, 0.500%, 10/30/2012; Federal Home Loan Bank, 0.255%, 07/20/2012; value $54,845,106] (proceeds $53,750,000) $53,095,000, Fannie Mae, 4.377%, (proceeds $53,750,000)	53,750,000

TOTAL REPURCHASE AGREEMENTS
(cost $53,750,000)	53,750,000

TOTAL SHORT-TERM INVESTMENTS
(cost $54,549,958)	54,549,958

TOTAL INVESTMENTS IN SECURITIES
(cost $158,672,968): 95.4%	161,407,165

Other Assets and Liabilities: 4.6%	7,803,165

Net Assets: 100.0%	$169,210,330

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
#	This Security is illiquid at December 31, 2011, at which time the aggregate value of illiquid Securities is $299,653 or 0.2% of net assets
(1)	This bank loan is unsettled as of December 31, 2011, therefore, no rate or maturity date is available.
(2)	Floating interest rate.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2011

Shares		Value
COMMON STOCKS
8,017	ACI Worldwide, Inc.*	$229,608
594	Alleghany Corp.*	169,462
2,667	Colfax Corp.*	75,956
386	CoStar Group, Inc.*	25,758
119,122	Duke Energy Corp.	2,620,684
2,823	Energy Transfer Equity L.P.	114,557
29,714	Exelon Corp.	1,288,696
466	Lam Research Corp.*	17,251
100	Novellus Systems, Inc.*	4,109
2,400	Pitney Bowes, Inc.	44,496
7,095	Sandvik AB	87,144
39,433	Superior Energy Services, Inc.*	1,121,474
3,272	United Rentals, Inc.*	96,688
1,356	Whitecap Resources, Inc.*	11,055

TOTAL COMMON STOCKS
(Proceeds $5,700,476)		5,906,938

TOTAL SECURITIES SOLD SHORT
(Proceeds $5,700,476)		$5,906,938

*	Non-Income Producing Security

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at December 31, 2011

	Number of Contracts			Unrealized Appreciation
Description	Purchased / (Sold)	Notional Value	Expiration Date	(Depreciation)
S&P 500 E Mini Index Futures	(400)	$(501,040)	3/2012	$2,221

SCHEDULE OF SWAPS at December 31, 2011

						Upfront
		Termination		Notional		Premiums Paid	Unrealized	Unrealized
Description	Shares	Date	Counterparty	Amount	Fair Value	(Received)	Appreciation	Depreciation

Credit Default Swaps
CDX.EM.16 Index
(Buy Protection)	—	12/20/2016	BOA	(3,000,000)	$(257,346)	$(261,846)	$8,240	$(3,740)
CDX.NA.IG.17 Index
(Sell Protection)	—	12/20/2016	BOA	300,000	(2,815)	(3,607)	792	—
The Dow Chemical Company
(Sell Protection)	—	12/20/2016	BOA	300,000	(14,016)	(15,569)	1,553	—
Eastman Chemical Company
(Buy Protection)	—	12/20/2016	BOA	(600,000)	603	3,448	—	(2,845)

Total Return Swaps
Kalahari Minerals	68,536	1/16/2013	UBS	259,728	(277)	—	—	(277)
Gloucester Coal	9,727	1/16/2013	UBS	85,228	(356)	—	—	(356)
					$(274,207)	$(277,574)	$10,585	$(7,218)

68 Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at December 31, 2011

Contracts		Value
COMMON STOCKS
	Blue Coat Systems, Inc. Call Option
9	Expiration: January 2012,
	Exercise Price: $25.00	$450
15	Expiration: April 2012,
	Exercise Price: $26.00	112
37	Expiration: July 2012,
	Exercise Price: $26.00	370
	Delphi Financial Group, Inc. Call Option
2	Expiration: April 2012,
	Exercise Price: $45.00	10
	El Paso Corp. Call Option
29	Expiration: January 2012,
	Exercise Price: $25.00	4,495
11	Expiration: January 2012,
	Exercise Price: $26.00	682
	Energy Transfer Equity L.P. Call Option
6	Expiration: January 2012,
	Exercise Price: $35.00	3,300
2	Expiration: January 2012,
	Exercise Price: $40.00	200
1	Expiration: February 2012,
	Exercise Price: $40.00	135
	Goodrich Corp. Call Option
11	Expiration: January 2012,
	Exercise Price: $120.00	4,290
	Kinder Morgan, Inc. Call Option
3	Expiration: January 2012,
	Exercise Price: $30.00	660
5	Expiration: January 2012,
	Exercise Price: $32.50	220
	Kinder Morgan, Inc. Put Option
3	Expiration: January 2012,
	Exercise Price: $27.50	15
	Lam Research Corp. Call Option
1	Expiration: January 2012,
	Exercise Price: $37.00	74
9	Expiration: January 2012,
	Exercise Price: $34.00	3,150
26	Expiration: January 2012,
	Exercise Price: $35.00	7,020
20	Expiration: January 2012,
	Exercise Price: $36.00	3,800
5	Expiration: January 2012,
	Exercise Price: $37.00	600
4	Expiration: January 2012,
	Exercise Price: $38.00	300
20	Expiration: January 2012,
	Exercise Price: $39.00	840
2	Expiration: January 2012,
	Exercise Price: $40.00	56
5	Expiration: January 2012,
	Exercise Price: $41.00	75
	Lam Research Corp. Put Option
17	Expiration: January 2012,
	Exercise Price: $34.00	340
22	Expiration: January 2012,
	Exercise Price: $35.00	770

	Novellus Systems, Inc. Call Option
2	Expiration: January 2012,
	Exercise Price: $41.00	165
10	Expiration: January 2012,
	Exercise Price: $38.00	3,700
9	Expiration: January 2012,
	Exercise Price: $39.00	2,475
16	Expiration: January 2012,
	Exercise Price: $40.00	3,760
20	Expiration: January 2012,
	Exercise Price: $41.00	2,750
14	Expiration: January 2012,
	Exercise Price: $42.00	1,470
7	Expiration: January 2012,
	Exercise Price: $43.00	333
10	Expiration: January 2012,
	Exercise Price: $44.00	300
2	Expiration: January 2012,
	Exercise Price: $45.00	30
2	Expiration: January 2012,
	Exercise Price: $46.00	20
3	Expiration: February 2012,
	Exercise Price: $43.00	510
	Novellus Systems, Inc. Put Option
19	Expiration: January 2012,
	Exercise Price: $37.00	238
14	Expiration: January 2012,
	Exercise Price: $38.00	350
	Pharmasset, Inc. Call Option
4	Expiration: January 2012,
	Exercise Price: $130.00	2,320
45	Expiration: January 2012,
	Exercise Price: $135.00	7,650
15	Expiration: January 2012,
	Exercise Price: $140.00	75
33	Expiration: February 2012,
	Exercise Price: $130.00	20,460
3	Expiration: February 2012,
	Exercise Price: $135.00	555
	Pharmasset, Inc. Put Option
2	Expiration: January 2012,
	Exercise Price: $80.00	620
	Quadra FNX Mining Ltd. Call Option
30	Expiration: January 2012,
	Exercise Price: $16.00(b)	590
	SonoSite, Inc. Call Option
4	Expiration: March 2012,
	Exercise Price: $55.00	60
5	Expiration: June 2012,
	Exercise Price: $55.00	50
	SuccessFactors, Inc. Call Option
34	Expiration: January 2012,
	Exercise Price: $40.00	170
28	Expiration: February 2012,
	Exercise Price: $40.00	140
81	Expiration: March 2012,
	Exercise Price: $40.00	405

Schedule of Options Written 69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at December 31, 2011

Contracts		Value
COMMON STOCK (CONTINUED)
	Synovis Life Technologies, Inc. Call Option
13	Expiration: January 2012,
	Exercise Price: $30.00	$98
6	Expiration: February 2012,
	Exercise Price: $30.00	90
	Transatlantic Holdings, Inc. Call Option
29	Expiration: January 2012,
	Exercise Price: $55.00	1,160
	United Rentals, Inc. Call Option
2	Expiration: January 2012,
	Exercise Price: $26.00	800
4	Expiration: January 2012,
	Exercise Price: $27.00	1,280
1	Expiration: January 2012,
	Exercise Price: $31.00	70
1	Expiration: January 2012,
	Exercise Price: $32.00	37

TOTAL COMMON STOCK		84,695

Principal
Amount		Value
CURRENCY
	USD Call / AUD Put Call Option
$1,100,000	Expiration: August 2012,
	Exercise Price: $0.85	$19,313

Total Options Written
(Premiums received $112,620)		$104,008

(b)	Exercise price is denoted in Canadian currency.

The accompanying notes are an integral part of these financial statements.

70 Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/11 to	(07/01/11 to
	(07/01/11)	(12/31/11 )	12/31/11 )	12/31/11 )
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$885.30	$6.04	1.27%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$884.20	$7.22	1.52%
Litman Gregory Masters Equity Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.80	$6.46	1.27%
Litman Gregory Masters Equity Fund – Investor Hypothetical -
(5% return before expenses)	$1,000.00	$1,017.54	$7.73	1.52%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$805.00	$5.05	1.11%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$803.90	$6.18	1.36%
Litman Gregory Masters International Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Litman Gregory Masters International Fund – Investor Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
Litman Gregory Masters Value Fund – Institutional Actual	$1,000.00	$906.20	$6.58	1.37%
Litman Gregory Masters Value Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.30	$6.97	1.37%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$895.30	$7.50	1.57%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,017.29	$7.98	1.57%
Litman Gregory Masters Focused Opportunities Fund – Institutional Actual	$1,000.00	$960.70	$6.72	1.36%
Litman Gregory Masters Focused Opportunities Fund – Institutional Hypothetical -
(5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%

Expense Examples 71

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited) (Continued)

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/11 to	(07/01/11 to
	(07/01/11)	(12/31/11 )	12/31/11 )	12/31/11 )
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual**	$1,000.00	$1,034.10	$3.82	1.49%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual**	$1,000.00	$1,033.90	$4.46	1.74%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical -
(5% return before expenses)***	$1,000.00	$1,021.45	$7.59	1.49%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical -
(5% return before expenses)***	$1,000.00	$1,020.82	$8.86	1.74%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

**Actual expenses are equal to the Alternative Strategies Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (92), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period since inception).

***Hypothetical expenses are equal to the Alternative Strategies Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period commencing July 1, 2011, multiplied by 184/365 to reflect information had the Alternative Strategies Fund been in operation for the entire fiscal half year.

72 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2011

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
ASSETS
Investments in securities at cost	$272,686,882	$1,438,786,689	$77,366,444	$53,632,308	$50,722,390	$104,922,968
Repurchase Agreements at cost	15,225,000	134,456,000	—	—	—	53,750,000
Total Investments at cost	$287,911,882	$1,573,242,689	$77,366,444	$53,632,308	$50,722,390	$158,672,968
Investments in securities at value	$292,187,146	$1,338,256,760	$83,299,247	$64,748,036	$55,795,947	$107,657,165
Repurchase agreements at value	15,225,000	134,456,000	—	—	—	53,750,000
Total investments at value	307,412,146	1,472,712,760	83,299,247	64,748,036	55,795,947	161,407,165
Cash	115,400	2,827	2,467,595	5,620,241	729,092	8,634
Cash, denominated in foreign currency (cost of $11, $1,205,455, $—, $—, $— and $ 637,084, respectively)	11	1,205,456	—	—	—	637,159
Deposit at Broker for securities sold short and options (see Note 2)	—	—	—	—	—	5,743,111
Receivables:
Securities sold	1,231,014	10,314,140	—	1,291,610	—	1,549,749
Dividends and interest	324,038	450,562	210,950	8,201	196,817	633,957
Fund shares sold	902,883	1,904,233	249,545	22,497	47,900	8,239,779
Foreign tax reclaim	15,924	1,080,664	27,118	—	23,339	549
Variation Margin	—	—	—	—	—	1,920
Swap Premiums	—	—	—	—	—	8,885
Unrealized gain on forward exchange contracts	—	11,728,830	359,976	—	308,096	44,232
Unrealized gain on swaps	—	—	—	—	—	10,585
Prepaid expenses	19,779	59,289	8,642	10,911	8,093	—
Total assets	310,021,195	1,499,458,761	86,623,073	71,701,496	57,109,284	178,285,725
LIABILITIES
Written options (premiums received, $—, $ —, $—, $—, $—, and $112,620 respectively)	—	—	—	—	—	104,008
Securities sold short (proceeds, $—, $ —, $—, $—, $—, and $5,700,476 respectively)	—	—	—	—	—	5,906,938
Payables:
Advisory fees	283,092	1,165,306	79,719	67,976	48,659	150,144
Securities purchased	2,534,315	34,678,436		960,949	—	2,469,079
Fund shares redeemed	299,289	45,481,189	15,313	44,076	23,503	8
Foreign taxes withheld	2,342	43,958	—	—	1,126	1,676
Unfunded Loan Commitment	—	—	—	—	—	16,300
Short Dividend	—	—	—	—	—	840
Interest on swaps	—	—	—	—	—	5,293
Swap Premiums Received	—	—	—	—	—	277,574
Unrealized loss on forward exchange contracts	—	3,268,455	34,411	—	38,763	127,015
Unrealized loss on swaps	—	—	—	—	—	7,218
Accrued other expenses	81,539	410,754	45,694	50,160	36,031	9,302
Total liabilities	3,200,577	85,048,098	175,137	1,123,161	148,082	9,075,395
NET ASSETS	$306,820,618	$1,414,410,663	$86,447,936	$70,578,335	$56,961,202	$169,210,330

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities 73

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2011 – (Continued)

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
Institutional Class:
Net Assets	$306,501,320	1,173,635,636	86,447,936	70,578,335	56,961,202	152,037,387
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	24,667,893	93,302,343	7,399,600	5,468,972	5,715,077	14,731,085
Net asset value, offering and redemption price per share	$12.43	$12.58	$11.68	$12.91	$9.97	10.32
Investor Class:
Net Assets	$319,298	240,775,027	—	—	—	17,172,943
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	25,818	19,220,856	—	—	—	1,663,980
Net asset value, offering and redemption price per share	$12.37	$12.53	—	—	—	10.32
COMPONENTS OF NET ASSETS
Paid in capital	$307,453,205	$1,880,759,091	$117,514,018	$123,271,881	$75,214,481	166,502,351
Undistributed net investment income (loss)	(140)	(1,794,817)	338,062	—	315,669	216,150
Accumulated net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	(20,130,578)	(372,426,911)	(37,657,750)	(63,809,274)	(23,905,850)	32,667
Net unrealized appreciation\depreciation on: Investments	19,500,264	(100,529,929)	5,932,803	11,115,728	5,073,557	2,734,197
Foreign currency translations	(2,133)	8,403,229	320,803	—	263,345	(82,773)
Short Sales	—	—	—	—	—	(206,462)
Written Options	—	—	—	—	—	8,612
Futures	—	—	—	—	—	2,221
Swaps	—	—	—	—	—	3,367
Net assets	$306,820,618	$1,414,410,663	$86,447,936	$70,578,335	$56,961,202	169,210,330

The accompanying notes are an integral part of these financial statements.

74 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2011

				Smaller	Focused	Alternative
		International		Companies	Opportunities	Strategies*
	Equity Fund	Fund	Value Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $111,000, $3,361,289, $70,382, $907, $ 41,232, and $3,058 respectively)	$3,375,096	$31,531,069	$1,941,047	$375,365	$1,296,501	$116,995
Interest	769	2,406	—	64	—	711,678
Total income	3,375,865	31,533,475	1,941,047	375,429	1,296,501	828,673
Expenses
Advisory fees	3,721,587	18,167,965	1,079,695	898,198	700,350	371,257
Transfer agent fees	153,050	1,023,761	48,515	65,525	11,654	9,996
Fund accounting fees	88,065	86,856	65,961	72,178	59,200	—
Administration fees	79,659	379,949	20,902	16,241	13,660	7,716
Professional fees	61,492	172,520	42,913	41,958	41,048	76,133
Trustee fees	54,613	128,367	42,079	40,691	41,139	6,500
Custody fees	54,288	1,306,259	19,418	30,326	17,750	—
Reports to shareholders	37,018	151,029	13,458	17,271	4,044	20,001
Registration expense	23,740	30,613	14,360	17,947	14,454	11,316
Insurance expense	13,349	66,670	4,185	3,241	2,646	—
Interest & Dividend Expense	—	—	—	—	—	31,591
Chief compliance officer fees	8,642	8,642	8,642	8,642	8,642	8,642
Miscellaneous	22,226	94,096	5,726	4,691	4,535	9,614
Distribution Fees for Investor Class (See Note 9)	444	649,405	—	—	—	2,926
Total expenses	4,318,173	22,266,132	1,365,854	1,216,909	919,122	555,692
Less: fees waived (see Note 3)	(64,137)	(2,540,663)	(25,358)	(3,443)	(64,793)	(126,055)
Less: expenses paid indirectly (see Note 3)	(5,011)	(1,660)	(1,457)	(2,583)	(1,395)	—
Net expenses	4,249,025	19,723,809	1,339,039	1,210,883	852,934	429,637
Net investment income (loss)	(873,160)	11,809,666	602,008	(835,454)	443,567	399,036
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on: Investments	23,245,784	3,299,183	1,559,549	7,697,808	6,677,009	305,536
Foreign currency transactions	(61,396)	(15,085,821)	(135,638)	77	(38,384)	22,995
Options	—	—	—	—	—	5,139
Futures	—	—	—	—	—	(174,776)
Swap contracts	—	—	—	—	—	3,303
Net realized gain (loss)	23,184,388	(11,786,638)	1,423,911	7,697,885	6,638,625	162,197
Net change in unrealized appreciation/depreciation on:
Investments	(35,283,182)	(310,333,191)	(821,785)	(5,805,418)	(4,871,718)	2,734,197
Foreign currency transactions (see Note 7)	(2,231)	11,863,842	193,923	(28)	175,333	(82,773)
Short Sales	—	—	—	—	—	(206,462)
Options	—	—	—	—	—	8,612
Futures	—	—	—	—	—	2,221
Swap contracts	—	—	—	—	—	3,367
Net change in unrealized appreciation/depreciation:	(35,285,413)	(298,469,349)	(627,862)	(5,805,446)	(4,696,385)	2,459,162
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	(12,101,025)	(310,255,987)	796,049	1,892,439	1,942,240	2,621,359
Net increase/decrease in net assets resulting from operations	$(12,974,185)	$(298,446,321)	$1,398,057	$1,056,985	$2,385,807	3,020,395

* Commenced operations on September 30, 2011

The accompanying notes are an integral part of these financial statements.

Statements of Operations 75

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(873,160)	$(953,636)	$11,809,666	$6,902,944
Net realized gain on investments and foreign currency	23,184,388	42,260,794	(11,786,638)	91,515,835
Net change in unrealized appreciation/depreciation on investments and foreign currency	(35,285,413)	15,800,868	(298,469,349)	129,986,284
Net increase (decrease) in net assets resulting from operations	(12,974,185)	57,108,026	(298,446,321)	228,405,063
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(2,539,189)	(6,635,213)
Investor Class	—	—	(496,125)	(665,549)
From net realized gain
Institutional Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions	—	—	(3,035,314)	(7,300,762)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	35,449,730	29,282,064	315,144,118	332,476,081
Investor Class	378,831	133,642	46,177,887	290,293,342
Reinvested distributions
Institutional Class	—	—	1,849,554	4,851,795
Investor Class	—	—	496,081	665,477
Redemption fee proceeds
Institutional Class	12,351	5,380	146,726	174,894
Investor Class	—	39	177	13
Payment for shares redeemed
Institutional Class	(61,667,771)	(56,939,317)	(338,480,240)	(321,121,530)
Investor Class	(202,325)	(16,633)	(1,578,054)	(229,589,876)
Net increase (decrease) in net assets from capital share transactions	(26,029,184)	(27,534,825)	23,756,249	77,750,196
Total increase (decrease) in net assets	(39,003,369)	29,573,201	(277,725,386)	298,854,497
NET ASSETS
Beginning of year	345,823,987	316,250,786	1,692,136,049	1,393,281,552
End of year	$306,820,618	$345,823,987	$1,414,410,663	$1,692,136,049
Undistributed net investment income (loss)	$(140)	$(480)	$(1,794,817)	$(468,593)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	2,753,642	2,597,186	21,304,343	24,992,635
Reinvested distributions	—	—	149,038	323,237
Redeemed	(4,743,009)	(5,012,294)	(24,410,486)	(24,138,851)
Net decrease from capital share transactions	(1,989,367)	(2,415,108)	(2,957,105)	1,177,021
Investor Class:
Sold	29,882	11,996	3,112,631	20,604,780
Reinvested distributions	—	—	40,136	44,395
Redeemed	(15,008)	(1,467)	(111,081)	(16,144,157)
Net increase from capital share transactions	14,874	10,529	3,041,686	4,505,018

The accompanying notes are an integral part of these financial statements.

76 Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Value Fund		Smaller Companies Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$602,008	$567,555	$(835,454)	$(519,833)
Net realized gain on investments and foreign currency	1,423,911	12,460,787	7,697,885	8,130,986
Net change in unrealized appreciation/depreciation on investments and foreign currency	(627,862)	(1,939,493)	(5,805,446)	8,769,820
Net increase in net assets resulting from operations	1,398,057	11,088,849	1,056,985	16,380,973
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(531,433)	(610,442)	—	—
From net realized gain
Institutional Class	—	—	—	—
Total distributions	(531,433)	(610,442)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	8,668,433	7,567,642	4,184,137	7,848,304
Reinvested distributions
Institutional Class	522,663	601,916	—	—
Redemption fee proceeds
Institutional Class	1,453	994	1,075	2,519
Payment for shares redeemed
Institutional Class	(25,666,956)	(26,477,006)	(19,773,574)	(24,760,552)
Net decrease in net assets from capital share transactions	(16,474,407)	(18,306,454)	(15,588,362)	(16,909,729)
Total decrease in net assets	(15,607,783)	(7,828,047)	(14,531,377)	(528,756)
NET ASSETS
Beginning of year	102,055,719	109,883,766	85,109,712	85,638,468
End of year	$86,447,936	$102,055,719	$70,578,335	$85,109,712
Undistributed net investment income (loss)	$338,062	$403,125	$—	$—
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	723,741	702,738	314,018	689,492
Reinvested distributions	45,096	51,534	—	—
Redeemed	(2,129,019)	(2,433,568)	(1,470,702)	(2,212,178)
Net decrease from capital share transactions	(1,360,182)	(1,679,296)	(1,156,684)	(1,522,686)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 77

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

			Alternative
	Focused Opportunities Fund		Strategies Fund
	Year Ended	Year Ended	September 30, 2011*
	December 31,	December 31,	through
	2011	2010	December 31, 2011
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$443,567	$423,997	$399,036
Net realized gain on investments, options, foreign currency transaction, futures and swap contracts	6,638,625	3,477,544	162,197
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions, short sales, options, futures and swap contracts	(4,696,385)	5,018,557	2,459,162
Net increase in net assets resulting from operations	2,385,807	8,920,098	3,020,395
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(281,808)	(472,865)	(286,028)
Investor Class	—	—	(23,959)
From net realized gain
Institutional Class	—	—	(2,222)
Investor Class	—	—	(207)
Total distributions	(281,808)	(472,865)	(312,416)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	9,103,740	5,896,212	149,658,590
Investor Class	—	—	17,228,192
Reinvested distributions
Institutional Class	279,358	472,402	288,045
Investor Class	—	—	24,166
Redemption fee proceeds
Institutional Class	1,438	582	1,835
Investor Class	—	—	280
Payment for shares redeemed
Institutional Class	(19,991,023)	(13,527,706)	(532,606)
Investor Class	—	—	(166,151)
Net increase (decrease) in net assets from capital share transactions	(10,606,487)	(7,158,510)	166,502,351
Total increase (decrease) in net assets	(8,502,488)	1,288,723	169,210,330
NET ASSETS
Beginning of period	65,463,690	64,174,967	—
End of period	$56,961,202	$65,463,690	$169,210,330
Undistributed net investment income	$315,669	$192,294	$216,150
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	924,369	687,408	14,754,904
Reinvested distributions	28,275	48,701	27,966
Redeemed	(2,010,137)	(1,549,024)	(51,785)
Net increase (decrease) from capital share transactions	(1,057,493)	(812,915)	14,731,085
Investor Class:
Sold	—	—	1,677,961
Reinvested distributions	—	—	2,346
Redeemed	—	—	(16,327)
Net increase from capital share transactions	—	—	1,663,980

* Commenced operations on September 30, 2011

The accompanying notes are an integral part of these financial statements.

78 Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.97	$10.88	$7.54	$15.17	$15.69

Income from investment operations:
Net investment loss	(0.04)	(0.03)	(0.04)	(0.01)	(0.03)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.50)	2.12	3.38	(7.03)	0.78

Total income (loss) from investment operations	(0.54)	2.09	3.34	(7.04)	0.75

Less distributions:
From net investment income	—	—	—	(0.01)	—

From net realized gain	—	—	—	(0.58)	(1.27)

Total distributions	—	—	—	(0.59)	(1.27)

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$12.43	$12.97	$10.88	$7.54	$15.17

Total return	(4.16)%	19.21%	44.30%	(46.76)%	4.57%

Ratios/supplemental data:
Net assets, end of year (millions)	$306.5	$345.7	$316.2	$256.6	$708.7

Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.28%	1.29%	1.34%	1.25%	1.21%

After fees waived and expenses paid indirectly	1.26%	1.27%	1.33%	1.24%	1.20%

Ratio of net investment loss to average net assets:	(0.26)%	(0.30)%	(0.39)%	(0.04)%	(0.20)%

Portfolio turnover rate	71.42%[1]	77.22%[1]	87.83%[1]	101.71%	35.19%

^Amount represents less than $0.01 per share.

1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 79

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$15.05	$13.05	$9.47	$18.68	$18.74

Income from investment operations:
Net investment income	0.11	0.07	0.06	0.32	0.20
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(2.55)	2.00	3.59	(8.77)	3.81

Total income (loss) from investment operations	(2.44)	2.07	3.65	(8.45)	4.01

Less distributions:
From net investment income	(0.03)	(0.07)	(0.07)	(0.39)	(0.20)
From net realized gain	––	––	––	(0.37)	(3.87)

Total distributions	(0.03)	(0.07)	(0.07)	(0.76)	(4.07)

Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^

Net asset value, end of year	$12.58	$15.05	$13.05	$9.47	$18.68

Total return	(16.24)%	15.86%	38.54%	(45.47)%	20.75%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,173.6	$1,449.0	$1,241.0	$893.9	$2,071.0
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.26%	1.28%	1.27%	1.22%	1.19%
After fees waived and expenses paid indirectly	1.11%	1.14%	1.15%	1.07%	1.03%

Ratio of net investment income to average net assets:	0.73%	0.51%	0.53%	2.19%	0.88%
Portfolio turnover rate	127.07%[1]	98.74%[1]	104.05%[1]	113.63%	92.66%

^Amount represents less than $0.01 per share.

1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

80 Litman Gregory Funds Trust

Litman Gregory Masters Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.65	$10.53	$7.35	$15.09	$16.34

Income from investment operations:
Net investment income	0.09	0.06	–– ^	0.06	0.08
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.01	1.13	3.24	(7.17)	(0.42)

Total income (loss) from investment operations	0.10	1.19	3.24	(7.11)	(0.34)

Less distributions:
From net investment income	(0.07)	(0.07)	(0.06)	(0.14)	––
From net realized gain	––	––	––	(0.49)	(0.91)

Total distributions	(0.07)	(0.07)	(0.06)	(0.63)	(0.91)

Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^

Net asset value, end of year	$11.68	$11.65	$10.53	$7.35	$15.09

Total return	0.88%	11.30%	44.04%	(47.35)%	(2.34)%
Ratios/supplemental data:
Net assets, end of year (millions)	$86.5	$102.1	$109.9	$90.5	$342.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.39%	1.40%	1.45%	1.29%	1.23%
After fees waived and expenses paid indirectly	1.36%	1.37%	1.42%	1.27%	1.21%

Ratio of net investment income (loss) to average net assets:	0.61%	0.54%	(0.02)%	0.54%	0.45%

Portfolio turnover rate	18.59%	41.67%	48.20%	38.76%	24.42%

^Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 81

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.85	$10.51	$6.98	$13.36	$14.86

Income from investment operations:
Net investment loss	(0.15)	(0.08)	(0.07)	(0.02)	(0.06)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	0.21	2.42	3.60	(5.96)	0.35

Total income (loss) from investment operations	0.06	2.34	3.53	(5.98)	0.29

Less distributions:
From net realized gain	––	––	––	(0.40)	(1.79)

Total distributions	––	––	––	(0.40)	(1.79)

Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^

Net asset value, end of year	$12.91	$12.85	$10.51	$6.98	$13.36

Total return	0.47%	22.26%	50.57%	(44.81)%	1.64%

Ratios/supplemental data:
Net assets, end of year (millions)	$70.6	$85.1	$85.6	$89.4	$245.1
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.54%	1.56%	1.63%	1.39%	1.32%
After fees waived and expenses paid indirectly	1.54%*	1.55%	1.62%	1.39%	1.31%

Ratio of net investment loss to average net assets:	(1.06)%	(0.62)%	(0.73)%	(0.15)%	(0.40)%

Portfolio turnover rate	125.18%	113.76%	131.36%	142.21%	130.65%

^ Amount represents less than $0.01 per share.

* Percentage impact rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

82 Litman Gregory Funds Trust

Litman Gregory Masters Focused Opportunities Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.67	$8.46	$5.69	$11.48	$11.02

Income from investment operations:
Net investment income	0.08	0.06	0.01	0.01	0.09
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.27	1.22	2.79	(5.66)	0.77

Total income (loss) from investment operations	0.35	1.28	2.80	(5.65)	0.86

Less distributions:
From net investment income	(0.05)	(0.07)	(0.03)	(0.08)	––
From net realized gain	––	––	––	(0.06)	(0.40)

Total distributions	(0.05)	(0.07)	(0.03)	(0.14)	(0.40)

Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^

Net asset value, end of year	$9.97	$9.67	$8.46	$5.69	$11.48

Total return	3.62%	15.13%	49.28%	(49.34)%	7.73%

Ratios/supplemental data:
Net assets, end of year (millions)	$57.0	$65.5	$64.2	$51.2	$117.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.44%	1.45%	1.50%	1.36%	1.34%
After fees waived and expenses paid indirectly	1.34%	1.35%	1.40%	1.28%	1.26%

Ratio of net investment income to average net assets:	0.70%	0.67%	0.19%	0.28%	0.72%

Portfolio turnover rate	33.11%	45.47%	62.70%	72.09%	45.66%

^Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 83

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	September 30, 2011**
	through
	December 31, 2011
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized gain and net change in
unrealized appreciation on
investments, foreign currency,
short sales, options, futures
and swap contracts	0.31

Total income from investment operations	0.34

Less distributions:
From net investment income	(0.02)
From net realized gain	––	^

Total distributions	(0.02)

Redemption fee proceeds	––

Net asset value, end of period	$10.32

Total return	3.41	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$152.0
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	2.08	%*[2,3]
After fees waived and expenses paid indirectly	1.61	%*[3]

Ratio of net investment income to average net assets:	1.51	%*[3]

Portfolio turnover rate	34.19	%+[1]

* Annualized.

+Not annualized.

**Commenced operations on September 30, 2011.

^ Amount represents less than $0.01 per share.

1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

2 Does not include the impact of approximately $85,414 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.41%.

3 Includes Interest & Dividend expense of 0.12% of average net assets.

The accompanying notes are an integral part of these financial statements.

84 Litman Gregory Funds Trust

Litman Gregory Masters Funds – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

											Alternative
											Strategies
		Equity Fund					International Fund				Fund
											September 30,
	Year	Year		Period		Year	Year		Period		2011**
	Ended	Ended		Ended**		Ended	Ended		Ended**		through
	December 31,	December 31,		December 31,		December 31,	December 31,		December 31,		December 31,
	2011	2010		2009		2011	2010		2009		2011
Net asset value, beginning of year	$12.94	$10.87		$8.32		$15.03	$13.04		$9.85		$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)		(0.03)		0.07	0.04		––		0.02
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.55)	2.10		2.58		(2.54)	1.99		3.25		0.32

Total income from investment operations	(0.57)	2.07		2.55		(2.47)	2.03		3.25		0.34

Less distributions:
From net investment income	––	––		––		(0.03)	(0.04)		(0.06)		(0.02)
From net realized gain	––	––		––		––	––		––		––	^

Total distributions	––	––		––		(0.03)	(0.04)		(0.06)		(0.02)

Redemption fee proceeds	––	––	^	––		–– ^	––	^	––		––

Net asset value, end of period	$12.37	$12.94		$10.87		$12.53	$15.03		$13.04		$10.32

Total return	(4.40)%	19.04%		30.65	%+	(16.46)%	15.58%		32.97	%+	3.39	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$319.3	$141.6		$4.5		$240,775.0	$243,160.7		$152,252.8		$17,172.9
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.53%	1.54%		1.57	%*	1.51%	1.53%		1.51	%*	2.33	%*[2,3]
After fees waived and expenses paid indirectly	1.51%	1.52%		1.56	%*	1.36%	1.39%		1.39	%*	1.86	%*[3]

Ratio of net investment income (loss) to average net assets:	(0.46)%	(0.51)%		(0.70	)%*	0.46%	0.22%		(0.10	)%*	1.41	%*[3]

Portfolio turnover rate	71.42%[1]	77.22	%¹	87.83	%+¹	127.07%	98.74	%¹	104.05	%+¹	34.19	%+¹

* Annualized.

+Not annualized.

**Equity and International funds commenced operations on April 30, 2009.

**Alternative Strategies fund commenced operations on September 30, 2011.

^ Amount represents less than $0.01 per share.

¹ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

2 Does not include the impact of approximately $85,414 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.66%.

3 Includes Interest & Dividend expense of 0.12% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 85

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of five separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

Litman Gregory Masters International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

Litman Gregory Masters Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). Both classes commenced operations on September 30, 2011.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. At December 31, 2011 fair value factors were not used to price any of the securities within the portfolio.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

86 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments.

The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets. The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

B.	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2011, there were restricted securities held in the Smaller Companies Fund and Alternative Strategies Fund. The value of these securities were $809,100 or 1.1% in the Smaller Companies and $11,169,753 or 6.6% in the Alternative Strategies Fund, respectively of the Fund’s net assets. The Advisor has deemed all restricted securities liquid, except one security in the Alternative Strategies Fund, which was valued at $299,653 or 0.2% of net assets. The acquisition date was 11/21/2011 and the cost was $300,000.

D.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

Notes to Financial Statements 87

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NOTES TO FINANCIAL STATEMENTS – (Continued)

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

88 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

F.	Financial futures contracts. The company invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the company intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the company is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the company each day, depending on the daily fluctuations in the fair value of the underlying security. The company recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the company may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

G.	Short sales. The company may sell a security it does not own in anticipation of a decline in the fair value of that security. When the company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H.	Credit default swaps. The company may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the statement of operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

I.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2011, and has determined that no provision for income tax is required in the Fund’s financial statements. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

J.	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

K.	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

L.	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

Notes to Financial Statements 89

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

M.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

N.	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

O.	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates.

P.	Restricted Cash. At December 31, 2011, the fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statement of Assets and Liabilities. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million
Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Alternative Strategies Fund	1.40% on the first $2 billion and
1.30% on assets between $2 and $3 billion
1.25% on assets between $3 and $4 billion
1.20% on assets in excess of $4 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2013 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2011, the amount waived, contractual and voluntary, was $64,137, $2,540,663, $25,358, $3,443, $64,793 and $126,055 for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through September 30, 2012, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 1.49%. Certain service providers agreed to reduce all or a portion of their fees in the Alternative Strategies Fund for the first six months of operations. For the period ended December 31, 2011, these waived fees totaled $85,414.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $51,850 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2011.

During the year ended December 31, 2011, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $76,250.

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2011, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$230,768,828	$250,766,928
International Fund	$2,101,616,249	$2,037,593,059
Value Fund	$17,689,763	$33,728,515
Smaller Companies Fund	$91,699,059	$109,476,871
Focused Opportunities Fund	$20,097,972	$29,276,492
Alternative Strategies Fund	$134,781,328	$27,819,127

Note 5 – Fair Value of Financial Instruments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of December 31, 2011. These assets are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$281,474,818	$—	$—	$281,474,818
Depository Receipts	$10,712,328	$—	$—	$10,712,328
Total Equity	$292,187,146	$—	$—	$292,187,146
Short-Term Investments	$—	$15,225,000	$—	$15,225,000
Total Investments in Securities	$292,187,146	$15,225,000	$—	$307,412,146
Other Financial instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

International Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$111,203,575	$1,109,555,029	$—	$1,220,758,604
Depository Receipts	$60,484,143	$42,797,777	$—	$103,281,920
Real Estate Investment Trust	$—	$14,216,236	$—	$14,216,236
Total Equity	$171,687,718	$1,166,569,042	$—	$1,338,256,760
Short-Term Investments	$—	$134,456,000	$—	$134,456,000
Total Investments in Securities	$171,687,718	$1,301,025,042	$—	$1,472,712,760
Other Financial instruments*	$8,460,375	$—	$—	$8,460,375

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

92 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Value Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$80,295,111	$—	$—	$80,295,111
Depository Receipts	$3,004,136	$—	$—	$3,004,136
Total Equity	$83,299,247	$—	$—	$83,299,247
Total Investments in Securities	$83,299,247	$—	$—	$83,299,247
Other Financial instruments*	$325,565	$—	$—	$325,565

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Smaller Companies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$63,619,880	$809,100	$—	$64,428,980
Depository Receipts	$319,056	$—	$—	$319,056
Total Equity	$63,938,936	$809,100	$—	$64,748,036
Total Investments in Securities	$63,938,936	$809,100	$—	$64,748,036
Other Financial instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Focused Opportunities Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stock	$55,795,947	$—	$—	$55,795,947
Total Equity	$55,795,947	$—	$—	$55,795,947
Total Investments in Securities	$55,795,947	$—	$—	$55,795,947
Other Financial instruments*	$269,333	$—	$—	$269,333

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Notes to Financial Statements 93

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs		Total
Equity
Common Stock	$39,812,644	$—	$463,707	(1)	$40,276,351
Depository Receipts	$1,625,065	$—	$—		$1,625,065
Preferred Stock	$737,667	$—	$—		$737,667
Real Estate Investment Trust	$86,501	$—	$—		$86,501
Total Equity	$42,261,877	$—	$463,707	**	$42,725,584
Short-Term Investments
Government Issues	$—	$799,958	$—		$799,958
Repurchase Agreements	$—	$53,750,000	$—		$53,750,000
Total Short-Term Investments	$—	$54,549,958	$—		$54,549,958
Fixed Income
Asset Backed Securities	$—	$2,886,877	$299,653	(2)	$3,186,530
Bank Loan	$—	$1,778,938	$—		$1,778,938
Convertible Bonds	$—	$1,085,766	$337,749	(2)	$1,423,515
Corporate Bonds	$—	$13,001,973	$—		$13,001,973
Government Securities & Agency Issues	$—	$2,175,460	$—		$2,175,460
Mortgage Backed Securities	$—	$38,151,595	$4,325,587	(2)	$42,477,182
Total Fixed Income	$—	$59,080,609	$4,962,989	**	$64,043,598
Purchased Options	$34,592	$53,433	$—		$88,025
Total Investments in Securities	$42,296,469	$113,684,000	$5,426,696	**	$161,407,165
Other Financial instruments*
Forwards & Spot Contracts	$(82,783)	$—	$—		$(82,783)
Futures	$2,221	$—	$—		$2,221
Short Sales	$(5,906,938)	$—	$—		$(5,906,938)
Swaps - Total Return	$—	$(633)	$—		$(633)
Swaps - Credit Default	$—	$(273,574)	$—		$(273,574)
Written Options	$(84,046)	$(19,962)	$—		$(104,008)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	This security was not priced by the pricing service. The Advisor valued the security based upon information provided by the company regarding a pending merger and conversion value of shares.

(2)	These securities were originally priced by the Fund’s primary pricing service; however, the Advisor/Sub-Advisor do not believe the prices provided by the original pricing service accurately reflect the current fair value of these securities. The Advisor/Sub-Advisor have used a secondary pricing source.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized		Transfers	Balance as of
	September 30,		Gain		appreciation		into	December 31,
Description	2011	Purchase	(Loss)	Amortization	(depreciation)	Sales	Level 3	2011
Equity
Common Stock	$—	$442,202	$—	$—	$21,505	$—	$—	$463,707
Total Equity	$—	$442,202	$—	$—	$21,505	$—	$—	$463,707
Fixed Income
Asset Backed Securities	$—	$300,000	$448	$32	$(32)	$(795)	$—	$299,653
Convertible Bonds	$—	$338,848	$—	$—	$(1,099)	$—	$—	$337,749
Mortgage Backed Securities	$—	$4,275,211	$(6,063)	$5,496	$50,943	$—	$—	$4,325,587
Total Fixed Income	$—	$4,914,059	$(5,615)	$5,528	$49,812	$(795)	$—	$4,962,989
Total Investments in Securities	$—	$5,356,261	$(5,615)	$5,528	$71,317	$(795)	$—	$5,426,696

* The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

94 Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Income Taxes and Distributions to Shareholders

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

As of December 31, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

					Focused	Alternative
	Equity	International	Value	Smaller Co	Opportunities	Strategies
	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	291,917,571	1,600,568,922	77,772,486	54,538,948	50,752,402	158,830,695
Gross Tax Unrealized Appreciation	61,215,664	100,500,675	19,170,465	14,154,461	11,740,682	3,510,913
Gross Tax Unrealized Depreciation	(45,721,089)	(228,356,837)	(13,643,704)	(3,945,373)	(6,697,137)	(934,443)
Net Tax unrealized appreciation (depreciation) on investments	15,494,575	(127,856,162)	5,526,761	10,209,088	5,043,545	2,576,470
Net Tax unrealized appreciation (depreciation) on forward contracts, foreign currency, swaps, & futures	(2,133)	(55,684)	(4,762)	—	(5,988)	(202,286)
Net Tax unrealized appreciation (depreciation)	15,492,442	(127,911,846)	5,521,999	10,209,088	5,037,557	2,374,184
Undistributed ordinary Income	—	6,734,244	663,627	—	585,002	439,198
Capital Loss Carry Forward	(16,124,889)	(256,590,101)	(37,251,708)	(62,247,585)	(23,875,838)	—
Post-October Currency Losses	(140)	—	—	—	—	—
Post-October Capital Losses	—	(88,580,725)	—	(655,049)	—	(72,775)
Other Accumulated Losses	—	—	—	—	—	(32,628)
Total accumulated gain/(loss)	(632,587)	(466,348,428)	(31,066,082)	(52,693,546)	(18,253,279)	2,707,979

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2011, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized
Equity Fund	22,755,216
International Fund	102,448,231
Value Fund	1,599,848
Smaller Companies Fund	8,031,111
Focused Opportunities Fund	65,082,383
Alternative Strategies Fund	N/A

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires
Equity Fund	—	12/31/16	16,124,889	12/31/17
International Fund	33,453,061	12/31/16	223,137,040	12/31/17
Value Fund	18,717,996	12/31/16	18,533,711	12/31/17
Smaller Companies Fund	31,605,281	12/31/16	30,642,304	12/31/17
Focused Opportunities Fund	—	12/31/16	23,875,837	12/31/17
Alternative Strategies Fund	—	12/31/16	—	12/31/17

Notes to Financial Statements 95

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2011, the following table shows the reclassifications made:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income/(Loss)	Realized Gain/(Loss)	Capital
Equity Fund	873,500	61,396	(934,896)
International Fund	(10,100,576)	10,100,578	(2)
Value Fund	(135,638)	135,638	—
Smaller Companies Fund	835,454	(78)	(835,376)
Focused Opportunities Fund	(38,384)	38,384	—
Alternative Strategies Fund	127,101	(127,101)	—

The permanent differences primarily relate to Paydown adjustments.

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2011 and 2010 were as follows:

	2011		2010
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
Equity Fund	$—	$—	$—	$—
International Fund	$3,035,314	$—	$7,300,762	$—
Value Fund	$531,433	$—	$610,442	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$281,808	$—	$472,865	$—
Alternative Strategies Fund	$312,416	$—	$—	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2011.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and PFIC adjustments.

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

96 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2011, the Funds had the following forward contracts outstanding:

Litman Gregory Masters International Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2011	Delivering	December 31, 2011	Appreciation	Depreciation
1/3/2012	1,410,648	U.S. Dollar	$1,829,822	Euro Currency	$1,829,188	$634	$—
1/3/2012	85,336	U.S. Dollar	132,573	Pound Sterling	131,690	883	—
1/3/2012	10,191,637	U.S. Dollar	1,312,205	Hong Kong Dollar	1,311,378	827	—
1/3/2012	517,580	Swedish Krona	74,919	U.S. Dollar	75,276	—	(357)
1/4/2012	2,616,938	U.S. Dollar	4,065,545	Pound Sterling	4,030,574	34,971	—
1/4/2012	784,259	Pound Sterling	1,206,340	U.S. Dollar	1,218,386	—	(12,046)
1/5/2012	2,091,265	U.S. Dollar	2,143,546	Australian Dollar	2,144,989	—	(1,443)
1/6/2012	309,594,419	U.S. Dollar	4,021,229	Japanese Yen	4,023,366	—	(2,137)
2/1/2012	5,264,200	U.S. Dollar	6,829,483	Euro Currency	7,477,112	—	(647,629)
2/1/2012	3,187,100	U.S. Dollar	4,134,768	Euro Currency	4,228,772	—	(94,004)
2/1/2012	33,055,600	Euro Currency	47,046,383	U.S. Dollar	42,884,515	4,161,868	—
3/21/2012	2,580,000	U.S. Dollar	3,348,879	Euro Currency	3,429,001	—	(80,122)
3/21/2012	3,490,000	U.S. Dollar	4,530,073	Euro Currency	4,667,701	—	(137,628)
3/21/2012	11,300,000	Euro Currency	16,134,185	U.S. Dollar	14,667,570	1,466,615	—
3/21/2012	3,230,000	Euro Currency	4,695,063	U.S. Dollar	4,192,589	502,474	—
3/21/2012	2,650,000	U.S. Dollar	2,831,029	Swiss Franc	3,607,897	—	(776,868)
3/21/2012	3,300,000	U.S. Dollar	3,525,433	Swiss Franc	4,409,996	—	(884,563)
3/21/2012	2,820,000	U.S. Dollar	3,012,642	Swiss Franc	3,610,247	—	(597,605)
3/21/2012	1,660,000	U.S. Dollar	1,773,399	Swiss Franc	1,807,452	—	(34,053)
3/21/2012	4,950,000	Swiss Franc	5,711,892	U.S. Dollar	5,288,149	423,743	—
3/21/2012	22,320,000	Swiss Franc	26,546,936	U.S. Dollar	23,844,744	2,702,192	—
3/21/2012	2,710,000	Swiss Franc	3,245,665	U.S. Dollar	2,895,128	350,537	—
3/21/2012	10,300,000	Swiss Franc	12,597,539	U.S. Dollar	11,003,623	1,593,916	—
9/19/2012	860,000,000	U.S. Dollar	11,238,579	Japanese Yen	11,131,245	107,334	—
9/19/2012	555,000,000	U.S. Dollar	7,252,804	Japanese Yen	7,161,290	91,514	—
9/19/2012	610,000,000	Japanese Yen	8,041,023	U.S. Dollar	7,971,550	69,473	—
9/19/2012	820,000,000	Japanese Yen	10,741,842	U.S. Dollar	10,715,855	25,987	—
9/19/2012	3,067,000,000	Japanese Yen	40,275,772	U.S. Dollar	40,079,910	195,862	—
			$238,299,568		$229,839,193	$11,728,830	$(3,268,455)

Litman Gregory Masters Value Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2011	Delivering	December 31, 2011	Appreciation	Depreciation
2/21/2012	78,515	U.S. Dollars	$121,924	Pound Sterling	$122,708	$—	$(784)
2/21/2012	247,124	U.S. Dollars	383,751	Pound Sterling	387,184	—	(3,433)
2/21/2012	3,362,484	Pound Sterling	5,300,653	U.S. Dollars	5,221,500	79,153	—
2/21/2012	85,802	Pound Sterling	134,472	U.S. Dollars	133,240	1,232	—
3/15/2012	217,552	U.S. Dollars	282,366	Euro Currency	288,122	—	(5,756)
3/15/2012	186,255	U.S. Dollars	241,745	Euro Currency	256,766	—	(15,021)
3/15/2012	156,700	U.S. Dollars	203,385	Euro Currency	211,567	—	(8,182)
3/15/2012	276,500	U.S. Dollars	358,876	Euro Currency	360,111	—	(1,235)
3/15/2012	2,825,882	Euro Currency	3,867,559	U.S. Dollars	3,667,778	199,781	—
3/15/2012	230,000	Euro Currency	313,720	U.S. Dollars	298,522	15,198	—
3/15/2012	275,000	Euro Currency	368,954	U.S. Dollars	356,929	12,025	—
3/15/2012	260,000	Euro Currency	369,190	U.S. Dollars	337,460	31,730	—
3/15/2012	314,100	Euro Currency	422,345	U.S. Dollars	407,678	14,667	—
3/15/2012	129,632	Euro Currency	174,442	U.S. Dollars	168,252	6,190	—
			$12,543,382		$12,217,817	$359,976	$(34,411)

Notes to Financial Statements 97

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Litman Gregory Masters Focused Opportunities Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2011	Delivering	December 31, 2011	Appreciation	Depreciation
2/21/2012	68,810	U.S. Dollars	$106,853	Pound Sterling	$107,540	$—	$(687)
2/21/2012	1,825,709	Pound Sterling	2,878,066	U.S. Dollars	2,835,089	42,977	—
2/21/2012	93,300	Pound Sterling	146,223	U.S. Dollars	144,883	1,340	—
3/15/2012	228,700	U.S. Dollars	296,835	Euro Currency	302,886	—	(6,051)
3/15/2012	217,317	U.S. Dollars	282,061	Euro Currency	299,587	—	(17,526)
3/15/2012	253,630	U.S. Dollars	329,192	Euro Currency	342,436	—	(13,244)
3/15/2012	281,000	U.S. Dollars	364,716	Euro Currency	365,971	—	(1,255)
3/15/2012	2,535,961	Euro Currency	3,470,766	U.S. Dollars	3,291,482	179,284	—
3/15/2012	310,000	Euro Currency	422,840	U.S. Dollars	402,356	20,484	—
3/15/2012	284,000	Euro Currency	381,029	U.S. Dollars	368,610	12,419	—
3/15/2012	270,000	Euro Currency	383,389	U.S. Dollars	350,439	32,950	—
3/15/2012	297,200	Euro Currency	399,621	U.S. Dollars	385,743	13,878	—
3/15/2012	99,760	Euro Currency	134,245	U.S. Dollars	129,481	4,764	—
			$9,595,836		$9,326,503	$308,096	$(38,763)

Litman Gregory Masters Alternative Strategies Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2011	Delivering	December 31, 2011	Appreciation	Depreciation
1/3/2012	34,829	U.S. Dollar	$35,700	Australian Dollar	$35,264	$436	$—
1/3/2012	4,048	U.S. Dollar	3,981	Canadian Dollar	3,964	17	—
1/3/2012	283,931	Australian Dollar	291,314	U.S. Dollar	291,030	284	—
1/3/2012	12,719	Hong Kong Dollar	1,636	U.S. Dollar	1,638	—	(2)
1/3/2012	50,927	Hong Kong Dollar	6,556	U.S. Dollar	6,557	—	(1)
1/4/2012	70,157	Canadian Dollar	68,962	U.S. Dollar	68,994	—	(32)
1/5/2012	150,000	Australian Dollar	152,895	U.S. Dollar	153,732	—	(837)
1/5/2012	4,100,000	Mexican Peso	300,289	U.S. Dollar	293,795	6,494	—
1/17/2012	275,000	Canadian Dollar	267,394	U.S. Dollar	270,358	—	(2,964)
1/17/2012	400,000	Canadian Dollar	389,181	U.S. Dollar	393,248	—	(4,067)
1/17/2012	157,000,000	Colombian Peso	81,095	U.S. Dollar	81,122	—	(27)
1/17/2012	4,200,000	U.S. Dollar	300,671	Mexican Peso	299,934	737	—
1/17/2012	4,200,000	Mexican Peso	300,784	U.S. Dollar	300,671	113	—
1/19/2012	560,000	Brazilian Real	295,546	U.S. Dollar	299,171	—	(3,625)
1/23/2012	105,000	Euro Currency	136,658	U.S. Dollar	136,215	443	—
1/27/2012	685,000,000	South Korean Won	591,793	U.S. Dollar	593,666	—	(1,873)
1/30/2012	125,000	Euro Currency	162,773	U.S. Dollar	162,166	607	—
1/31/2012	130,000	Euro Currency	169,540	U.S. Dollar	168,654	886	—
2/3/2012	50,000	Euro Currency	65,241	U.S. Dollar	64,868	373	—
3/15/2012	2,000	U.S. Dollar	2,034	Australian Dollar	1,991	43	—
3/15/2012	2,000	U.S. Dollar	2,034	Australian Dollar	1,969	65	—
3/15/2012	1,760,000	U.S. Dollar	1,789,699	Australian Dollar	1,756,401	33,298	—
3/15/2012	2,808,200	Australian Dollar	2,803,131	U.S. Dollar	2,855,586	—	(52,455)
3/15/2012	6,000	Australian Dollar	5,900	U.S. Dollar	6,101	—	(201)
3/15/2012	450,000	Australian Dollar	443,860	U.S. Dollar	457,593	—	(13,733)
3/15/2012	233,000	Australian Dollar	228,986	U.S. Dollar	236,932	—	(7,946)
3/15/2012	39,000	Australian Dollar	38,921	U.S. Dollar	39,658	—	(737)
3/15/2012	34,000	Australian Dollar	33,949	U.S. Dollar	34,574	—	(625)
3/15/2012	13,000	Australian Dollar	13,068	U.S. Dollar	13,219	—	(151)
3/15/2012	110,000	Australian Dollar	110,795	U.S. Dollar	111,856	—	(1,061)
3/15/2012	5,000	Australian Dollar	5,036	U.S. Dollar	5,084	—	(48)
3/15/2012	70,000	Australian Dollar	70,262	U.S. Dollar	71,181	—	(919)
3/15/2012	34,000	U.S. Dollar	33,384	Canadian Dollar	33,292	92	—
3/15/2012	47,000	Canadian Dollar	45,526	U.S. Dollar	46,148	—	(622)
3/15/2012	1,873,000	Canadian Dollar	1,816,258	U.S. Dollar	1,839,039	—	(22,781)
3/15/2012	17,000	Canadian Dollar	16,340	U.S. Dollar	16,692	—	(352)
3/15/2012	85,000	Canadian Dollar	81,982	U.S. Dollar	83,459	—	(1,477)
3/15/2012	21,000	Canadian Dollar	20,179	U.S. Dollar	20,619	—	(440)
3/15/2012	120,000	Canadian Dollar	115,555	U.S. Dollar	117,824	—	(2,269)
3/15/2012	17,000	Canadian Dollar	16,496	U.S. Dollar	16,692	—	(196)
3/15/2012	200,000	Canadian Dollar	194,186	U.S. Dollar	196,374	—	(2,188)
3/15/2012	25,000	Canadian Dollar	24,445	U.S. Dollar	24,547	—	(102)
3/15/2012	80,000	Canadian Dollar	78,343	U.S. Dollar	78,549	—	(206)
3/15/2012	13,000	U.S. Dollar	1,674	Hong Kong Dollar	1,672	2	—

98 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2011	Delivering	December 31, 2011	Appreciation	Depreciation
3/15/2012	10,000	U.S. Dollar	$1,288	Hong Kong Dollar	$1,286	$2	$—
3/15/2012	8,000	U.S. Dollar	1,030	Hong Kong Dollar	1,029	1	—
3/15/2012	10,000	U.S. Dollar	1,288	Hong Kong Dollar	1,285	3	—
3/15/2012	78,000	U.S. Dollar	10,046	Hong Kong Dollar	10,030	16	—
3/15/2012	8,000	U.S. Dollar	1,030	Hong Kong Dollar	1,030	—	—
3/15/2012	4,837,000	Hong Kong Dollar	622,156	U.S. Dollar	622,950	—	(794)
3/15/2012	560,000	Hong Kong Dollar	71,965	U.S. Dollar	72,121	—	(156)
3/15/2012	1,210,000	Hong Kong Dollar	155,487	U.S. Dollar	155,834	—	(347)
3/15/2012	560,000	Hong Kong Dollar	71,972	U.S. Dollar	72,122	—	(150)
3/15/2012	4,000	Hong Kong Dollar	514	U.S. Dollar	515	—	(1)
3/15/2012	8,000	U.S. Dollar	2,514	Malaysian Ringgit	2,500	14	—
3/15/2012	5,000	U.S. Dollar	1,571	Malaysian Ringgit	1,570	1	—
3/15/2012	36,000	U.S. Dollar	11,313	Malaysian Ringgit	11,398	—	(85)
3/15/2012	33,000	Malaysian Ringgit	10,303	U.S. Dollar	10,370	—	(67)
3/15/2012	850,000	Malaysian Ringgit	265,376	U.S. Dollar	267,110	—	(1,734)
3/15/2012	14,000	U.S. Dollar	2,338	Norwegian Krone	2,358	—	(20)
3/15/2012	259,000	Norwegian Krone	43,469	U.S. Dollar	43,259	210	—
3/15/2012	5,000	Norwegian Krone	845	U.S. Dollar	835	10	—
3/15/2012	113,000	Norwegian Krone	18,935	U.S. Dollar	18,873	62	—
3/15/2012	150,000	Pound Sterling	232,822	U.S. Dollar	232,876	—	(54)
3/15/2012	2,000	Pound Sterling	3,128	U.S. Dollar	3,105	23	—
3/15/2012	259,000	U.S. Dollar	200,006	Singapore Dollar	200,356	—	(350)
3/15/2012	259,000	Singapore Dollar	198,955	U.S. Dollar	200,006	—	(1,051)
3/15/2012	325,000	U.S. Dollar	330,484	Australian Dollar	330,748	—	(264)
3/15/2012	10,000	Canadian Dollar	9,815	U.S. Dollar	9,819	—	(4)
3/15/2012	54,000	U.S. Dollar	6,955	Hong Kong Dollar	6,956	—	(1)
			$13,889,657		$13,972,440	$44,232	$(127,015)

The Equity and Smaller Companies Fund do not have outstanding forward exchange contracts as of December 31, 2011.

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the year ended December 31, 2011 were as follows:

	Alternative Strategies Fund
	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2010	$—	—
Option written	187,155	1,861
Options closed	(9,883)	(128)
Options exercised	(33,786)	(244)
Options expired	(30,866)	(756)
Options outstanding at December 31, 2011	$112,620	733

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund, and Alternative Strategies Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2011, the Equity, International, and Alternative Strategies Investor Classes incurred $444, $649,405, and 2,926, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the higher of the federal funds rate or overnight libor plus 1.25% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. There are no borrowing activity for the year ended December 31, 2011.

Notes to Financial Statements 99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 11 – Unfunded Loan Commitment

At December 31, 2011, unfunded commitment was as follows:

Unfunded
Borrower	Commitment
U.S. Security Holdings, Inc., Delayed Draw Term Loan	$16,300
$16,300

Note 12 – Other Derivative Information

At December 31, 2011, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

International Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$11,728,830	Unrealized loss on forward exchange contracts	$3,268,455
	Total		$11,728,830		$3,268,455

Value Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$359,976	Unrealized loss on forward exchange contracts	$34,411
	Total		$359,976		$34,411

Focused Opportunities Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$308,096	Unrealized loss on forward exchange contracts	$38,763
	Total		$308,096		$38,763

Alternative Strategies Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount

Foreign exchange contracts		Unrealized gain on forward exchange contracts	$44,232	Unrealized loss on forward exchange contracts	$127,015
Swap contracts		Unrealized gain on swaps	10,585	Unrealized loss on swaps	7,218
	Total		$54,817		$134,233

For the year ended December 31, 2011, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

International Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(13,864,234)	$(13,864,234)	Foreign exchange contracts		$11,950,647	$11,950,647
	Total	$(13,864,234)	$(13,864,234)		Total	$11,950,647	$11,950,647

100 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Value Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(119,863)	$(119,863)	Foreign exchange contracts		$197,256	$197,256
	Total	$(119,863)	$(119,863)		Total	$197,256	$197,256

Focused Opportunities Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$1,263	$1,263	Foreign exchange contracts		$179,818	$179,818
	Total	$1,263	$1,263		Total	$179,818	$179,818

Alternative Strategies Fund

 Net Realized Gain (Loss) on Derivative Instruments

Statement of Operations Location	Foreign Currency Transactions	Options	Futures	Swap Contracts	Short Sales
Credit	$234,855	—	—	$2,895	—
Equity	—	$5,139	$(174,776)	$408	—
Foreign Exchange Rate	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments

Statement of Operations Location	Foreign Currency Transactions	Options	Futures	Swap Contracts	Short Sales
Credit	$(82,783)	—	—	$4000	—
Equity	—	$(3,761)	$2,221	$(633)	$(206,462)
Foreign Exchange Rate	—	$12,373	—	—	—

Note 13 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

Notes to Financial Statements 101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of its assets in stocks of companies based outside of the United States.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	Unfavorable Tax Treatment Risk: This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

102 Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Note 14 – Subsequent Events

The funds have evaluated subsequent events through the issuance of the financial statements and determined that no subsequent events have occurred that require disclosure.

Note 15 – Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Notes to Financial Statements 103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

Litman Gregory Masters Equity Fund (formerly The Masters’ Select Equity Fund)

Litman Gregory Masters International Fund (formerly The Masters’ Select International Fund)

Litman Gregory Masters Value Fund (formerly The Masters’ Select Value Fund)

Litman Gregory Masters Smaller Companies Fund (formerly The Masters’ Select Smaller Companies Fund)

Litman Gregory Masters Focused Opportunities Fund (formerly The Masters’ Select Focused Opportunities Fund)

Litman Gregory Masters Alternative Strategies Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Litman Gregory Masters Equity Fund (formerly The Masters’ Select Equity Fund), Litman Gregory Masters International Fund (formerly The Masters’ Select International Fund), Litman Gregory Masters Value Fund (formerly The Masters’ Select Value Fund), Litman Gregory Masters Smaller Companies Fund (formerly The Masters’ Select Smaller Companies Fund), Litman Gregory Masters Focused Opportunities Fund (formerly The Masters’ Select Focused Opportunities Fund), and Litman Gregory Alternative Strategies Fund (the “Funds”) at December 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, CA

February 27, 2012

104 Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation of Investment Advisory Agreement

The Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (f/k/a The Masters’ Select Funds Trust) (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), (a) at a meeting held on August 31, 2011 (the “August Meeting”), considered and approved through December 31, 2012 (1) the Unified Investment Advisory Agreement (the “Alternative Strategies Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Adviser”), with respect to the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”); and (2) the investment sub-advisory agreements (the “Alternative Strategies Sub-Advisory Agreements”) between the Adviser and each of Doubleline Capital LP, First Pacific Advisors, LLC, Loomis Sayles and Company, LP, and Water Island Capital, LLC (each, an “Alterative Strategies Sub-Adviser,” and collectively, the “Alternative Strategies Sub-Advisers”) with respect to the Alternative Strategies Fund; and (b) at a meeting held on December 13, 2011 (together with the August Meeting, the “Meeting”), considered and approved the one-year renewal for the period ending December 31, 2012 of: (1) the Unified Investment Advisory Agreement (the “Existing Funds Advisory Agreement”) between the Trust and the Adviser, with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Value Fund (the “Value Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”), and the Litman Gregory Masters Focused Opportunities Fund (the “Focused Opportunities Fund”) (each of the Alternative Strategies Fund, the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the International Fund, a “Fund,” and collectively, the “Funds”), and (2) the investment sub-advisory agreements (the “Existing Funds Sub-Advisory Agreements,” and collectively with the Alternative Strategies Advisory Agreement, the Alternative Strategies Sub-Advisory Agreement, and the Existing Funds Advisory Agreement, the “Advisory Agreements”) between the Adviser and each of Davis Selected Advisers, L.P., Friess Associates, LLC, Harris Associates L.P., Sands Capital Management, LLC, Southeastern Asset Management, Inc., Turner Investment Partners, Inc., and Wells Capital Management, Inc. with respect to the Equity Fund, each of Harris Associates, L.P., Marsico Capital Management, LLC, Mastholm Asset Management, LLC, Northern Cross, LLC, Third Avenue Management, LLC, and Thornburg Investment Management, Inc. with respect to the International Fund, each of Franklin Mutual Advisers, LLC, Harris Associates L.P., and Southeastern Asset Management, Inc., with respect to the Value Fund, each of Copper Rock Capital Partners, LLC, First Pacific Advisers, LLC, Friess Associates, LLC, Cove Street Capital, LLC and Wells Capital Management, Inc. with respect to the Smaller Companies Fund, and each of Davis Selected Advisers, L.P., Franklin Mutual Advisers, LLC, and Sands Capital Management, LLC with respect to the Focused Opportunities Fund (each of the foregoing sub-advisers and the Alternative Strategies Sub-Advisers, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Adviser regarding the Funds. The materials provided by the Adviser were extensive and included information, as applicable, relating to each Fund’s current or proposed investment objectives, investment results, portfolio composition, advisory fee and expense comparisons, as well as information on each Sub-Adviser’s performance within the various Funds and in comparison to other accounts (including, if applicable, other mutual funds) managed by each such Sub-Adviser (or in the case of the Alternative Strategies Fund, each Alternative Strategies Sub-Adviser’s performance record for its other funds within the strategy that such Alternative Strategies Sub-Adviser would be implementing for the Alternative Strategies Fund). Financial and profitability information regarding the Adviser, descriptions of various services provided or to be provided by the Adviser, such as compliance monitoring and portfolio trading practices, information about the personnel at the Adviser and each Sub-Adviser providing or to be providing investment management and administrative services to each Fund, and summaries of each Sub-Adviser’s compliance program were also provided. In addition, the Independent Trustees discussed the approval of the Advisory Agreements with representatives of the Adviser and were advised by independent counsel on these and other relevant matters.

Other Information 105

In addition, with respect to the existing Funds (i.e., all Funds other than the Alternative Strategies Fund), the Board had received information about the existing Funds throughout the year, which included a wide variety of materials relating to the services provided by the Adviser and the applicable Sub-Advisers, including reports on the existing Funds’ and each applicable Sub-Adviser’s investment results, portfolio composition, portfolio trading practices, and shareholder services, in addition to other information relating to the nature, extent, and quality of services provided by the Adviser and the applicable Sub-Advisers. Throughout the course of the year, the Board also received in-person presentations from various members of senior management at the Adviser and requested and reviewed supplemental information, which included extensive materials regarding the existing Funds’ investment results, advisory fees and expense comparisons, the Adviser’s financial condition and profitability, compliance monitoring, and the personnel at the Adviser and the applicable Sub-Advisers providing investment management and administrative services to the Funds. With respect to the Alternative Strategies Fund, the Board noted that it had discussed, and received information about, the Alternative Strategies Fund and the Alternative Strategies Sub-Advisers over a number of meetings during the preceding year.

The information provided to the Board at the Meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to renew or approve, as applicable, the Advisory Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board), and the conclusions thereto that formed the basis for approving the renewal or approval, as applicable, of the Advisory Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

1.	Nature, extent and quality of services

The Adviser, its personnel and its resources. With respect to the existing Funds, the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its sophisticated monitoring and oversight of the applicable Sub-Advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees discussed the high level of sub-adviser due diligence continually being undertaken by the Adviser. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Adviser, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Adviser’s responsiveness with respect to requests of both the Board and the shareholders. In addition, the Independent Trustees noted that, because the Adviser is a significant shareholder in the existing Funds, the Adviser has an additional incentive to ensure that the existing Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Adviser, including those Trustees who are “interested persons” of the Trust within the meaning of the 1940 Act, were also shareholders of the existing Funds.

The Independent Trustees then considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Board informed; and its attention to matters that may involve potential conflicts of interest with each existing Fund. The Independent Trustees expressed appreciation for the extent and effectiveness of the Adviser’s compliance operations and the Adviser’s oversight of the applicable Sub-Advisers’ and other service providers’ compliance operations. The Independent Trustees discussed the Adviser’s commitment to compliance at length in a private session with senior management of the Adviser. The Independent Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the Adviser to the existing Funds under the Existing Funds Advisory Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

With respect to the Alternative Strategies Fund, the Independent Trustees also took into account of the above considerations, as deemed relevant by the Independent Trustees to the consideration of the Alternative Strategies Advisory Agreement, noting that the nature and extent of services to be provided by the Adviser to the Alternative Strategies Fund are essentially the same as the services provide by the Adviser to the existing Funds.

The Independent Trustees then considered various matters relating to the Sub-Advisers, including copies of each Existing Funds Sub-Advisory Agreement or copies of a form of each Alternative Strategies Sub-Advisor Agreement, as applicable; copies of the Form ADV for each Sub-Adviser; financial information relating to each Sub-Adviser; and other information deemed relevant to the Independent Trustee’s evaluation of each Sub-Adviser, including qualitative assessments provided verbally by senior management of the Adviser and an assessment of each Sub-Adviser’s commitment to compliance. The Independent Trustees also considered the Adviser’s lengthy and extensive due diligence process for selecting each Sub-Adviser and the Adviser’s commitment to ongoing monitoring each Sub-Adviser’s investment performance, attentiveness to their portfolios for the Funds, and responsiveness to the Adviser’s inquiries.

106 Litman Gregory Funds Trust

2.	Investment results

With respect to the existing Funds, the Independent Trustees reviewed the performance of each existing Fund relative to its respective benchmark(s) and peer groups of funds, including the one-month, three-month, nine-month, one-year, three-year, five-year and ten-year periods ended September 30, 2011 (as applicable), as well as the period from each existing Fund’s inception through September 30, 2011. The Independent Trustees considered the overall performance of the existing Funds as well as the performance of the applicable Sub-Advisers within the existing Funds. The Independent Trustees noted that they believed that it was appropriate to focus on longer term performance as opposed to short-term results and therefore focused their review of investment results on periods of one year or longer.

The Independent Trustees considered the investment results of each existing Fund in light of its investment objective. They also considered information regarding the selection of indexes and funds comparable to the existing Funds that were used to evaluate relative investment results and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons. The Independent Trustees reviewed each existing Fund’s absolute investment results and its relative results measured against such comparable indexes and funds. The Independent Trustees also compared the investment results of each applicable Sub-Adviser in comparison to such Sub-Adviser’s own fund(s) (if applicable) and the relevant index(es). The Independent Trustees examined the performance of each existing Fund over the one-year, three-year, and five-year periods ended September 30, 2011 (as applicable) as well as the period from each existing Fund’s inception through September 30, 2011. The Board also considered the Equity Fund’s, International Fund’s, and Value Fund’s performance for the ten-year period ended September 30, 2011.

In assessing relative performance and fees and expenses, the Independent Trustees relied upon data assembled by U.S. Bancorp Fund Services, LLC (the “Administrator”) (not affiliated with the Adviser) using data from Lipper, Inc. (“Lipper”), which consisted of reports showing the relative investment results for each existing Fund in comparison to appropriate passive indexes and comparable fund peer groups for each of the existing Funds (collectively, the “benchmarks”) and expense comparisons to two peer groups as discussed above. The selection of indexes and funds was based on criteria including asset classification, primary channel of distribution, asset size, expense structure and load type, and the Independent Trustees noted that the Administrator, and not the Adviser, had been primarily responsible for compiling this data.

For the Equity Fund, the Independent Trustees compared its investment results to (1) the Custom Equity Index, which is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index; (2) the Lipper Multi-Cap Core Funds Index; (3) the Russell 3000 Index; (4) the Multi-Cap Core funds determined to be comparable to the Equity Fund by Lipper; and (5) certain domestic equity funds in the Morningstar Large Blend Category having net assets between $200 million and $500 million, true no-load, and investment minimums of less than $10,000. The Independent Trustees noted that the Equity Fund outperformed the benchmark indexes for the one-year and three-year periods ended September 30, 2011 and the period from the Equity Fund’s inception through September 30, 2011, and underperformed the benchmark indexes for the five-year and ten-year periods ended on the same date. The Independent Trustees reviewed the performance of the Equity Fund relative to the peer funds as categorized by Lipper and Morningstar, Inc. (“Morningstar”) and found that while the Equity Fund’s performance compared similarly to the Lipper peer group median as it compared to its benchmark indexes for all relevant periods reviewed, it outperformed the median of the Morningstar peer group for those same periods.

For the International Fund, the Independent Trustees compared its investment results to (1) the S&P Global (ex U.S.) LargeMidCap Index; (2) the Lipper International Large-Cap Core Funds Index; (3) the International Large-Cap Core funds determined to be comparable to the International Fund by Lipper; and (4) certain funds in the Morningstar Foreign Large Blend Category having net assets between $800 million and $3 billion, true no-load, and investment minimums of less than $10,000. The Independent Trustees noted that the International Fund outperformed both of its benchmark indexes for the one-year period ended September 30, 2011 and underperformed the S&P Global (ex U.S.) LargeMidCap Index but outperformed the Lipper International Large-Cap Core Funds Index for the three-year, five-year, and ten-year periods ended on the same date. They also noted that the International Fund outperformed both of its benchmark indexes for the period from the International Fund’s inception through September 30, 2011. The Independent Trustees reviewed the performance of the International Fund relative to the peer funds as categorized by Lipper and Morningstar and found that the International Fund outperformed the median for both peer groups for all relevant periods reviewed except for the one-year period ended September 30, 2011.

For the Value Fund, the Independent Trustees compared its investment results to (1) the Russell 3000 Value Index; (2) the Lipper Large-Cap Value Funds Index; (3) the Large-Cap Value funds determined to be comparable to the Value Fund by Lipper; and (4) certain large sized value funds in the Morningstar Large Value Category having net assets under $200 million, true no-load, and investment minimums of less than $10,000. The Independent Trustees noted that the Value Fund outperformed the Russell 3000 Value Index for the one-year, three-year and five-year periods ended September 30, 2011, and underperformed that index for the ten-year period ended and the period from the Value Fund’s inception through September 30, 2011. They also noted that the Value Fund outperformed the Lipper Large-Cap Value Funds Index for all relevant periods reviewed except for the five-year period ended September 30, 2011. The Independent Trustees reviewed the performance of the Value Fund relative to the peer funds as categorized by Lipper and Morningstar and found that the Value Fund outperformed the median for both peer groups for all relevant periods reviewed except for the five-year period ended September 30, 2011 for the Lipper peer group and the five-year and ten-year periods ended on the same date for the Morningstar peer group.

Other Information 107

For the Smaller Companies Fund, the Independent Trustees compared its investment results to (1) the Russell 2000 Index; (2) the Lipper Small-Cap Core Funds Index; (3) the Small-Cap Core funds determined to be comparable to the Smaller Companies Fund by Lipper; and (4) certain small-cap blend equity funds in the Morningstar Small Blend Category having net assets under $200 million, true no-load, and investment minimums of less than $10,000. The Independent Trustees noted that the Smaller Companies Fund outperformed both of its benchmark indexes for all relevant periods reviewed except for the five-year period ended and the period from the Smaller Companies Fund’s inception through September 30, 2011. The Independent Trustees reviewed the performance of the Smaller Companies Fund relative to the peer funds as categorized by Lipper and Morningstar and found that the Smaller Companies Fund outperformed the median for both peer groups for the one-year and three-year periods ended September 30, 2011 and outperformed the median for the Lipper peer group but underperformed the median for the Morningstar peer group for the five-year period ended on the same date.

For the Focused Opportunities Fund, the Independent Trustees compared its investment results to (1) the S&P 500 Index; (2) the Large-Cap Core funds determined to be comparable to the Focused Opportunities Fund by Lipper; and (3) certain large-cap blend equity funds in the Morningstar Large Blend Category having net assets under $200 million, true no-load, and investment minimums of less than $10,000. The Independent Trustees noted that the Focused Opportunities Fund outperformed its benchmark index for all relevant periods reviewed except for the period from the Focus Opportunities Fund’s inception through September 30, 2011. The Independent Trustees reviewed the performance of the Focused Opportunities Fund relative to the peer funds as categorized by Lipper and Morningstar and found that the Focused Opportunities Fund outperformed the median for both peer groups for all relevant periods reviewed except for the five-year period ended September 30, 2011 for the Lipper peer group median.

The Independent Trustees also noted that the performance of the applicable Sub-Advisers for the same existing Fund varies over time and noted and acknowledged the Adviser’s detailed monitoring of the applicable Sub-Advisers’ investment results, particularly those Sub-Advisers that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Adviser with respect to underperforming Sub-Advisers, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Adviser in response to underperformance by certain Sub-Advisers. The Independent Trustees considered the Adviser’s process for terminating Sub-Advisers and noted the Adviser’s continued willingness to terminate Sub-Advisers if the Adviser determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Adviser’s ability to attract and retain world-class investment managers to serve as Sub-Advisers to the Funds as well as the Adviser’s extensive screening process before hiring a Sub-Adviser.

Ultimately, the Independent Trustees concluded that the Adviser has a strong long-term record of effectively managing each of the existing Funds and monitoring the effectiveness of the contributions being made by each of the applicable Sub-Advisers. The Independent Trustees further concluded that the Adviser was applying appropriate discipline and oversight to ensure that each existing Fund adhered to its stated investment objective and strategies and that the Adviser’s record in managing each Fund supported the conclusion that its continued management should benefit each existing Fund and its shareholders.

With respect to the Alternative Strategies Fund, because it has no performance data to be reviewed, the Independent Trustees considered the investment results the Adviser has achieved for the existing Funds. The Independent Trustees also acknowledged the Adviser’s skill in implementing the manager-of-managers strategy across the existing Funds as well as its expertise in evaluating and selecting sub-advisers. With respect to the Alternative Strategies Sub-Advisers, the Independent Trustees reviewed information on, and noted positively, the historical performance each Alternative Strategies Sub-Adviser has achieved for the relevant strategy that will be implemented for the Alternative Strategies Fund.

3.       Advisory fees and total expenses

With respect to the existing Funds, the Independent Trustees reviewed the advisory fees and total expenses of each existing Fund (each as a percentage of each Fund’s average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the Lipper data. According to the Lipper data, each existing Fund had relatively high advisory fees, but the Independent Trustees noted that the Adviser’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data. Accordingly, the Independent Trustees focused on the total expenses of each existing Fund, its performance and, where appropriate, the level of subsidization by the Adviser. The Independent Trustees found that the total expenses for each of the existing Funds were in the higher range of their core style peers. However, when compared to manager-of-manager peers the total expenses for each existing Fund were above, but generally closer to, the median. The Independent Trustees considered the manager-of-manager comparisons to be more apposite because they more closely reflected the structure of the existing Funds. Thus, the Independent Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to sub-advisers to which they otherwise might not have access and that the higher fees were fully justified by the long-term performance results of the existing Funds.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of management fees charged by the Adviser to other similarly managed separate accounts such as pension funds or other institutional investors. The Adviser presented to the Independent Trustees the management fees that the Adviser and its affiliate charge their individual accounts and private investment funds. The Adviser explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the existing Funds and the separately managed accounts, including the fact that the products the Adviser and its affiliate offer for the existing Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisers) and their separately managed accounts are drastically different; that the services the Adviser and its affiliate provide for the existing Funds (i.e., the assembly and monitoring of Sub-Advisers) are not readily available on the market and different from those offered for their separately managed accounts; that the separately managed accounts have a much higher minimum investment requirement as compared to that of the existing Funds; and that certain compliance obligations and liquidity requirements are only applicable to the existing Funds and not the separately managed accounts.

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With respect to the Alternative Strategies Fund, the Independent Trustees reviewed the proposed advisory fee rates for the Alternative Strategies Fund, noting the Adviser’s willingness to share economies of scale by implementing breakpoints. It was also noted that the Adviser has agreed to operating expense limitations for the Alternative Strategies Fund. The Independent Trustees then reviewed the expense comparison of the Alternative Strategies Fund with its peer group selected by Lipper, noting that the Alternative Strategies Fund’s proposed advisory fees and total expenses are roughly in the middle to the higher end of the Lipper peer group. The Independent Trustees noted that the average annual advisory fee of multi-strategies funds evaluated by Morningstar is 1.69%, which is higher than the Alternative Strategies Fund’s proposed annual advisory fee rates. The Independent Trustees also took into account that because of the strategies the Alternative Strategies Fund will be utilizing, it was difficult to find a comparable peer group and that many of the funds that are relatively comparable to the Alternative Strategies Fund are fairly new themselves. It was also noted that because the strategies of the Alternative Strategies Fund are hedge fund like strategies, it was expected that the advisory fee rates would be higher for the Alternative Strategies Fund than for a typical mutual fund.

The Independent Trustees then reviewed the fees due to the Alternative Strategies Sub-Advisers pursuant to the Alternative Strategies Sub-Advisory Agreements, which will be paid by the Adviser rather than the Alternative Strategies Fund, as well as the fees each Alternative Strategies Sub-Adviser charges its mutual fund, hedge fund or other clients, as applicable. The Independent Trustees also noted the Adviser’s assessment of the sub-advisory fees each Alternative Strategies Sub-Adviser has agreed to. The Independent Trustees also took note that each Alternative Strategies Sub-Adviser has agreed to waive a portion of its sub-advisory fees in order to keep the Alternative Strategies Fund’s operating expenses under the expense limitations and that one Alternative Strategies Sub-Adviser has also agreed to breakpoints.

4.     The Adviser’s financial information

The Independent Trustees reviewed information regarding the Adviser’s costs or expected costs of managing the Funds and information regarding the profitability or potential profitability of the Adviser. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Adviser had voluntarily forgone profits to subsidize the existing Funds when they were at lower asset levels.

The Adviser’s Costs and Profitability. With respect to all Funds, the Independent Trustees noted that the Adviser appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisers. With respect to the existing Funds, the Independent Trustees reviewed the total advisory fees, the amounts paid by the Adviser to the applicable Sub-Advisers, and the general cost of the services provided by the Adviser in compensation for its retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Adviser, noting that the Adviser had voluntarily waived more than $2.7 million of fees payable under the Existing Fund Advisory Agreement during the period October 1, 2010 through September 30, 2011, and followed a policy of not charging advisory fees on unallocated cash. The Independent Trustees also noted that the Adviser had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. The Independent Trustees also considered the Adviser’s willingness to invest in staff to accommodate changing regulatory requirements. With respect to the Alternative Strategies Fund, the Independent Trustees considered the proposed total advisory fees and the expected costs of managing the Alternative Strategies Fund, in light of the above cost and profitability information with respect to the existing Funds. The Independent Trustees concluded that it had received information that assured them that the Adviser was financially sound and able to honor its sponsorship commitments to the Funds, and that the Adviser’s profits or potential profits were or would be in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Adviser’s management of the Funds. Similarly, although the Independent Trustees had financial information on the Sub-Advisers, the Independent Trustees did not engage in an extended analysis of Sub-Adviser profitability given the arm’s length nature of the bargaining between the Adviser and each Sub-Adviser and the difficulty of interpreting profitability information with respect to each Sub-Adviser due to the use of disparate accounting conventions, disparate ownership structures, the fact that each Sub-Adviser managed or will be managing only a portion of each Fund, and other factors. The Independent Trustees were advised by legal counsel that they could give less weight to the profitability assessment of each Sub-Adviser because of the existence of arm’s length bargaining in those contractual relationships. The Independent Trustees also reviewed information regarding the structure and manner in which the Adviser’s and the Sub-Advisers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

Other Information 109

Economies of Scale. With respect to the existing Funds, the Independent Trustees noted that the Adviser had taken steps to reduce expenses. The Independent Trustees considered the economies of scale the existing Funds have experienced and are experiencing and the Adviser’s commitment to regulate each existing Fund’s total expenses and ensure that the expenses of each existing Fund are fair and reasonable. The Independent Trustees concluded that the Adviser had taken steps to ensure that shareholders of the existing Funds benefit as the sizes of the existing Funds increase by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the existing Funds on a cost only basis. The Independent Trustees also noted that the Adviser had acted in the existing Funds’ shareholders’ best interests in closing certain of the existing Funds to new investors at certain times. Even though additional investments would have increased Fund sizes and possibly generated additional economies of scale, the Independent Trustees observed that responsible management of Fund sizes often benefited shareholders more than allowing growth notwithstanding economies of scale that might accompany such growth. In addition, the Independent Trustees took note of information provided on fees rebated to separate account clients of the Adviser’s affiliate to the extent these clients’ assets were invested in the existing Funds. The Independent Trustees noted that these rebates by the Adviser’s affiliate represented over $981,000 in fees during the period October 1, 2010 through September 30, 2011, and although they nominally benefited only separate account clients of the Adviser’s affiliate who were also Fund shareholders, the Independent Trustees recognized that these separate account investments helped reduce costs for all shareholders of the existing Funds by increasing the asset base of the existing Funds. The Independent Trustees took note of the balance the Adviser and its affiliate struck between extending such rebates and limiting the size and total assets in the various existing Funds to levels that promoted optimum investment returns. The Independent Trustees also took favorable note of the Adviser’s efforts to invest in its advisory organization to ensure strong research and analytic capability.

With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Adviser and one of the Alternative Strategies Sub-Advisers had agreed to implement breakpoints and that both the Advisers and all of the Alternative Strategies Sub-Advisers had agreed to waive fees and/or reimburse expenses necessary to keep the Alternative Strategies Fund’s operating expenses within its operating expense limitation.

5.	Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees (as well as the Board), concluded that the Advisory Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders receive or would receive reasonable value in return for the advisory fees and other amounts paid to the Adviser and its respective Sub-Advisers by each Fund, and that the renewal or the approval, as applicable, of the Advisory Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

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INDEX DEFINITIONS

ABX Indexes

ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Chicago Board Options Exchange (CBOE) Volatility Index

Chicago Board Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility.

Custom Equity Index

Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

HFRI Merger Arbitrage Index

HFRI Merger Arbitrage Index is a fund weighted (equal weighted) index that measures the net of fees performance of hedge funds that invest in merger arbitrage strategies. Merger Arbitrage strategies typically employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Lipper International Large-Cap Core Fund Index

Lipper International Large-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Fund Index

Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Large-Cap Value Fund Index

Lipper Large-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. Value Index

MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index (Europe, Australasia, Far East)

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index

MSCI Emerging Markets Index measures the equity market performance of 21 emerging market countries.

MSCI World ex U.S. Index

MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Index Definitions 111

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INDEX DEFINITIONS – (Continued)

NASDAQ Composite Index

NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange.

PrimeX

PrimeX indexes serve as standardized, diverse, and liquid tools referencing securitized non-Agency fixed-rate or hybrid adjustable rate mortgage loans. The indexes currently reference 2005, 2006, and 2007 vintages. The PrimeX.FRM.1 Index references fixed-rate mortgage loans issued between 1/1/2005 and 6/30/2006. The PrimeX.FRM.2 Index references fixed-rate mortgage loans issued between 7/1/2006 and 12/31/2007.

Russell 1000 Growth Index

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P 500 Equal Weight Index

S&P 500 Equal Weight Index has the same 500 stocks as the capitalization-weighted S&P 500, but each company in the index is allocated a fixed weight of 0.20%.

S&P Global (ex U.S.) LargeMidCap Index

S&P Global (ex U.S.) LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

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INDUSTRY TERMS AND DEFINITIONS

1.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

2.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

3.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

4.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

5.	Capex (capital expenditures) are expenditures creating future benefits.

6.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

7.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

8.	Correlation is a statistical measure of how two securities move in relation to each other.

9.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

10.	Diversification is the spreading of risk by putting assets in several categories of investments.

11.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

12.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

13.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

14.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

15.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

16.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

17.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

18.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

19.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

20.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

21.	One basis point equals 1/100th of 1 percent.

22.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

23.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

24.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Industry Terms and Definitions 113

Litman Gregory Funds Trust
INDUSTRY TERMS AND DEFINITIONS – (Continued)

25.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

26.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

27.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

114 Litman Gregory Funds Trust

Litman Gregory Funds Trust
TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	100.00%
Litman Gregory Masters Value Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	100.00%
Litman Gregory Masters Alternative Strategies Fund	27.98%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2011 was as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	54.55%
Litman Gregory Masters Value Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	100.00%
Litman Gregory Masters Alternative Strategies Fund	27.08%

The Funds hereby designate the following amounts as long-term capital gains distributions for the fiscal year ended December 31, 2011:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Value Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2011, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Value Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Focused Opportunities Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Equity	0.00%
International	0.00%
Value	0.00%
Smaller Companies	0.00%
Focused Opportunities	0.00%
Alternative Strategies	0.78%

For the year ended December 31, 2011, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

		Portion of Ordinary Income Distribution
Creditable Foreign Taxes Paid	Per Share Amount	Derived from foreign Sourced Income
$3,221,296	$0.0291	99.18%

Tax Information 115

Litman Gregory Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 15 years	Executive Chairman, Ask Jeeves, 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Director of Advent Software; Expedia Inc.; Fair Isaac Co.; and Netflix Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 15 years	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: 15 years	CPA/PFS, CFP. President, CCO & Sole Owner, Welz Financial Services, Inc., since 2007. Partner, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: 15 years	Professor, Department of Finance, Santa Clara University, since 1979.	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 15 years	President of the Advisor; President of Litman/Gregory Research, Inc. (publishers) and Litman/Gregory Asset Management, LLC (investment advisors), Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000	None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 15 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/ Gregory Research Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Term: Open Ended Time Served: 15 years	Chief Investment Officer of Litman/ Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 15 years	Chief Operating Officer, Litman/ Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/ Gregory Asset Management, LLC.	None

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

116 Litman Gregory Funds Trust

NOTES

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Notes 117

Advisor:

Litman Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:
Masters Funds
C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Value Fund	MSVFX	53700T405	307
Smaller Companies Fund	MSSFX	53700T306	308
Focused Opportunities Fund	MSFOX	53700T702	314
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and that Mr. Shefrin is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$177,675	$150,000
Audit-Related Fees	$0	$0
Tax Fees	$35,535	$30,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto

(3) Not applicable to open-end investment companies.

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Litman Gregory Funds Trust

By           /s/ Kenneth E. Gregory

Kenneth E. Gregory, President and Principal Executive Officer

Date       3/6/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth E. Gregory

Kenneth E. Gregory, President and Principal Executive Officer

Date       3/6/2012

By           /s/ John Coughlan

John Coughlan, Treasurer and Principal Financial Officer

Date       3/6/2012